UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )

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◻	Soliciting Material under §240.14a-12
 UPWORK INC.
(Name of Registrant as Specified In Its Charter)
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Notice of Annual Meeting of Stockholders and Proxy Statement

2025

upwork

Our vision is independent talent at the heart of every business

PROXY STATEMENT 2025

upwork

Our Impact Priorities

Economic Opportunity

Team Enablement

Environment

Trust and Ethics

PROXY STATEMENT 2025

upwork

1 Includes a non-cash tax benefit of $140.3 million from the release of a valuation allowance on certain deferred tax assets.
2 Adjusted EBITDA, adjusted EBITDA margin, and free cash flow are not prepared in accordance with, and are not alternatives to, financial measures prepared in accordance with generally accepted accounting principles, which we refer to as GAAP. An explanation of non-GAAP financial measures and reconciliations to their most directly comparable GAAP financial measures can be found in “Appendix A: Reconciliation of Non-GAAP Financial
Measures.”
To My Fellow Stockholders,
2024 was a defining year for Upwork. As AI continued to transform how work is performed and talent engages, we further strengthened our position as a leading solution for customers by building new AI-powered capabilities, expanding access to AI-enabled and AI expert talent, and delivering a higher-quality, more effective, and more intelligent platform experience. These advances not only helped businesses innovate and scale faster, but also gave professionals new tools to enhance their productivity, elevate their work, and grow their careers.
Through disciplined execution and a focused strategy, we accomplished record-breaking financial results, helping businesses scale their workforces, achieve work outcomes, and stay competitive while empowering skilled professionals to unlock meaningful, high-value work opportunities. In doing so, we are helping innovative talent and growing businesses of all sizes thrive in the new age of AI, and cementing Upwork's category leadership.
Strong Operational and Financial Performance
In 2024, Upwork delivered the strongest profitability in our company’s history. Net income reached $215.6 million, representing a 28% profit margin.1 Adjusted EBITDA grew 129% year-over-year to $167.6 million, and adjusted EBITDA margin doubled to a record 22%, underscoring the strength of our model and our disciplined execution. Revenue increased 12% year over year to $769.3 million, reflecting strong Marketplace and Enterprise contributions and continued
momentum in ads and monetization. Gross services volume, or GSV, was $4.0 billion, reflecting the breadth of industries, work categories, and geographies our platform serves. Cash provided by operating activities and free cash flow also reached record levels of $153.6 million and $139.1 million, respectively, reinforcing our ability to invest in innovation while delivering long-term stockholder value.2 We also streamlined our organizational structure to improve efficiency, reduce costs, and accelerate decision-making, creating a more agile company positioned for sustainable growth.
Human-Centered AI Advancements
The strategic foundation for Upwork has never been stronger or more aligned with the current state of work. As AI adoption accelerates, organizations are rethinking how they access critical skills, looking for flexible talent models and trusted partners that bring together advanced technology and highly skilled professionals to deliver outcomes at speed and scale. At the same time, professionals across the globe are looking to tap into the immense economic opportunity created by AI, seeking flexible ways of working that enable them to apply their expertise, upskill continuously, and participate meaningfully in one of the fastest-growing segments of the global economy. Upwork is uniquely positioned to lead this moment. Our platform bridges the growing demand for AI talent with a global supply of experts while delivering
AI-powered enhancements throughout the customer experience.
In 2024, we introduced Uma™, Upwork’s Mindful AI, to support a broad range of high-impact workflows. For talent, Uma serves as an always-on work companion, offering support for brainstorming, content creation, coding, and more, while reducing time spent on time consuming tasks like drafting proposals. For businesses, Uma enhances how projects are scoped, talent is matched, and proposals are evaluated, enabling faster, more informed hiring decisions.
In keeping with our commitment to build trust and support ethical business practices, our Mindful AI Principles guide our approach to responsibly developing Uma.
We also made strides to further enhance our search experience with the acquisition of Objective AI, an AI-native search-
as-a-service company. This acquisition will enable multimodal discovery across text, image, video, and audio on talent profiles and brought top technical talent into Upwork to accelerate experimentation and long-term innovation.
Together, these advancements reinforce our strategy to make Upwork the preeminent destination for AI-powered workers and work, both in how our platform delivers highly skilled talent and outcomes and in the growing volume of AI projects flowing through it.
Empowering Customers Through Further Innovation
In 2024, we also enhanced our platform’s capabilities to increase visibility, streamline hiring, and support more complex flexible talent strategies.
We expanded our suite of ads and monetization tools, giving professionals more ways to promote their services and win work, while helping clients discover the right talent faster. Tools like Boosted Proposals, along with enhanced subscription offerings like Freelancer Plus, are creating a more dynamic, efficient, and valuable experience for both sides of the marketplace.
We deepened our commitment to serving larger organizations through the evolution of our Enterprise offering and the launch of Upwork Business Plus, a premium plan that bridges our Marketplace and Enterprise solutions. Business Plus provides larger clients with greater support and flexibility, helping them scale faster and move seamlessly into more advanced engagements. Our partnerships with Workday VNDLY and KellyOCG further embedded Upwork into familiar enterprise sourcing and hiring workflows, unlocking new channels to meet complex and evolving workforce needs with the skilled talent on our platform.
For companies looking for a fully managed experience, our Managed Services offering continued to deliver turnkey solutions—bringing together specialized talent and project oversight to help clients achieve outcomes at scale. By integrating our proprietary AI, operational expertise, and deep talent pools, Managed Services is becoming a powerful lever for customers pursuing large-scale, talent-intensive initiatives.
Upwork Team Enablement
In 2024, we continued investing in a workplace that fosters innovation, inclusion, and high performance.
We expanded access to team-based skills training and on-demand learning resources, while increasing adoption of tools like Textio Lift, which helps managers deliver clear, actionable, and bias-free performance feedback.
To deepen our understanding of the team member experience, we introduced a new Innovation Readiness benchmark—a framework for assessing how individuals at Upwork experience inclusion, learning, contribution, and the freedom to challenge the status quo. These insights are shaping programs and policies that unlock both individual and team potential.
We also redesigned our headquarters to better support our remote-first model and invested in a global coworking network, giving team members more ways to connect and collaborate across geographies.
Environmental Sustainability
We remain committed to minimizing our impact on the planet and demonstrating how a remote-first company can lead on environmental sustainability while supporting a flexible, modern workforce.
In 2024, we matched 100% of the electricity used across both our offices and remote work with carbon-free electricity, helping to decrease our Scope 2 emissions to their lowest point yet, and we maintained our commitment to responsible hardware disposal by reusing or recycling 100% of our e-waste. These ongoing efforts are a core part of our strategy to reduce emissions and operate with transparency and accountability.
Unlocking Economic Opportunity
In 2024, talent surpassed $25 billion in lifetime earnings on our platform, a milestone that reflects the meaningful value we deliver for talent and clients alike around the world.
Our impact also extends to the nonprofit sector, where more than 4,500 validated charitable organizations used Upwork last year to find skilled professionals who help them advance their missions. Through The Upwork Foundation, we granted
$800,000 to nonprofit partners focused on equipping young people in underserved communities for the future of work, supporting programs that provide training, mentorship, and access to essential tools and technology.
These efforts reflect our belief that work should be a powerful and accessible source of economic opportunity, flexibility, and upward mobility, both today and for the next generation.
Looking Ahead
We enter 2025 with accelerated momentum across our business, a disciplined approach to innovation, operations, and profitability, and a platform uniquely positioned to meet the evolving needs of businesses and professionals in the AI era.
We’re not just responding to change, we’re helping define it. Upwork is the platform where forward-thinking companies and skilled professionals come together to thrive in the new age of AI and beyond. We remain confident in our ability to deliver long-term value for our stockholders and customers while continuing to lead in our category.
With our foundation in place and our focus clear, we’re already defining the next chapter of AI-powered work.
Thank you for your continued support of our business and our mission.
Sincerely,
Hayden Brown
President and Chief Executive Officer
April 25, 2025
To Our Stockholders:
You are cordially invited to attend the 2025 Annual Meeting of Stockholders of Upwork Inc., which we refer to as the
Annual Meeting. The meeting will be held exclusively online via live webcast on Thursday, June 5, 2025, at 8:00 a.m.
Pacific Time. The meeting can be accessed by visiting www.virtualshareholdermeeting.com/UPWK2025, where you will be able to listen to the meeting live, submit questions, and vote online.
The matters expected to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual
Meeting of Stockholders and Proxy Statement. The Annual Meeting materials include the notice, Proxy Statement, and annual report to stockholders, each of which has been furnished to you over the internet or, if you have requested a paper copy of the materials, by mail.
Your vote is important. Whether or not you plan to attend the Annual Meeting, please cast your vote as soon as possible by internet, by telephone, or if you received a paper copy of the meeting materials by mail, by completing and returning the enclosed proxy card or voting instruction form in the postage-prepaid envelope to ensure that your shares will be represented. Your vote by written proxy will ensure your representation at the Annual Meeting regardless of whether or not you attend the meeting. Returning the proxy does not affect your right to attend and to vote your shares at the Annual
Meeting.
Sincerely,
Thomas Layton
Chairperson of the Board of Directors
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 5, 2025: THE PROXY STATEMENT
AND ANNUAL REPORT ARE AVAILABLE AT www.proxyvote.com
References to our website in this Proxy Statement are not intended to function as hyperlinks, and the information contained on our website, including in our 2024 Impact Report, is not intended to be incorporated into this Proxy
Statement.
In this Proxy Statement, we refer to Upwork Inc. as “Upwork,” the “Company,” “we,” “us,” or “our.”
Forward-Looking Statements
This Proxy Statement includes forward-looking statements. All statements contained in this Proxy Statement, other than statements of historical fact, are forward-looking statements. These statements are based on current expectations, estimates, and projections about our industry, management’s beliefs, and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance or events and are subject to risks, assumptions, estimates, and uncertainties that are difficult to predict. For a discussion of some of the risks and important factors that could affect our future results and financial condition, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024 and our subsequently filed Quarterly Reports on Form 10-Q.
In addition, forward-looking and other statements in this Proxy Statement may also address our corporate responsibility and sustainability and impact progress, plans, and goals. The inclusion of such statements is not an indication that these matters are necessarily material for the purposes of complying with or reporting pursuant to U.S. securities laws and regulations, even if we use the word “material” or “materiality” in this Proxy Statement. Certain of our disclosures are informed by various third-party frameworks, in addition to stakeholder expectations. However, we cannot guarantee strict adherence to framework recommendations, and our disclosures based on these frameworks may change due to revisions in framework requirements, availability of information, changes in our business or applicable governmental policy, or other factors, some of which may be beyond our control.

2025 Proxy Statement 1
Proxy Statement Summary
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.
2025 Annual Meeting Information

Date and Time	Web Address	Record Date
Thursday, June 5, 2025 8:00 a.m. Pacific Time	www.virtualshareholdermeeting.com/UPWK2025	April 10, 2025
Proposals and Voting Recommendations

Items of Business		Board Recommendation		Page
Proposal 1	Election of Thomas Layton, Dana L. Evan, and Kevin Harvey as Class I directors to serve until the 2028 annual meeting of stockholders	✓	FOR each nominee	24
Proposal 2	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025	✓	FOR	40
Proposal 3	Advisory vote to approve named executive officer compensation	✓	FOR	42
2024 Business Highlights
We operate the world’s largest work marketplace that connects businesses with independent talent from across the globe, as measured by GSV. 2024 was a year of transformation for Upwork, and we achieved record performance in the face of a challenging macroeconomic environment, with full-year revenue, net income, and adjusted EBITDA reaching all-time highs. Our 2024 results are a reflection of our strong execution driving durable, profitable growth, bringing new AI innovations to market, and building long-term stockholder value.
1
$153.6M cash provided
by operating activities
(compared to $52.7M in 2023)
$139.1M free
cash flow1
(compared to $39.4M in 2023)
28% profit margin
(+2,122 bps year-over-year)
22% adjusted
EBITDA margin1
(+1,117 bps year-over-year)

2 2025 Proxy Statement

2024 Performance Highlights
•Achieved all-time high profitability, with 28% profit margin and 22% adjusted EBITDA margin[1]
•Recorded 12% year-over-year revenue growth compared to year-over-year declines for the broader staffing industry
•Take rate increased to 19.2% from 16.6% in 2023
•AI was one of the fastest-growing major categories on our work marketplace, with GSV from AI-related work growing 60% year-over- year
•Ads & monetization products continued to provide a revenue tailwind while enhancing marketplace quality, efficiency, and take rate
•Repurchased $100 million of our outstanding shares and obtained authorization to repurchase up to $100 million of additional shares
2024 Strategic Highlights
•Launched UmaTM, Upwork’s Mindful AI, a conversational work companion designed to improve customer productivity and outcomes
•Acquired Objective AI, Inc., an AI-native search-as-a-service company, to further enhance our core search and match performance, strengthen our AI and machine learning teams, and continue to uplevel multi-modal capabilities for UmaTM

•Introduced Upwork Business Plus plan, providing an Enterprise-like value proposition on our work marketplace to better serve larger clients
•Executed a restructuring plan intended to continue our profitable trajectory, increase efficiency, and accelerate innovation for our customers, which we refer to as the Restructuring Plan
(1)Adjusted EBITDA, adjusted EBITDA margin, and free cash flow are not prepared in accordance with, and are not alternatives to, financial measures prepared in accordance with GAAP. An explanation of non-GAAP financial measures and reconciliations to their most directly comparable GAAP financial measures can be found in “Appendix A: Reconciliation of Non-GAAP Financial Measures.”
Stockholder Engagement
Our board of directors and management team value the perspective of our stockholders. As part of our year-round stockholder engagement program, members of our board of directors and management directly engage with our stockholders on matters such as our business and performance, executive compensation, corporate governance, and sustainability and impact practices so that we can understand stockholders’ views and expectations and share our perspectives on these important subjects.
Fall 2024 Stockholder Engagement

Contacted holders of approximately 54% of outstanding shares	Engaged holders of approximately 49% of outstanding shares	Director participation for approximately 49% of outstanding shares
For information on recent actions taken in response to stockholder feedback on our executive compensation, corporate governance, and sustainability and impact practices, see “Corporate Governance—Stockholder Engagement” and
“Executive Compensation—Executive Summary—Stockholder Engagement on Compensation.”

2025 Proxy Statement 3
Executive Compensation Overview
Executive Compensation Philosophy
Our executive compensation philosophy is to provide a competitive compensation program that attracts and retains talented executives, including our NEOs, whom we identify in “Compensation Discussion and Analysis,” and that aligns their economic interests with those of our stockholders by motivating and rewarding the achievement of our short- and long-term business objectives, thereby creating sustainable long-term value for our stockholders.
Core Elements of 2024 Executive Compensation
The following table summarizes the core elements of our executive compensation program for 2024. The 2024 compensation structure reflects a number of improvements made by our compensation committee intended to enhance our executive compensation program, respond to feedback received during our 2023 stockholder engagement campaign, and align executive compensation with our 2024 strategic focus on durable, profitable growth. Key changes for 2024 were previewed to stockholders and included introducing new profitability-based metrics for our long- and short-term incentive plans and granting PSUs that measure profitable growth over multi-year periods. For more information, see “Executive
Compensation—Executive Summary—Stockholder Engagement on Compensation.”

Element		Performance Criteria	Performance and Vesting Periods	Objectives
Cash	Annual Base Salary	•Alignment of base salary and performance evaluated annually	•Ongoing	•Attract and retain top talent through market- competitive salary levels that are commensurate with our executives’ experience, roles, responsibilities, and expected contributions to our business
Short-Term Incentives	Annual Performance Bonus	•Revenue (50%) •Adjusted EBITDA (50%)(1) •GSV modifier (up to 20%) •Individual performance adjustment (up to +/-20%)(2)	•One-year performance period
•Incentivize achievement of annual business
objectives and reward short-term performance
•Align compensation with 2024 business strategy to
pursue durable, profitable growth
•Hold executives accountable for personal
performance with individual performance
adjustment(2)

Long-Term Incentives	Performance Stock Units, which we refer to as PSUs	•Combined Financial Target Percentage, which is the sum of: ◦Year-over-year revenue growth percentage ◦Adjusted EBITDA margin(1)	•Multi-year performance period, with up to 50% vesting based on performance in each of 2025 and 2026
•Align the economic interests of our executives with
long-term interests of our stockholders
•Incentivize achievement of multi-year business
objectives and reward sustained performance
•Motivate long-term sustainable value creation
•Promote retention of top talent
•Align compensation with business strategy to pursue
durable, profitable growth

	Restricted Stock Units, which we refer to as RSUs	•Service-based vesting	•Four-year quarterly vesting	•Align the economic interests of our executives with long-term interests of our stockholders •Motivate long-term sustainable value creation •Promote retention of top talent
(1)Adjusted EBITDA and adjusted EBITDA margin are not prepared in accordance with, and are not alternatives to, financial measures prepared in accordance with GAAP. An explanation of non-GAAP financial measures and reconciliations to their most directly comparable GAAP financial measures can be found in “Appendix A: Reconciliation of Non-GAAP Financial Measures.”
(2)The individual performance adjustment is not applicable to our CEO, who is ultimately responsible for, and therefore whose performance is measured solely on, company performance.

4 2025 Proxy Statement
Corporate Governance Highlights
We are strongly committed to good corporate governance practices. These practices provide an important framework within which our board of directors and management can pursue our strategic objectives for the benefit of our stockholders. Key elements of our corporate governance practices include the following:

One Share Equals One Vote	We have a single class of shares with equal voting rights
Robust Stockholder Engagement	We employ a year-round stockholder engagement program, including participation by members of our board of directors, to regularly engage with our investors on important subjects
Independent Board Oversight
Seven of our eight directors are “independent” as defined by Nasdaq and the Securities and Exchange
Commission, which we refer to as the SEC, and we have an independent director serving as our chairperson

Proxy Access	We provide a method for stockholders to place their nominees for director on our proxy ballot
Majority Voting for Directors	We have adopted majority voting in uncontested elections of directors
Stock Ownership Guidelines
Our Executive and Board Stock Ownership Guidelines, which we refer to as the Stock Ownership Guidelines, establish stock ownership requirements, including 5x base salary for our President and Chief Executive
Officer, who we refer to as our CEO

Annual Board Evaluation	Our board of directors and the committees of our board of directors conduct self-evaluations at least annually to assess performance, including one-on-one interviews with outside counsel
Annual Compensation Evaluation	With the help of an independent compensation consultant, our compensation committee conducts annual reviews of the compensation of all our executive officers
Corporate Responsibility
Our nominating and governance committee is responsible for reviewing and assessing our performance and procedures relating to corporate responsibility and sustainability. The committee is supported by our
Sustainability and Impact team, which is responsible for engaging key stakeholders and strengthening our sustainability and impact performance

AI Risk Oversight
Our audit, risk and compliance committee, which we refer to as our audit committee, is responsible for overseeing risks related to the misuse of AI as part of our broader enterprise risk management process

Compensation Risk Oversight
Our compensation committee, on at least an annual basis, evaluates our compensation programs to ensure that they do not encourage our employees, including our executive officers, to take inappropriate or excessive risks

Clawback Policy
We maintain a compensation recovery policy, which we refer to as our Clawback Policy, for our executive officers that requires recoupment of certain incentive-based compensation in the event we adjust or restate our financial statements and that permits further discretionary recoupment of compensation paid to our executive officers and certain other employees in certain circumstances

2025 Proxy Statement 5
Our Impact Priorities
We believe that doing what is right for our stakeholders and the planet is also right for our business. Our sustainability and impact strategy is built around the following focus areas:
Team Enablement
Economic Opportunity
Environment
Trust and Ethics
For more information on our sustainability and impact programs and performance, see “Corporate Governance—Board
Oversight—Sustainability and Impact” below and our 2024 Impact Report, which is available in the Sustainability Reports
Hub on our website at upwork.com/about/our-impact/reports-hub.
3 As of March 31, 2025. Figures include Ms. Evan and Mr. Kelman and exclude Mr. Gretsch and Ms. Nelson. Tenure does not include service on the board of directors of Elance, Inc., which we refer to as Elance, or oDesk Corporation, which we refer to as oDesk, prior to the combination of the two companies in March 2014.

6 2025 Proxy Statement
Board Composition and Director Expertise, Experience, and Attributes
Our board of directors comprises a mix of directors with complementary expertise, experience, and attributes, and our commitment to creating an inclusive culture is reflected at the top with our board of directors.3 See “Proposal 1: Election of
Directors” for more information about our directors and director nominees.

2025 Director Nominees
					Other Public Company Boards	Upwork Board Committees
Name	Occupation	Age	Director Since	Independent		Audit	Comp	Nom & Gov
Thomas Layton (Chairperson)	Former CEO, OpenTable	62	2014	✓	—			C
Dana L. Evan	Former CFO, VeriSign	65	N/A	✓	2	*
Kevin Harvey	Founder and General Partner, Benchmark Capital	60	2014	✓	—			✓

56 Years Avg Age

5 Years Avg Tenure
* If elected, Ms. Evan will serve as the chair of the audit committee effective immediately following the Annual Meeting.

2025 Proxy Statement 7

Items of Business		Board Recommendation		Page
Proposal 1	Election of Thomas Layton, Dana L. Evan, and Kevin Harvey as Class I directors to serve until the 2028 annual meeting of stockholders	✓	FOR each nominee	24
Proposal 2	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025	✓	FOR	40
Proposal 3	Advisory vote to approve named executive officer compensation	✓	FOR	42
Such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON THURSDAY, JUNE 5, 2025: THE PROXY STATEMENT
AND ANNUAL REPORT ARE AVAILABLE AT www.proxyvote.com
Notice of 2025 Annual
Meeting of Stockholders

Date and Time	Web Address	Record Date
Thursday, June 5, 2025 8:00 a.m. Pacific Time	www.virtualshareholdermeeting.com/UPWK2025	April 10, 2025
Participation in Annual Meeting
We are pleased to invite you to participate in our Annual Meeting, which will be conducted exclusively online at the web address listed above. Please see “Important Information About the Annual Meeting” for additional information. The Annual Meeting will begin promptly at 8:00 a.m. Pacific Time. The virtual meeting room will open at 7:45 a.m. Pacific Time for registration. Only stockholders of record at the close of business on April 10, 2025, which we refer to as the Record Date, are entitled to receive notice of, and to vote at, the
Annual Meeting and any adjournment or postponement thereof.
Voting
Your vote is very important to us. Whether or not you plan to attend the Annual Meeting, we encourage you to vote as soon as possible using any of the following methods so that your shares may be represented at the Annual Meeting. For specific instructions on how to vote your shares, please see “Other Information and Reports—Frequently Asked Questions—Voting Information” in the accompanying
Proxy Statement.

Internet Visit the website on your proxy card	Telephone 1-800-690-6903	Mail Mark, sign, date, and return your proxy card in the enclosed envelope
This Notice of Annual Meeting, Proxy Statement, and form of proxy are being distributed and made available on or about April 25, 2025.
By Order of the Board of Directors,
Brian Levey
Chief Business Affairs and Legal Officer & Secretary
April 25, 2025

8 2025 Proxy Statement
Important Information About the Annual Meeting
Our Annual Meeting will be conducted online only, via live webcast. Stockholders will be able to access the meeting live by visiting www.virtualshareholdermeeting.com/UPWK2025.
We have conducted efficient and effective virtual meetings since 2019. We intend to continue to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting.
We believe the virtual format makes it easier for stockholders to attend and participate fully and equally in the Annual
Meeting. This format also helps us engage with all stockholders regardless of size, resources, or physical location, saves us and stockholders time and money, and aligns with our broader sustainability goals.
Participating in the Annual Meeting
•Instructions on how to attend the Annual Meeting are posted at www.virtualshareholdermeeting.com/UPWK2025.
•You may log in to the meeting platform beginning at 7:45 a.m. Pacific Time on June 5, 2025. The meeting will begin promptly at 8:00 a.m. Pacific Time.
•You will need the 16-digit control number provided in your proxy materials to attend the Annual Meeting at
www.virtualshareholdermeeting.com/UPWK2025.
•Stockholders of record and beneficial owners as of the Record Date may vote their shares electronically during the Annual Meeting.
•If you encounter any difficulties accessing or asking questions during the Annual Meeting, a support line will be available on the login page of the virtual meeting website.
Additional Information About the Annual Meeting
•Stockholders may submit questions during the live meeting at www.virtualshareholdermeeting.com/UPWK2025.
•During the meeting’s live Q&A session, we will answer questions as time permits in accordance with the following procedures:
◦Our rules of conduct and procedure for the meeting generally provide that we limit each stockholder to one question so that we can answer questions from as many stockholders as possible. Questions should be succinct and cover only one topic per question. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped and answered together. In addition, questions may be edited for brevity and grammatical corrections.
◦We do not intend to address any questions that are, among other things: irrelevant to the business of the
Annual Meeting; related to non-public information about our company; related to personal matters or grievances; derogatory or otherwise not in good taste; in substance, repetitious or already made by other persons; in furtherance of the stockholder’s personal or business interests; related to pending or threatened litigation; or out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the chairperson of the Annual Meeting or our Corporate Secretary in their sole judgment.
•If there are matters of individual concern to a stockholder (rather than of general concern to all stockholders), or if we are not able to answer all the questions posed, stockholders may contact us separately after the meeting through our Investor Relations department by email at investor@upwork.com.
•A webcast replay of the Annual Meeting, including the Q&A session, will be available for 90 days following the
Annual Meeting in the “Investor Relations” section of our website, which is located at investors.upwork.com.

2025 Proxy Statement 9
Corporate Governance
We are committed to effective corporate governance that promotes the long-term interests of our stockholders and strengthens the accountability of our board of directors and management. Our board of directors takes a thoughtful approach to our governance structure, regularly assessing a range of factors, including regular stockholder input and feedback through our stockholder engagement program. Our board of directors carefully considers each of our corporate governance practices to ensure they are aligned with our state of maturity as a company and the best interests of our stockholders, and as we continue to mature as a public company, we are committed to evolving our corporate governance practices.
Board Structure and Effectiveness
Board Leadership Structure
Our board of directors currently has an independent chairperson structure in which the positions of chairperson and chief executive officer are held by different individuals. Our board of directors believes that this structure is in the best interests of our company and our stockholders based on our current circumstances and provides strong independent leadership and oversight for Upwork while allowing our CEO to focus primarily on management responsibilities.
Our Corporate Governance Guidelines provide that our board of directors may choose its chairperson in any way that it considers to be in the best interests of our company, and the nominating and governance committee regularly evaluates the leadership structure of our board of directors and makes recommendations to our board of directors with respect thereto as appropriate. In making leadership structure determinations, the board of directors considers many factors, including the specific needs of our business and the interests of our stockholders. Our Corporate Governance Guidelines also provide that, if the positions of chairperson and chief executive officer are held by the same person in the future, the independent directors may designate a lead independent director.
Director Independence
The listing rules of Nasdaq generally require that a majority of the members of a listed company’s board of directors be independent. In addition, members of the audit committee and compensation committee must satisfy additional SEC and
Nasdaq independence requirements.
Our board of directors conducts an annual review of the independence of our directors and director nominees. In its most recent review, our board of directors determined that Thomas Layton, Gregory C. Gretsch, Kevin Harvey, Elizabeth
Nelson, Leela Srinivasan, Gary Steele, and Anilu Vazquez-Ubarri, representing seven of our eight current directors, are independent directors for purposes of the applicable listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC. In addition, the board of directors determined that Dana L. Evan and Glenn Kelman are independent for purposes of the applicable listing standards of Nasdaq and the applicable rules and regulations promulgated by the SEC. Hayden Brown is not an independent director due to her service as our CEO.
Our board of directors has also determined that all members of our audit committee, compensation committee, and nominating and governance committee are independent and satisfy the additional Nasdaq and SEC independence requirements for such committees.

10 2025 Proxy Statement
Committees of Our Board of Directors
Our board of directors has established three principal committees to support the board of directors with its overall oversight responsibilities: an audit committee, a compensation committee, and a nominating and governance committee.
The composition and responsibilities of each committee are described below.
Each of these committees has a written charter approved by our board of directors, copies of which are available in the
“Investor Relations” section of our website, which is located at investors.upwork.com, by clicking on “Documents &
Charters” in the “Governance” section of our website. Each committee reviews and assesses its charter annually.

Audit, Risk and Compliance Committee

Primary Responsibilities
Our audit committee is responsible for, among other things:
•selecting a firm to serve as the independent registered public accounting firm to audit our financial statements;
•reviewing the independence of the independent registered public accounting firm;
•discussing the scope and results of the audit with the independent registered public accounting firm and reviewing, with management and that firm, our interim and year-end operating results;
•establishing procedures for employees to anonymously submit concerns about questionable accounting or audit matters;
•considering the adequacy of our internal controls, our internal audit function, and our cybersecurity, data privacy, and other information technology controls and procedures;
•reviewing material related party transactions, including those that require disclosure;
•reviewing legal, regulatory, financial, technology, payment, and enterprise risk exposures and compliance and the steps management has taken to monitor and control such exposures and compliance; and
•approving or, as permitted, pre-approving all audit and non-audit services to be performed by the independent registered public accounting firm.
Independence
Our board of directors has determined that all members of our audit committee are independent and satisfy the relevant
Nasdaq and SEC independence requirements for audit committees
Financial Expertise and Literacy
Our board of directors has determined that all members of our audit committee are financially literate as required by the
Nasdaq listing standards, and that Ms. Nelson and Mr. Gretsch both satisfy the requirements for an “audit committee financial expert” as defined in SEC rules and regulations.
* Ms. Nelson will not stand for re-election at the Annual Meeting, and Mr. Gretsch will retire from the board of directors as of the date of the Annual Meeting. If elected, Ms. Evan will serve as the chair of the audit committee effective immediately following the Annual Meeting. Our board of directors has determined that Ms. Evan is financially literate as required by the
Nasdaq listing standards and that she satisfies the requirements for an “audit committee financial expert” as defined in SEC rules and regulations.

Elizabeth Nelson (Chair)*

Gregory C. Gretsch*

Leela Srinivasan

2025 Proxy Statement 11

Compensation Committee

Primary Responsibilities
Our compensation committee is responsible for, among other things:
•reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;
•reviewing succession plans for our CEO;
•reviewing and recommending to our board of directors the compensation of our non-employee directors;
•reviewing compensation-related risk exposures and mitigation efforts;
•administering our stock and equity incentive plans; and
•establishing our overall compensation philosophy.
Independence
Our board of directors has determined that all members of our compensation committee are independent and satisfy the relevant Nasdaq and SEC independence requirements for compensation committees.
Each member of our compensation committee is a non-employee director, as defined in SEC rules and regulations.
Compensation Committee Interlocks and Insider Participation
The members of our compensation committee during 2024 were Messrs. Gretsch and Steele, and Ms. Vazquez-Ubarri. None
of the members of our compensation committee were at any time in 2024 an officer or employee of ours or any of our subsidiaries, and none had or have any relationships with us that are required to be disclosed under Item 404 of Regulation S-
K. During 2024, none of our executive officers served as a member of the board of directors, or as a member of the compensation or similar committee, of any entity that has one or more executive officers who served on our board of directors or compensation committee.
* Mr. Gretsch will retire from the board of directors as of the date of the Annual Meeting.

Gary Steele (Chair)

Gregory C. Gretsch*

Anilu Vazquez-Ubarri

Nominating and Governance Committee

Primary Responsibilities
Our nominating and governance committee is responsible for, among other things:
•identifying and recommending candidates for membership on our board of directors;
•recommending directors to serve on board committees;
•overseeing the process of evaluating the performance of our board of directors;
•advising our board of directors on corporate governance matters;
•reviewing and recommending to our board of directors any changes to our corporate governance principles;
•reviewing proposed waivers of our Code of Business Conduct and Ethics for directors and officers; and
•developing and overseeing programs related to corporate responsibility and sustainability matters, including reviewing and assessing our performance, risks, controls, and procedures relating to corporate responsibility and sustainability.
Independence
Our board of directors has determined that all members of our nominating and governance committee are independent and satisfy the relevant Nasdaq and SEC independence requirements for nominating and governance committees.
* Ms. Nelson will not stand for re-election at the Annual Meeting.

Thomas Layton (Chair)

Kevin Harvey

Elizabeth Nelson*

12 2025 Proxy Statement
Nomination to the Board of Directors
Candidates and Nominees
Candidates for nomination to our board of directors are selected by our board of directors based on the recommendation of our nominating and governance committee in accordance with the committee’s charter, our restated certificate of incorporation and amended and restated bylaws, our Corporate Governance Guidelines, and the criteria approved by our board of directors regarding director candidate qualifications.
In identifying and recommending candidates for nomination, the nominating and governance committee considers candidates recommended by directors, stockholders, officers, employees, and others, using the same criteria to evaluate all candidates. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate, and the committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. With respect to disclosure requirements, nominees for director nominated by a third party are not expected to provide additional disclosure compared to those nominated by the nominating and governance committee.
Information regarding the process for stockholders to nominate candidates for membership on our board of directors is set forth below under “Other Information and Reports—Frequently Asked Questions.”
Director Qualifications
With the goal of developing an experienced and highly qualified board of directors, our nominating and governance committee is responsible for developing and recommending to our board of directors the desired qualifications, expertise, and characteristics of members of our board of directors, including any specific minimum qualifications that the committee believes must be met for membership on our board of directors and any specific qualities or skills that the committee believes are necessary for one or more of the members of our board of directors to possess.
Because the identification, evaluation, and selection of qualified directors is a complex and subjective process that requires consideration of many intangible factors and will be significantly influenced by the particular needs of our board of directors from time to time, our board of directors has not adopted a specific set of minimum qualifications, qualities, or skills that are necessary for a nominee to possess, other than those that are necessary to meet U.S. legal and regulatory requirements, Nasdaq listing rules, and the provisions of our restated certificate of incorporation, amended and restated
bylaws, Corporate Governance Guidelines, and the charters of the committees of our board of directors. In addition, neither our board of directors nor our nominating and governance committee has a formal policy with regard to the consideration of diversity in identifying nominees.
When considering nominees, the nominating and governance committee may take into consideration many factors, including a candidate’s independence, integrity, skills, financial and other expertise, breadth of experience, knowledge about our business or industry, and ability to devote adequate time and effort to responsibilities of our board of directors in the context of its existing composition. Through the nomination process, our nominating and governance committee seeks to promote board membership that reflects a diversity of business experience, expertise, viewpoints, and other characteristics that are expected to contribute to our board of directors’ overall effectiveness.
Director Onboarding and Continuing Education
Upon joining our board of directors, new directors participate in an onboarding process designed to familiarize such directors with our business, strategic plans, significant financial, accounting, and risk management issues, compliance programs, corporate policies, management, independent auditors, and outside legal counsel.
From time to time, management provides or facilitates director participation in educational presentations or exercises on business, corporate governance, regulatory and compliance matters, and other topics to help enhance skills and knowledge relevant to their service on our board of directors. In addition, directors are encouraged to attend director education programs at Upwork’s expense.

2025 Proxy Statement 13
Board Evaluations and Refreshment
We conduct an annual self-evaluation process for our board of directors and its committees with the goal of ensuring we have developed and will maintain an experienced and highly qualified board of directors that is representative of our key stakeholders and well positioned to oversee corporate strategy and culture. As part of this process, each member of our board of directors individually meets with outside counsel to discuss their assessment of the performance of the board of directors and its committees, their own performance, and the performance of fellow members of the board of directors.
The chairperson of our board of directors shares feedback received with individual members of the board of directors as necessary and with the full board of directors. Our board of directors then reviews and discusses the feedback.
Our board evaluation process is used by our board of directors and nominating and governance committee:
•to assess the current composition of our board of directors and its committees relative to the evolving needs of the business and to make recommendations for the qualifications, expertise, and characteristics we should seek in identifying potential new directors;
•to identify the strengths and areas of opportunity of each member of our board of directors and to provide insight into how each member of our board of directors can be most valuable;
•to improve agenda topics and pre-meeting materials of the board of directors and its committees so that information they receive enables them to effectively address the issues they consider most critical;
•to evaluate updates or changes to board and committee practices or commit to continue existing practices that our board of directors believes contribute positively to the effective functioning of our board of directors and its committees; and
•as part of the nominating and governance committee’s annual review of each director’s performance when considering whether to nominate the director for re-election to the board of directors.
As part of our evaluation and refreshment process, our board of directors has undergone significant refreshment in recent years, with four new independent directors joining the board of directors since our initial public offering in 2018, in addition to Ms. Brown, who joined our board of directors in December 2019 in connection with her appointment as our CEO:
•Ms. Srinivasan in 2019;
•Ms. Vazquez-Ubarri in 2020; and
•each of Ms. Evan (if elected) and Mr. Kelman will join our board of directors as of the date of the Annual Meeting.
We also periodically refresh the composition of the committees of our board of directors. In April 2024, Mr. Steele succeeded Mr. Gretsch as the chair of our compensation committee. If elected, Ms. Evan will succeed Ms. Nelson as the chair of our audit committee effective immediately following the Annual Meeting.

14 2025 Proxy Statement
Board Oversight
Risk Oversight
Our board of directors, as a whole, has responsibility for risk oversight, and the committees of our board of directors oversee and review risk areas that are particularly relevant to them. The risk oversight responsibility of our board of directors and its committees is supported by our management reporting processes, which are designed to provide visibility to our board of directors and to our personnel who are responsible for risk assessment and information about the identification, assessment, and management of critical risks and management’s risk-mitigation strategies. Our board of directors and its committees engage, as appropriate, external advisors and experts to assist in anticipating future threats and trends and assessing risks associated with their respective principal areas of focus. Areas of focus include competitive, economic, operational, financial (accounting, credit, investment, liquidity, and tax), legal, regulatory, cybersecurity, privacy, artificial intelligence, compliance, and reputational risks. We believe this division of responsibilities is an effective approach for addressing the risks we face and that our board leadership structure supports this risk oversight structure.
Board of Directors
•Reviews strategic and operational risk through materials distributed prior to each regular board meeting and through discussions and reports from management at each meeting
•Receives reports on all significant committee activities at each regular board meeting
•Evaluates the risks inherent in significant transactions
Audit, Risk and Compliance
Committee
•Reviews major financial and
other risk exposures,
internal control over financial
reporting, disclosure controls
and procedures, and legal
and regulatory compliance
•Oversees our enterprise risk
management program and
discusses risk exposures
and mitigation efforts with
management and, as
necessary, our independent
auditor
•Reviews matters relating to
cybersecurity and data
privacy and security
Compensation
Committee
•Oversees major
compensation-related risk
exposures and the steps
management has taken to
monitor or mitigate such
exposures
•Reviews executive
development and
succession planning
•Reviews organization and
people activities
Nominating and Governance
Committee
•Assesses risks relating to
our corporate governance
practices and board
leadership structure
•Reviews the independence
of our directors and director
nominees
•Oversees risks relating to
corporate responsibility and
sustainability matters
Management
•Regularly reports to the audit committee under our enterprise risk management program, including full enterprise risk assessments at least twice a year
•Risk mitigation efforts and updates are then reported to the audit committee throughout the year
Cybersecurity Risk Oversight
While everyone at Upwork plays a part in managing cybersecurity and data privacy risks, oversight responsibility is shared by our board of directors, audit committee, and management.
Our board of directors, as a whole, has responsibility for risk oversight, although the committees of our board of directors oversee and review risk areas that are particularly relevant to their respective functions. Among its focus areas, our audit committee reviews matters relating to cybersecurity and data privacy and regularly reports to our board of directors regarding such matters. Our audit committee receives quarterly cybersecurity-related updates from our Chief Information

2025 Proxy Statement 15
Security Officer, who we refer to as our CISO, including in the form of written reports and presentations. Our CISO and audit committee also provide cybersecurity-related updates to the full board of directors three times per year, including regarding recent developments, evolving standards, metrics about cyber threat response preparedness, program maturity milestones, material cybersecurity risks and risk mitigation status, and the current and emerging threat landscape. We also have implemented controls and procedures that provide for the communication of material cybersecurity incidents to our Chief Executive Officer, Chief Financial Officer, and Chief Legal Officer, as well as to our audit committee and/or to our full board of directors on a timely basis.
Our CISO leads our cybersecurity risk management program and collaborates closely with our legal team on data privacy matters at the management level. Appointed as our CISO in April 2025 after joining Upwork in 2021, our CISO has over two decades of experience in technology leadership roles across the healthcare and technology industries, including dedicated information security leadership positions at two publicly traded companies (including Upwork) since 2016. Our
CISO is supported by a seasoned leadership team composed of information security professionals who have held roles at some of the most well-known global brands and are recognized experts in their respective fields. Our CISO actively oversees and participates in the development and implementation of our cybersecurity policies and procedures, and the cybersecurity team provides the CISO with regular updates on the threat landscape, incidents, and emerging risks. Our
CISO and his team provide regular updates to the management team and promptly escalate issues that warrant executive attention.
For more information regarding our cybersecurity and data privacy risk management strategy, see “Item 1C.
Cybersecurity” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.
Corporate Strategy Oversight
Our board of directors actively oversees management’s establishment and execution of corporate strategy, including major business and organizational initiatives, annual budget and long-term strategic plans, capital allocation priorities, potential corporate development opportunities, and risk management. At its regularly scheduled meetings and throughout the year, our board of directors receives information and formal updates from our management and actively engages with the senior leadership team with respect to our corporate strategy. Our board of directors’ diverse skill set and experience enhances our board of directors’ ability to support management in the execution and evaluation of our corporate strategy.
The independent members of our board of directors also hold regularly scheduled executive sessions at which strategy is discussed.
Management Succession Planning
Our board of directors recognizes that one of its most important duties is its oversight of succession planning for our CEO.
Our board of directors has delegated primary oversight responsibility for succession planning for our CEO to the compensation committee and the chairperson of our board of directors. Our CEO is responsible for identifying, evaluating, and selecting potential successors for our CEO’s direct reports. Our board of directors and the compensation committee continue to regularly evaluate succession planning, including a formal review during at least one regular meeting of each of the board of directors and compensation committee annually, to ensure that we are well positioned to continue to execute on our corporate strategy.

16 2025 Proxy Statement
Human Capital Management
“At Upwork, we don’t just adapt to the future of work—we’re
building it. Our blended workforce—which includes full-time
employees and top independent talent sourced from our platform—
is a catalyst for superior execution of our business strategy through bold and innovative programs. This transformative model
accelerates outcomes, amplifies impact, and sets new standards for how work gets done.”
Sunita Solao, Chief People Officer
Board of Directors Oversight
Our board of directors recognizes the importance of our team and the value of an effective, creative, and inclusive work environment centered around a merit-based culture. Our board of directors meets regularly with management to discuss issues impacting our team members and ways to support our workforce. Our focus on culture comes from our board of directors and flows throughout our company. In evaluating our CEO and management team, emphasis is put on their contributions to our overall culture.
Our Team and Culture
Our mission—to create economic opportunities so people have better lives—is integral to our culture and how we build amazing teams and products to lead our industry. We enable remote work not only through our work marketplace for our customers but also for our own team members, for whom we are proud to offer a remote-first work model, which has environmental benefits as well as other advantages, such as flexible work hours for childcare and reduced commute time.
Our team consists of corporate employees, independent talent that we engage through our work marketplace, and advisors. Our team members are distributed around the world, and while we offer a flexible workspace program and a corporate office, we have built an effective remote-first culture. Our team works with a variety of tools and has adopted innovative practices to ensure all voices are heard, creativity is fostered, organizational effectiveness is prioritized, and business results are achieved. Our hybrid team and its belief in our mission, values, and vision is critical to our success.
With consistent investment in the development of our team and our commitment to team enablement, we cultivate an environment where people are able to perform high-impact work.
Our People
Our mission not only drives the creation and continuous development of our work marketplace, but it is also integral to how we engage our employees and our approach to creating and fostering an inclusive environment that promotes and encourages team enablement, career development, and wellness. As of December 31, 2024, we had approximately 600 employees, and throughout 2024, we engaged approximately 2,200 independent team members through our work marketplace to provide services to us on a variety of internal projects. We believe the positive relationship between us, our team members, and our unique, strong culture differentiates us and is a key driver of our business success.
Training and Development
As an organization built on talent and skills development, we understand the value of providing our employees with ongoing professional development and leadership opportunities to advance their careers. Led by our dedicated learning and development team, we offer our team members an array of learning and development opportunities, including access to an online learning platform with an extensive course library and relevant workshops at key milestones such as onboarding.
Benefits and Competitive Compensation
We strive to offer market-competitive compensation and benefits to attract and retain employees for the long term. The compensation committee engages an independent compensation consultant to benchmark our employee compensation with external sources to ensure fair and equitable pay practices. We provide total rewards designed to attract and retain world-class employees through a total compensation package that includes equity-based awards for certain roles to align

2025 Proxy Statement 17
employee compensation with stockholder interests. Knowing our employees have diverse needs and life priorities, we also provide comprehensive benefits and services to those eligible, which include core benefits such as medical, dental, vision, and disability insurance, in addition to benefits tailored to the specific needs of our employees, such as mental health, fertility, family backup care, and adoption support. We offer a health savings account with company contributions, family and medical leave, flexible working schedules, paid holidays, and flexible vacation policies. We are committed to supporting our employees’ financial well-being by providing tools and resources to enhance financial literacy and confidence. Through our financial coaching program and educational workshops, employees can gain valuable insights into budgeting, saving, and planning for their future. Additionally, we offer benefits like a 401(k) plan with matching contributions and an employee stock purchase plan that enables eligible employees to purchase shares of our stock at a discount through payroll deductions. These programs empower employees to take charge of their financial goals and build long-term security.
Workforce Engagement and People Analytics
We engage our workforce in meaningful ways and take timely action in response to feedback. Research into workforce experience begins during onboarding and is sustained throughout a team member’s tenure at Upwork. This “lifecycle”
approach to workforce research affords our senior leadership and People team members ongoing and near real-time insight into critical moments of worker experience and productivity. The collection of such data allows leadership, line managers, and our People team to identify successes and opportunities at many levels, including for individual team members, company-wide programs, or larger organizational units. Over time, the aggregation and analysis of such data enables us to optimize for those workforce factors that drive crucial people and business outcomes.
Additionally, we have a dedicated people analytics team, which has enabled us to build on insights from our lifecycle listening program as well as broader data sources and methods and to uncover strategic and operational insights that will further improve the overall experience of our workforce and drive performance of our business.
Employee Wellness
Employee safety and well-being is of paramount importance to us. We empower our team with cutting-edge productivity and collaboration tools, as well as training and toolkits designed to help leaders thrive in managing remote teams. In addition, we promote programs to support our employees’ physical, financial, and mental well-being. For example, we regularly conduct internal surveys to assess the well-being and needs of our employees, and we offer employee assistance and mindfulness programs to help employees and their families manage anxiety, stress, sleep, and overall well-being. Additionally, we believe that our employees are at their best when they take the time to recharge. In order to encourage our employees to recharge and make their well-being a priority, we provide unlimited paid time off in addition to our company-recognized holidays.
Sustainability and Impact
Sustainability and Impact Oversight
Our nominating and governance committee oversees our overall corporate responsibility and sustainability strategies, policies, and programs, including social and environmental risks and opportunities related to ethics, human rights, team enablement, and climate change and other environmental topics.
Our nominating and governance committee’s oversight is supported by our Sustainability and Impact team, which comprises our Sustainability and Impact Director and other members of the legal department and is responsible for engaging key stakeholders and strengthening our sustainability and impact performance. The team briefs the nominating and governance committee at least biannually, which then updates the full board of directors on relevant matters on a biannual basis.
Sustainability and Impact Strategy and Notable Accomplishments
We believe that operating in a responsible and sustainable way will drive long-term value creation, and we are committed to managing our sustainability and impact risks and opportunities. Our mission is to create economic opportunities so people have better lives, and we aim to remove friction in the labor market, allow clients to hire independent talent, and help global independent talent find better opportunities than those available in their local job markets.
We conducted our second double materiality assessment in 2023 to help us identify, assess, and prioritize sustainability topics that we expect, based on both stakeholder perceptions and an assessment of historical impacts, to be relevant for
4 See “Forward-Looking Statements” for more information regarding the meaning of “materiality” in this context.

18 2025 Proxy Statement
our business and operations.4 We are committed to continued engagement with our key stakeholders, including through our year-round stockholder engagement program, and assessing the alignment between their priorities and our practices and disclosures.
Our sustainability and impact focus areas and notable accomplishments in 2024 are set forth below:

Economic Opportunity	Team Enablement
Focus Areas:
•Helping independent talent unlock their potential
•Building an inclusive work marketplace
•Supporting workforce development through grants and nonprofit partnerships
•Shaping a more flexible and prosperous future of work
Notable Accomplishments in 2024:
•Surpassed $25 billion in total lifetime earnings for talent on
Upwork
•Empowered talent to access AI-related projects and increase efficiency with AI tools
•Connected 4,500 nonprofits with highly skilled talent
•Granted $800,000 to nonprofits and disbursed $21,000 in
microloans through The Upwork Foundation’s community
initiatives(1)

Focus Areas:
•Supporting our values and working principles
•Placing dignity, purpose, community, and fairness at the center of every work moment
•Supporting the health, safety, and human rights of our workforce
Notable Accomplishments in 2024:
•In partnership with Gable, provided all corporate employees with on-demand access to a global network of co-working and meeting spaces
•In an internal survey, 70% of employee responses and 91% of our independent team member responses were favorable for the statement “I feel a sense of belonging at Upwork”
•Expanded our skills-based trainings and learning resources
across teams

Environment	Trust and Ethics
Focus Areas:
•Limiting our environmental impact and emissions
•Committing to transparency around governance and risks
•Connecting clients and talent focused on sustainability
Notable Accomplishments in 2024:
•Achieved carbon-neutral operations for the sixth consecutive year through energy conservation, procuring carbon-free electricity and
Renewable Energy Credits (RECs), and offsetting limited natural gas use with carbon dioxide removals(2)
•Matched 100% of non-renewable energy used to power our team members’ remote work, including electricity used by employees and our longer-term independent team members, with RECs
•Earned a B rating from CDP for the third consecutive year
•Partnered with Trellis Group to publish a report on the rise of green freelancing jobs

Focus Areas:
•Designing our systems for trust, safety, and security
•Ensuring ethical business practices
•Engaging business partners to support responsible business
practices across our value chain
Notable Accomplishments in 2024:
•Updated our Privacy Policy and made it easier to access, correct, and delete personal data
•Launched a Trust and Safety Hub and significantly reduced
customer exposure to bad actors
•Updated our Mindful AI Principles and formed an AI Governance
Committee to oversee and provide guidance on the use and
deployment of AI technologies
•Maintained SOC 2 Type II, SOC 3, PCI DSS Level 2, and ISO
27001 and 27018 certifications

(1)The Upwork Foundation is a philanthropic initiative established in 2018 in connection with our initial public offering. To fund this program for charitable donations, we issued a warrant exercisable for 500,000 shares of our common stock to a donor-advised fund that donates the proceeds from the sale of such shares to nonprofit organizations, which we refer to as the Tides Foundation Warrant.
(2)We define operational emissions as our Scope 1 and 2 emissions. For additional information on our carbon footprint, the source and quality of the RECs and carbon offsets we purchase, and the third-party assurance we obtain for our greenhouse gas accounting and carbon neutrality statements, please see our 2024 Impact Report.
For more information on our sustainability and impact programs and performance, see our 2024 Impact Report, which is available in the Sustainability Reports Hub on our website at upwork.com/about/our-impact/reports-hub.

2025 Proxy Statement 19
Stockholder Engagement
Our board of directors and management team value the perspective of our stockholders. Members of our board of directors and management team directly engage with our stockholders on matters such as our business and performance, executive compensation, corporate governance, and sustainability and impact practices so that we can understand stockholders’ views and expectations and share our perspectives on these important subjects. Our board of directors has a strong track record of incorporating stockholder feedback into our practices, as demonstrated by the recent changes to our executive compensation program described below in “—Fall 2024 Stockholder Engagement” and “Executive
Compensation—Executive Summary—Stockholder Engagement on Compensation.”
We maintain regular contact with stockholders through routine investor relations activities, including quarterly earnings calls, individual meetings, and investor conferences, as well as other communications channels. In addition to these investor relations touchpoints, we employ a year-round engagement program as described in the graphic below. These engagement efforts include participation by members of our board of directors and a cross-functional management team consisting of members of our Legal, Finance, Sustainability and Impact, and Investor Relations teams.
Summer
•Update the board of directors and
relevant committees regarding
feedback from proxy season
stockholder engagement and
annual stockholder meeting results
•Plan off-season stockholder
outreach and engagement program
Spring
•File proxy statement
•Proxy season stockholder outreach
and engagement meetings to
discuss matters to be voted on at
the upcoming annual stockholder
meeting
•Post annual stockholder meeting
recording, including Q&A, in the
“Investor Relations” section of our
website
Fall
•Off-season stockholder outreach
and engagement meetings,
including gathering feedback on
potential actions to be taken to
address proxy season feedback and
annual stockholder meeting results
•Explore other topics of stockholder
interest
Winter
•Update the board of directors and
relevant committees regarding
feedback from off-season
stockholder engagement
•Consider updates to our executive
compensation, corporate
governance, and sustainability and
impact practices and disclosures
and other responses to feedback

20 2025 Proxy Statement
Our board of directors uses stockholder feedback as a key input in deliberations on our executive compensation, corporate governance, and sustainability and impact practices. Some of the actions that we have taken in recent years that have been informed by stockholder feedback are detailed in the following table.

Topic	Highlights of Recent Actions
Executive Compensation
•Revamped executive compensation program for 2024 to reinforce strategic shift toward durable, profitable growth and ensure strong alignment with long-term stockholder value creation
◦Differentiated metrics between 2024 short-term and long-term incentive programs, adding new, distinct profitability metrics to each
◦Introduced multi-year performance goals for PSU awards
•Refreshed equity grant approach to mitigate dilution by introducing vesting cash awards
•Increased allocation of PSU awards as proportion of long-term incentive opportunity to 60% for CEO and 50% for non-CEO NEOs

Corporate Governance
•Appointed four independent directors since our initial public offering in
2018 (assuming the election of Ms. Evan and the appointment of Mr.
Kelman to our board of directors effective as of the Annual Meeting), in addition to our CEO in 2019
•Adopted majority voting standard for uncontested director elections
•Adopted proxy access
•Amended Corporate Governance Guidelines to clarify that third-party nominated director nominees are not expected to provide additional disclosure compared to those nominated by our nominating and governance committee

Sustainability and Impact
•Disclosed detailed information on sustainability and impact initiatives, including in our annual Impact Report published each April
•Disclosed the results of our annual pay equity audit
•Aligned our reporting with Sustainability Accounting Standards Board
(SASB) standards, Task Force on Climate-Related Financial Disclosures
(TCFD) recommendations, and the UN Sustainable Development Goals
(SDGs) framework

Fall 2024 Stockholder Engagement
Following our 2024 annual stockholder meeting, we contacted many of our largest institutional stockholders and engaged with all stockholders who accepted our request for a meeting as part of our fall stockholder engagement program. Our engagement team included participation by Mr. Layton, our chairperson and the chair of our nominating and governance committee, Mr. Steele, the chair of our compensation committee, Ms. Nelson, the current chair of our audit committee, and
Mr. Harvey, a member of our nominating and governance committee. Our engagement team also included a cross-
functional management team consisting of our Chief Financial Officer, our Chief Legal Officer, and members of our Legal,
Sustainability and Impact, and Investor Relations teams. Topics discussed during these meetings included our corporate governance practices, the changes made to our executive compensation program for 2024, and the Restructuring Plan announced in October 2024.

Contacted holders of approximately 54% of outstanding shares	Engaged holders of approximately 49% of outstanding shares	Director participation for approximately 49% of outstanding shares

2025 Proxy Statement 21
Governance Policies and Practices
Related Party Policy and Transactions
Our board of directors has adopted a written related party transaction policy that sets forth policies and procedures for the review and approval or ratification of related person transactions. A “related person transaction” is a transaction, arrangement, or relationship in which we or any of our subsidiaries was, is, or will be a participant, the amount of which exceeds $120,000, and in which any related person had, has, or will have a direct or indirect material interest. A “related person” means:
•any person who is, or at any time since the beginning of our last fiscal year was, a director or executive officer of our company or a nominee to become a director;
•any person who is known by us to be the beneficial owner of more than 5% of our voting securities; and
•any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-
law of a director, director nominee, executive officer, or beneficial owner of more than 5% of our voting securities, and any person (other than a tenant or employee) sharing the household of such director, director nominee, executive officer, or beneficial owner of more than 5% of our voting securities.
These policies and procedures are designed to minimize potential conflicts of interest arising from any dealings we may have with our related persons and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, the audit committee has the responsibility to review related person transactions, unless the related person is, or is associated with, a member of that committee, in which event the transaction must be reviewed and approved by our nominating and governance committee. The audit committee (or nominating and governance committee, if applicable), in approving or rejecting the proposed transaction, may consider the relevant and available facts and circumstances, including the terms of the transaction and the impact on a director’s independence in the event the related person is a director or immediate family member or affiliate of a director.
In addition to the executive officer and director compensation arrangements discussed below under “Executive
Compensation” and “Proposal 1: Election of Directors—Director Compensation,” respectively, the following indemnification agreements with each of our directors and executive officers are our only related person transactions since January 1,
2024.
Indemnification Agreements
We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our amended and restated bylaws require us to indemnify our directors to the fullest extent not prohibited by the Delaware General Corporation Law, which we refer to as the DGCL. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers. For more information regarding these agreements, see the section titled “Executive Compensation—Compensation Discussion and Analysis—
Other Compensation Policies and Considerations—Limitations on Liability and Indemnification Matters.”
Corporate Governance Guidelines
Our board of directors has adopted Corporate Governance Guidelines that set forth expectations for directors, director independence standards, board committee structure and functions, and other policies for the governance of our company.
Our Corporate Governance Guidelines are available in the “Investor Relations” section of our website, which is located at
investors.upwork.com, by clicking “Documents & Charters” in the “Governance” section of our website. Our nominating and governance committee and board of directors review the Corporate Governance Guidelines annually.
Code of Business Conduct and Ethics
We have adopted a Code of Business Conduct and Ethics that applies to all the members of our board of directors, officers, employees, and independent team members for all Upwork operations. Our Code of Business Conduct and
Ethics is posted in the “Investor Relations” section of our website, which is located at investors.upwork.com under
“Documents & Charters” in the “Governance” section of our website. We intend to satisfy the disclosure requirement under applicable SEC and Nasdaq disclosure requirements regarding amendments to, or waivers of, a provision of our Code of

22 2025 Proxy Statement
Business Conduct and Ethics by posting such information on our website at the address and location specified above. Our nominating and governance committee and board of directors review the Code of Business Conduct and Ethics annually.
Anti-Corruption Policy
We have adopted an Anti-Corruption Policy, which applies to all members of our board of directors, officers, employees, and independent team members and is intended to promote high standards of ethical business conduct and compliance with applicable anti-bribery laws, rules, and regulations for all Upwork operations. The Anti-Corruption Policy sets forth certain prohibited payments and red flags requiring manager notification, due diligence and recordkeeping requirements, and a mechanism to report violations. Our board of directors reviews the Anti-Corruption Policy annually.
AI Policies and Practices
We believe that harnessing AI responsibly and ethically is crucial to building a future that works for everyone.
•Mindful AI Principles. We have adopted Mindful AI Principles that frame our commitment to a human-centered approach to developing and deploying AI, and we intend to continue building a platform that fosters transparency, safeguards data, and maintains human accountability.
•AI Governance Committee. We maintain an AI Governance Committee, a cross-functional management committee composed of key stakeholders across Upwork with expertise relevant to Upwork’s governance of AI that provides oversight, guidance, and accountability in the development, deployment, and use of AI technologies across our organization. The AI Governance Committee is responsible for ensuring that AI initiatives align with our
Mindful AI Principles, compliance requirements, and our values and mission.
•Generative AI Technology Policy. We maintain a Generative AI Technology Policy that provides guidelines for internal usage of generative AI designed to enable innovation while safeguarding sensitive data and our proprietary assets and reputation and maintaining compliance with applicable laws and regulations.
•Continuing Education. We include training on the safe use and risks of AI technology annually, covering issues such as AI bias, hallucinations, and more.
Insider Trading Policy
We have adopted an Insider Trading Policy governing the purchase, sale, and other dispositions of Upwork securities that applies to all Upwork personnel, including directors, officers, employees, and other service providers. The Insider Trading
Policy also provides that Upwork will not transact in its own securities unless in compliance with U.S. securities laws. We believe that our Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to Upwork.
Majority Voting Standard for Director Elections and Director Resignation Policy
Our amended and restated bylaws provide for a majority voting standard for uncontested elections of directors and require that stockholder director nominations include a written statement as to whether the nominee intends to tender an irrevocable resignation upon such nominee’s election or re-election. The majority voting standard provides that, in uncontested director elections, a director nominee will be elected only if the number of votes cast “FOR” the nominee exceeds the number of votes cast “AGAINST” the nominee. In addition, our Corporate Governance Guidelines require each incumbent nominee to submit an irrevocable contingent resignation letter prior to the annual meeting of stockholders in which such election is to take place. This addresses the “holdover” director situation under the DGCL, pursuant to which a director remains on the board of directors until such director’s successor is elected and qualified. Such resignation becomes effective only upon (i) such nominee’s failure to receive the requisite number of votes for re-election at any future meeting at which such person would face re-election and (ii) our board of directors’ acceptance of such resignation.
If the nominee does not receive the requisite number of votes for re-election, our nominating and governance committee will make a recommendation to our board of directors as to whether to accept or reject the resignation, or whether other action should be taken. Our board of directors will act on the nominating and governance committee’s recommendation and publicly disclose its decision and the rationale behind it within 90 days from the date of the certification of the election results.

2025 Proxy Statement 23
Board and Committee Meetings and Attendance
Our board of directors and its committees meet regularly

2024 Meetings
Board of Directors	7
Audit Committee	6
Compensation Committee	6
Nominating and Governance Committee	2

throughout the year and also hold special meetings and
act by written consent from time to time. During 2024, our
board of directors and its principal committees held the
number of meetings set forth in the table to the right and
also acted by unanimous written consent.
During 2024, each member of our board of directors
attended at least 75% of the aggregate of all meetings of
our board of directors and of all meetings of committees of
our board of directors on which such member served that
were held during the period in which such director served.
The independent directors meet in regularly scheduled
executive sessions without management to promote open
and honest discussion.
Board Attendance at Annual Meeting of Stockholders
Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All members of our board of directors attended our 2024 annual meeting of stockholders in their capacity as directors of our company.
Communication with Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors, or a specific member of our board of directors
(including our chairperson) may do so by letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. Sales materials, abusive, threatening, or otherwise inappropriate materials, and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The mailing address for these communications is:
Upwork Inc.
c/o Corporate Secretary
3490 S 4400 W #70008
West Valley City, UT 84120

24 2025 Proxy Statement
Proposal 1: Election of Directors
Our board of directors currently consists of eight directors divided into three classes. Each class serves for three years, with the terms of office of the respective classes expiring in successive years. Directors in Class I and nominees for election as Class I directors will stand for election at the Annual Meeting. The terms of office of directors in Class II and
Class III do not expire until the annual meetings of stockholders held in 2026 and 2027, respectively. Gregory C. Gretsch will retire from our board of directors as of the date of the Annual Meeting. In addition, Elizabeth Nelson will not stand for re-election at the Annual Meeting.
At the recommendation of our nominating and governance committee, our board of directors proposes that each of
Thomas Layton, Dana L. Evan, and Kevin Harvey be elected as a Class I director for a three-year term expiring at the
2028 annual meeting of stockholders and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation, disqualification, or removal.
In connection with Mr. Gretsch’s retirement from the board of directors, on April 22, 2025, the board of directors, at the recommendation of the nominating and governance committee, appointed Glenn Kelman to serve as a Class III director effective as of the date of the Annual Meeting.
We have a majority voting standard for uncontested elections of directors, which means that to be elected, a director nominee must receive a majority of the votes cast. This means the number of shares voted “FOR” a director nominee must exceed the votes cast “AGAINST” that nominee (with “abstentions” and “broker non-votes” not counted as a vote cast either “FOR” or “AGAINST” that director’s election). If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder might determine. Each nominee has consented to being named in this Proxy Statement and to serve if elected. Proxies may not be voted for more than three directors. Stockholders may not cumulate votes for the election of directors.
OUR BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” EACH OF THE DIRECTOR NOMINEES

2025 Proxy Statement 25
Director Nominees
Information about the nominees for election as directors at the Annual Meeting is set forth below as of March 31, 2025.
Class I Director Nominees

Thomas Layton Independent Chairperson	Board Committees: Nominating and Governance (Chair)	Director Since: 2014	Age: 62

Experience:
•oDesk Corporation (merged with Elance in 2024; rebranded as Upwork in 2015)
◦Chairperson (2011 – 2014)
◦Director (2006 – 2014)
•Metaweb Technologies Inc. (acquired by Google in 2010), data infrastructure company
◦Chief Executive Officer (2007 – 2010)
•OpenTable Inc. (Nasdaq: OPEN), online restaurant reservation company
◦Chief Executive Officer
•CitySearch, Inc., online city guide company
◦Co-Founder, President and Chief Operating Officer
•Boston Consulting Group, global management consulting firm
◦Associate Consultant
Select Skills and Qualifications:
•Strategic Planning and Transformation: demonstrated by his leadership at companies in multiple sectors through early stage to acquisition or IPO, managing significant organic growth.
For example, as CEO of OpenTable, Mr. Layton oversaw the expansion from 500 restaurant partners to over 7,000 and the growth of online reservations to over two million per month.
•Technology and Innovation: gained through a long and successful career of leading and developing internet businesses and leveraging innovation to drive business growth and boost revenue as both an executive and board member.
•Finance and Capital Allocation: developed through his extensive executive leadership of many companies, balancing growth initiatives with profitability, maximizing returns on investments, and determining how best to invest funds to drive long-term value. Further demonstrated by his experience serving on the boards of companies that were successfully acquired.
Education:
•B.S., University of North Carolina at Chapel Hill
•M.B.A., Stanford Graduate School of Business

Prior Public Company Board Experience:
•OpenTable Inc. (Nasdaq: OPEN)
(acquired by the Priceline Group in
2014), online restaurant reservation
company (1999 – 2014)
•Ancestry.com Inc. (Nasdaq: ACOM)
(acquired by Permira in 2012), online
genealogy company (2009 – 2012)
Other Affiliations:
•Director, Capsule Inc., online pharmacy
company
•Director, Just Appraised Inc., tax
assessment software company
•Director, SwiftComply Inc., compliance
management software company
•Director, Wholesail Inc., payments
software company

26 2025 Proxy Statement

Dana L. Evan Independent	Board Committees: Audit, Risk and Compliance (Chair)*	Director Since: N/A	Age: 65

Experience:
•Icon Ventures, venture capital firm
◦Venture Partner (2013 – 2020)
•VeriSign, Inc. (Nasdaq: VRSN), internet and telecommunications infrastructure company
◦Chief Financial Officer (1996 – 2007)
Select Skills and Qualifications:
•Finance and Capital Allocation: gained through her tenure as a certified public accountant and over 25 years of executive leadership in global finance and operations management in the technology and media sectors. As the founding CFO of Verisign, she was instrumental in leading the company from a venture-backed startup to a leading global provider of critical internet infrastructure.
•Strategic Planning and Transformation: demonstrated by her long and successful career investing in and serving on the board of companies in the internet, technology and media sectors, including nearly seven years as a venture partner at Icon Partners investing in early startup technology companies.
•Risk Management and Compliance: acquired through nearly 20 years of service as a director for public and private companies, including as a member or chair of audit, nominating and governance, and compensation committees, and as lead independent director. Ms. Evan was recognized by the National Association of Corporate Directors as the 2019 Director of the Year.
Education:
•B.S., Commerce, Santa Clara University
•C.P.A. (inactive)
* If elected, Ms. Evan will serve as the chair of our audit committee.

Other Public Company Directorships:
•Box, Inc. (NYSE: BOX), intelligent
content management company (since
2011)
•Nextdoor Holdings, Inc. (NYSE: KIND),
neighborhood social networking
platform (since 2023)
Prior Public Company Board Experience:
•Farfetch Limited (NYSE: FTCH)
(acquired by Coupang in 2024), luxury
fashion technology platform (2015 –
2023)
•Momentive Global Inc. (formerly
SurveyMonkey) (Nasdaq: MNTV)
(acquired by Symphony Technology
Group in 2023), online agile experience
management company (2012 – 2023)
•Domo, Inc. (Nasdaq: DOMO), business
intelligence tools and data visualization
company (2018 – 2023)
•Proofpoint, Inc. (Nasdaq: PFPT)
(acquired by Thoma Bravo in 2021),
cybersecurity company (2008 – 2021)
•Criteo S.A. (Nasdaq: CRTO),
advertising company (2013 – 2017)
•Everyday Health, Inc. (NYSE: EVDY)
(acquired by Ziff Davis in 2016), digital
health and wellness company (2009 –
2016)
•Fusion-io, Inc. (NYSE: FIO) (acquired
by SanDisk Corporation in 2014), flash
memory technology company (2011 –
2014)
•Omniture, Inc. (Nasdaq: OMTR)
(acquired by Adobe Systems
Incorporated in 2009), online marketing
and web analytics company (2006 –
2009)
Other Affiliations:
•Director, Motive Technologies Inc., AI
software platform company for physical
operations
•Director, Pendo.io Inc., software
experience management platform
company

2025 Proxy Statement 27

Kevin Harvey Independent	Board Committees: Nominating and Governance	Director Since: 2014	Age: 60

Experience:
•Benchmark Capital, venture capital firm
◦Founder and General Partner (since 1995)
•oDesk Corporation (merged with Elance in 2014; rebranded as Upwork in 2015)
◦Director (2006 – 2014)
•Approach Software Corporation (acquired by The Lotus Development Corporation in 1993), software company
◦Founder, President and Chief Executive Officer
•StyleWare Inc. (acquired by Claris Corporation, a subsidiary of Apple, in 1988), software company
◦Founder
Select Skills and Qualifications:
•Finance and Capital Allocation: gained by founding two companies that were successfully acquired and through his nearly 30-year career as a founder and partner of a leading early-stage venture capital firm with a strong track record as an early backer of many of the most transformative technology companies of the past several decades, including eBay, Snapchat,
Red Hat, and Uber.
•Strategic Planning and Transformation: recognized as a seasoned entrepreneur, Mr. Harvey has experience as a founder, executive, and investor in numerous startups, many of which have gone on to be publicly traded or reached successful M&A exits.
•Technology and Innovation: demonstrated by his significant experience as a founder of successful software companies, including StyleWare, which pioneered integrated software for
Apple, and as an investor in many startups in the software, infrastructure, mobile, and consumer industries.
Education:
•B.S., Engineering, Rice University

Prior Public Company Board Experience:
•Proofpoint, Inc. (Nasdaq: PFPT)
(acquired by Thoma Bravo in 2021),
cybersecurity company (2002 – 2021)
Other Affiliations:
•Director, Minerva Project Inc.,
education innovation company

28 2025 Proxy Statement
New Directors
In connection with Mr. Gretsch’s retirement from the board of directors, on April 22, 2025, the board of directors, at the recommendation of the nominating and governance committee, appointed Glenn Kelman to serve as a director of the
Company, effective as of the date of the Annual Meeting. Mr. Kelman will serve as a Class III director whose term will expire at the Company’s 2027 annual meeting of stockholders and until Mr. Kelman’s successor shall have been duly elected and qualified, or until Mr. Kelman’s earlier death, resignation, disqualification, or removal.
Information about Mr. Kelman is set forth below as of March 31, 2025.

Glenn Kelman Independent	Board Committees: N/A	Director Since: N/A	Age: 54

Experience:
•Redfin Corporation (Nasdaq: RDFN), technology-powered real estate company
◦Chief Executive Officer (since 2005)
•Plumtree Software, software company
◦VP, Marketing and Product Management
◦Co-founder
Select Skills and Qualifications:
•Executive Leadership: demonstrated through his almost two decades as CEO of Redfin, a publicly traded technology-powered real estate company and his tenure at Plumtree, where he led engineering, marketing, product management, and business development.
•Technology and Innovation: evidenced by his almost 30 years of experience creating and leading successful technology-based and software companies, including his stewardship of
Redfin over the past 20 years and his career as a founder and VP at Plumtree Software.
•Strategic Planning and Transformation: gained through his current and past leadership roles, including at Redfin where he led the company through multiple transactions and acquisitions, including its pending $2.4 billion sale to Rocket Companies.
Education:
•B.A., English, University of California at Berkeley

Other Public Company Directorships: •Redfin Corporation (Nasdaq: RDFN), technology-powered real estate company (since 2006) Other Affiliations: •Director, Ridwell, Inc., recycling company

2025 Proxy Statement 29
Continuing Directors
Information about our directors who are serving terms that end following the Annual Meeting is set forth below as of
March 31, 2025.
Class II Directors

Leela Srinivasan Independent	Board Committees: Audit, Risk and Compliance	Director Since: 2019	Age: 51

Experience:
•PARITY, sports marketing company
◦Chief Executive Officer (since 2023)
•Checkout.com, global payments provider
◦Chief Marketing Officer (2021 – 2023)
•SurveyMonkey (Nasdaq: MNTV), online agile experience management company
◦Chief Marketing Officer (2018 – 2021)
•Lever, Inc., recruiting software company
◦Chief Marketing Officer
•OpenTable Inc. (Nasdaq: OPEN) (acquired by the Priceline Group in 2014), online restaurant reservation company
◦VP, Restaurant Marketing & Product Marketing
•LinkedIn Corporation (NYSE: LNKD), professional networking company
◦Director of Marketing, LinkedIn Talent Solutions
◦Group Marketing Manager, Thought Leadership, Talent Connect and Content
◦Senior Product Marketing Manager, Recruiting Solutions
•Bain & Company, global management consulting firm
◦Management consulting positions
Select Skills and Qualifications:
•Go-to-Market: developed through numerous marketing leadership roles, including as CMO at three high-growth public companies. For example, at LinkedIn, she was responsible for defining products, marketing approach, and pricing for its talent and recruiting businesses.
•Executive Leadership: gained through senior leadership roles, most recently as CEO of
PARITY, a platform supporting pay parity in professional sports sponsorship, where she has overseen the growth of the network to over 1,100 female athletes for sponsorship connections ranging in size from smaller businesses to Fortune 500 companies, making sponsorship in women’s sports more approachable.
•Technology and Innovation: acquired over a 25-year career, which includes top roles at software and online technology companies, with a successful track record of developing a strategy for bringing products through market release and beyond. In particular, Ms. Srinivasan has extensive human resources technology industry experience through her roles at LinkedIn,
Lever, and SurveyMonkey.
Education:
•M.A., History and English Literature, University of Edinburgh
•M.B.A., Tuck School of Business at Dartmouth

Other Affiliations:
•The Tuck School of Business at
Dartmouth
◦Member of Board of Advisors
◦Chair Emerita, MBA Advisory
Council
•Venture capital investor
◦Bull City Venture Partners
◦Neythri Futures Fund
◦Stage 2 Capital

30 2025 Proxy Statement

Gary Steele Independent	Board Committees: Compensation (Chair)	Director Since: 2018	Age: 62

Experience:
•Shield AI Inc., defense technology company
◦Chief Executive Officer (starting in May 2025)
•Cisco Systems Inc. (Nasdaq: CSCO), worldwide technology company
◦President, Go-to-Market (2024 – May 2025)
◦EVP and GM, Splunk (2024)
•Splunk Inc. (Nasdaq: SPLK) (acquired by Cisco in 2024), data security and observability company
◦President and Chief Executive Officer (2022 – 2024)
•Proofpoint Inc. (Nasdaq: PFPT) (acquired by Thoma Bravo in 2021), cybersecurity company
◦Chief Executive Officer (2002 – 2022)
•Portera Systems Inc. (acquired by Gores Technology Group in 2002), software company
◦Chief Executive Officer
•Sybase, Inc., software company
◦VP and GM, Middleware and Data Warehousing Product Group
•Sun Microsystems, Inc. (Nasdaq: SUNW), hardware and software company
◦Manager, Market Development
•Hewlett-Packard Company (NYSE: HPQ), information technology company
◦Product Manager
◦Software Engineer
Select Skills and Qualifications:
•Go-to-Market: software expertise and a deep understanding of go-to-market strategy developed through his 40-year career in leadership and senior executive roles at some of the most significant technology companies.
•Cybersecurity: a highly regarded cybersecurity expert with a career helping global companies safeguard data, systems, and infrastructure, his experience includes serving as founding CEO of
Proofpoint, where he led its rise from an early-stage startup to a leading security-as-a-service provider.
•Strategic Planning and Transformation: gained through his senior executive roles with a proven track record of scaling tech company operations and growing global enterprises, including as CEO of Splunk, where he led the company to grow total revenue by 58% (to $4.2 billion) over two years.
Education:
•B.S., Computer Science, Washington State University

Prior Public Company Board Experience:
•Splunk Inc. (Nasdaq: SPLK) (acquired
by Cisco in 2024), data security and
observability company (2022 – 2024)
•Proofpoint Inc. (Nasdaq: PFPT)
(acquired by Thoma Bravo in 2021),
cybersecurity company (2002 – 2022)
(Chair, 2018 – 2021)
Other Affiliations:
•Co-Chair, Aspen Digital U.S.
Cybersecurity Group
•Director, Modernizing Medicine, Inc.,
medical software company
•Director, Synack, Inc., cybersecurity
company

2025 Proxy Statement 31
Class III Directors

Hayden Brown	Board Committees: None	Director Since: 2019	Age: 43

Experience:
•Upwork Inc.
◦President and Chief Executive Officer (since 2020)
◦Chief Marketing and Product Officer (2019)
◦SVP, Product and Design (2016 – 2019)
◦VP, Head of Product (2015 – 2016)
◦Numerous product leadership roles for oDesk Corporation (merged with Elance in 2014;
rebranded as Upwork in 2015) (2011 – 2015)
•LivePerson, Inc. (Nasdaq: LPSN), online messaging, marketing, and analytics company
◦VP, Corporate Development
•Microsoft Corporation (Nasdaq: MSFT), technology company
◦Director, Corporate Strategy and M&A
◦Senior Strategy Manager
•McKinsey & Company, global management consulting firm
◦Senior Business Analyst
Select Skills and Qualifications:
•Strategic Planning and Transformation: developed deep expertise in growth strategies through multiple leadership roles at Upwork, where during her tenure as CEO total revenue has more than doubled and she recently oversaw a rapid transformation to profitability.
•Go-to-Market: gained through various roles at Upwork, including as Chief Marketing and Product
Officer, where under her leadership, the company has vastly expanded its product portfolio. Most recently, she oversaw the introduction of Uma, Upwork's Mindful AI, a powerful AI companion designed to help businesses and freelancers every step of the way across the Upwork experience.
•Technology and Innovation: acquired through her roles at technology-based companies. At
Upwork, she has focused on developing and expanding our leading online platform, including leveraging cutting-edge technology to improve our customers’ productivity.
Education:
•A.B., Politics, Princeton University

32 2025 Proxy Statement

Anilu Vazquez-Ubarri Independent	Board Committees: Compensation	Director Since: 2020	Age: 48

Experience:
•TPG Inc. (Nasdaq: TPG), global private investment firm
◦Chief Operating Officer (since 2023)
◦Partner (since 2019)
◦Chief Human Resources Officer (2018 – 2023)
•The Goldman Sachs Group, Inc. (NYSE: GS), multinational bank and financial services company
◦Managing Director, Chief Diversity Officer & Global Head of Talent
◦Managing Director, Chief Diversity Officer & Global Head of Talent Development
◦Various leadership roles
•Shearman & Sterling LLP, global law firm
◦Associate, Executive Compensation & Employee Benefits
•Accenture plc (NYSE: ACN), global professional services company
◦Analyst, Strategy
Select Skills and Qualifications:
•Human Capital Management: acquired deep expertise through her over 20-year career in leadership roles responsible for talent management, including evolving and driving recruitment, learning, leadership, and diversity strategies. As CHRO of TPG, she prioritized talent, institutionalizing the firm’s culture of inclusivity, transparency, and innovation, as well as providing support for important growth initiatives.
•International Business: evidenced through her current role as COO of TPG, where she oversees the global operations of the private investment firm, and her other extensive experience with international operations, including management of employees, talent development, benefits, and related responsibilities across various global geographies and jurisdictions.
•Strategic Planning and Transformation: gained through her roles at TPG and Goldman Sachs, where she oversaw multi-year human resources strategies, and further developed in her executive roles at TPG where she has been integral to several important milestones, including the firm’s IPO in 2022 and 2023 acquisition of Angelo Gordon.
Education:
•A.B., History and Latin American Studies, Princeton University
•J.D., Fordham University School of Law

Other Public Company Directorships:
•TPG Inc. (Nasdaq: TPG), global private
investment firm (since 2021)
Prior Public Company Board Experience:
•TPG Pace Beneficial II Corp. (NYSE:
YTPG), special purpose acquisition
company (2021)
Other Affiliations:
•Director, Charter School Growth Fund
(nonprofit)
•Director, Greenhouse Software, Inc.,
human resources software company
•Director, Vera Institute (nonprofit),
criminal justice reform think tank

2025 Proxy Statement 33
Additional Current Directors
As noted above, Mr. Gretsch will retire from our board of directors effective as of the date of the Annual Meeting, and Ms.
Nelson is not standing for re-election as a member of the board of directors at the Annual Meeting. Information about Mr.
Gretsch and Ms. Nelson is set forth below as of March 31, 2025.

Gregory C. Gretsch Independent	Board Committees: Audit, Risk and Compliance Compensation	Director Since: 2014	Age: 58

Experience:
•Jackson Square Partners, venture capital firm
◦Founding Partner and Managing Director (since 2011)
•Sigma Partners, venture capital firm
◦Managing Director (since 2001)
•oDesk Corporation (merged with Elance in 2014; rebranded as Upwork in 2015)
◦Director (2004 – 2014)
•Kana Communications, Inc., software company
◦VP, Electronic Direct Marketing
•Connectify, Inc. (acquired by Kana Communications in 1999), enterprise software company
◦Founding Chairman
•GiftONE (acquired by SkyMall in 1997), online consumer company
◦Co-founder
•Vicarious, education and reference CD-ROM publisher
◦Founder and Chief Executive Officer
•Apple Inc. (Nasdaq: AAPL), multinational technology company
◦Various positions of increasing responsibility
Select Skills and Qualifications:
•Technology and Innovation: gained through his leadership at a range of software and other technology companies. Further developed through experience with early-stage venture capital investments focused on potentially category-leading B2B SaaS, consumer, and marketplace companies, and service on multiple technology startup boards.
•Strategic Planning and Transformation: acquired through more than two decades of experience in venture capital, guiding portfolio companies toward growth and resulting in several of his early-stage investments achieving exits and/or valuations in excess of $1 billion. Mr.
Gretsch also has significant experience as a serial entrepreneur, having launched a variety of startups, from an educational and reference publisher to an enterprise software company.
•Go-to-Market: evidenced through his role as VP, Electronic Direct Marketing for a software development company and his experience as a founder of three companies, with a strong understanding of product marketing strategies.
Education:
•B.B.A., Management Information Systems, University of Georgia

Prior Public Company Board Experience:
•Responsys, Inc. (Nasdaq: MKTG)
(acquired by Oracle in 2014),
marketing software company (2001 –
2014)
Other Affiliations:
•Director, Jackbox Games, Inc.,
videogame company
•Director, Multiplier, Inc., global human
resources company
•Director, Scrollmark, Inc., social
community management company
•Director, The Jellyvision Lab, Inc.,
employee benefits software company
•Director, Ziplines, Inc., digital education
company

34 2025 Proxy Statement

Elizabeth Nelson Independent	Board Committees: Audit, Risk and Compliance (Chair) Nominating and Governance	Director Since: 2015	Age: 64

Experience:
•Elance, Inc. (merged with oDesk in 2014; rebranded as Upwork in 2015)
◦Director (2013 – 2014)
•Macromedia, Inc. (Nasdaq: MACR) (acquired by Adobe in 2005), software company
◦EVP, Chief Financial Officer and Secretary (1998 – 2006)
◦VP, Corporate Development
•Hewlett-Packard Company (NYSE: HPQ), information technology company
◦Various executive roles in finance and corporate development
Select Skills and Qualifications:
•Finance and Capital Allocation: acquired through her service in multiple executive finance roles throughout her career, including as CFO for Macromedia, and further developed through extensive board service. Ms. Nelson is an experienced corporate advisor with hands-on experience with high-growth startups, turnarounds, and restructuring.
•Risk Management and Compliance: attained through her many years of service as a director for more than a dozen public and private companies, including as lead independent director and audit committee chair. Ms. Nelson also obtained NACD’s CERT Certificate in Cybersecurity
Oversight in 2023.
•Corporate Sustainability and Impact: gained through her prior experience, including her role as chair of the board of DAI, a global organization working in emerging markets to address fundamental social and economic development challenges, including climate, financial inclusion, food security, governance reform, and trade policy.
Education:
•B.S., Foreign Service, Georgetown University
•M.B.A., Wharton School at the University of Pennsylvania

Prior Public Company Board Experience:
•PhenomeX Inc. (Nasdaq: CELL)
(acquired by Bruker Corporation in
2023), functional cell biology company
(2019 – 2023)
•Virgin Group Acquisition Corp. II
(NYSE: VGII), special purpose
acquisition company (2021 – 2022)
•Nokia Corporation (NYSE: NOK),
telecommunications company (2012 –
2021)
•Zendesk, Inc. (NYSE: ZEN), software
development company (Lead
Independent Director, 2014 – 2019)
•Pandora Media, Inc. (NYSE: P), audio
entertainment company (2013 – 2017)
•Ancestry.com (Nasdaq: ACOM)
(acquired by Permira in 2012), online
genealogy company (2009 – 2012)
•SuccessFactors, Inc. (NYSE: SFSF)
(acquired by SAP in 2012), software
company (2007 – 2012)
•Autodesk, Inc. (Nasdaq: ADSK), design
and engineering software company
(2005 – 2010)
•CNET Networks, Inc. (Nasdaq: CNET)
(acquired by CBS in 2008), internet
media company (2003 – 2008)
•Macromedia, Inc. (Nasdaq: MACR)
(acquired by Adobe in 2005),
multimedia software company (2005)
Other Affiliations:
•Board Chair, DAI Global LLC,
international development company
•Director, HackerOne Inc., cybersecurity
company
•Director, Scribd, Inc., digital library
company
•Director, Smule, Inc., music
entertainment company

2025 Proxy Statement 35
Director Expertise, Experience, and Attributes
The matrix below summarizes the expertise, experience, and attributes of each director (effective as of the date of the
Annual Meeting) and director nominee that our board of directors considers desirable based on our current business and strategy. This matrix does not encompass all expertise, experience, or attributes of our directors and director nominees.
For more information on the qualifications that each director and director nominee brings to our board of directors, see the biographies above.

Key Experience and Skills	Layton	Brown	Evan	Harvey	Kelman	Srinivasan	Steele	Vazquez- Ubarri
Technology and Innovation Experience in the technology industry and in management of technology companies and/or experience with emerging technologies or in technology product or service development	✓	✓	✓	✓	✓	✓	✓	✓
Strategic Planning and Transformation Experience in providing insight into developing, implementing, and assessing businesses and strategy, including organic and inorganic growth initiatives	✓	✓	✓	✓	✓	✓	✓	✓
Go-to-Market Experience leading corporate marketing functions and/or experience in product development and launching or promoting products or services to the market	✓	✓	✓	✓	✓	✓	✓	✓

Human Capital Management
Experience in attracting, motivating,
developing, and retaining qualified
personnel to foster a corporate culture that
encourages and promotes accountability,
performance, and belonging
	✓	✓	✓	✓	✓	✓	✓	✓
Finance and Capital Allocation Experience in leadership of a financial firm or management of the finance function of an enterprise, including capital allocation and cost management experience	✓	✓	✓	✓	✓		✓	✓
Executive Leadership Experience as a senior executive or leader of significant business operations with an understanding of strategy, development, and operations	✓	✓	✓	✓	✓	✓	✓	✓
Cybersecurity Experience managing cybersecurity, information, and data security risks in enterprise operations		✓	✓		✓	✓	✓	✓
International Business Experience with global businesses, operations, strategy, and/or customer bases	✓	✓	✓	✓	✓	✓	✓	✓
Risk Management and Compliance Experience in overseeing risk management and/or regulatory and legal compliance		✓	✓		✓	✓	✓	✓

Other Public Company Board Service
Experience serving on other public
company boards and understanding
corporate governance matters, such as
ethics, corporate responsibility, and
protection of stockholder interests
	✓		✓	✓	✓		✓	✓
Corporate Sustainability and Impact Experience with corporate sustainability and impact matters			✓		✓	✓	✓	✓

36 2025 Proxy Statement
Director Compensation
Non-Employee Director Compensation Arrangements
We maintain a non-employee director compensation program for our directors who are not Upwork employees intended to help attract, motivate, and retain directors capable of contributing to the long-term success of our company. Our compensation committee is responsible for reviewing and making recommendations to our board of directors regarding compensation paid to our non-employee directors for their service on our board of directors and its committees. On a biennial basis, our compensation committee, with the support of its independent compensation consultant, reviews our non-employee director compensation program to ensure that the program is competitive with peer and broader market practices.
In April 2022, our board of directors approved an amended

Annual Compensation Elements	Form
Annual Award	Elect - Cash or RSUs
General Board Service Fee	Elect - Cash or RSUs
Committee Membership Fees	Cash

One-Time Compensation Elements	Form
Initial Award	RSUs

and restated non-employee director compensation
program. The table to the right summarizes our current
amended and restated non-employee director
compensation program, and each element is further
described below.
Our 2018 Equity Incentive Plan, which we refer to as the
2018 Plan, provides that non-employee directors may not
receive equity awards with an aggregate grant date fair
value that, when combined with cash compensation
received for service as a non-employee director, exceeds
$1,000,000 in a calendar year.
Annual Award
Each non-employee director receives an annual award, or the Annual Award, which the non-employee director may elect to receive in the form of either (i) a $185,000 cash payment or (ii) an RSU award with a total value of $185,000 based on an average of the closing prices of our common stock for the 30-calendar day period ending on the last trading day immediately preceding the grant date.
A non-employee director’s initial Annual Award is granted on the non-employee director’s initial appointment or election date and is pro-rated for partial quarters served. Each year thereafter, the Annual Award is granted on the date of our annual meeting of stockholders.
The Annual Award fully vests, or in the case of cash is paid, on the earlier of (i) the date immediately prior to our next annual meeting of stockholders and (ii) the date that is one year following the grant date, so long as the non-employee director continues to provide services as a non-employee director to us through such date. The Annual Award is paid (in the case of cash) or settled (in the case of RSUs) in the same calendar year in which the Annual Award vests.
The Annual Award (regardless of the form of payment) will accelerate in full immediately prior to the consummation of a
Corporate Transaction (as defined in the 2018 Plan).

2025 Proxy Statement 37
Annual Board Service Fees
The table below sets forth annual compensation payable, which we refer to as a Fee, to each non-employee director for general service as a member of the board of directors, which we refer to as the General Board Service Fee, and for any service in a general board leadership position. Each Fee is pro-rated for partial quarters served and is payable in the form of cash or RSUs at a non-employee director’s election.
Fees elected to be received in cash, which we refer to as the Fee (Cash), are paid quarterly in arrears, so long as the non-
employee director continues to provide services in the applicable capacity to us through such date.
Fees elected to be received in RSUs, which we refer to as

Annual Board Service Fees
General Board Service Fee	$55,000
Non-Executive Chairperson Fee	$60,000
Lead Independent Director Fee(1)	$15,000
(1) No lead independent director fee was payable for 2024, as an independent director served as our chairperson for the entirely of 2024.

the Fee (RSU), are granted initially on the non-employee’s
initial appointment or election date, and subsequent Fees
(RSU) are granted on the date of our annual meeting of
stockholders each year thereafter. The number of shares
subject to the applicable Fee (RSU) is based on an
average of the closing prices of our common stock for the
30-calendar day period ending on the last trading day
immediately preceding the grant date. The Fee (RSU)
vests and settles quarterly, so long as the non-employee
director continues to provide services in the applicable
capacity to us through such date.
The final quarterly installment of each Fee (Cash) or Fee (RSU) is paid or fully vests, as applicable, on the earlier of (i) the date immediately prior to our next annual meeting of stockholders and (ii) the date that is the last day of the last full quarter of the vesting of such grant, in each case, so long as the non-employee director continues to provide services in the applicable capacity to us through such date.
The Fee (regardless of the form of payment) will accelerate in full immediately prior to the consummation of a Corporate
Transaction (as defined in the 2018 Plan).
Annual Committee Membership Fees
In addition, each non-employee director receives additional annual compensation for committee membership as set forth in the table below. This compensation is receivable only in the form of cash. Chairs of our committees receive the cash compensation designated below for chairs in lieu of the non-chair member cash compensation.
Committee membership fees are paid quarterly in arrears, for so long as the non-employee director continues to provide services in the applicable non-employee director capacity to us through such date, and are pro-rated for partial quarters served.
The final quarterly installment of each such annual fee is

Annual Committee Membership Fees
Audit committee chair	$35,000
Audit committee member	$17,500
Compensation committee chair	$15,000
Compensation committee member	$7,500
Nominating and governance committee chair	$8,500
Nominating and governance committee member	$4,300

paid on the earliest of (i) the date of our next annual
meeting of stockholders, (ii) the date immediately prior to
our next annual meeting of stockholders if the applicable
non-employee director’s service as a director ends at such
meeting due to the director’s failure to be re-elected or the director not standing for re-election, and (iii) the date that is the last day of the last full quarter of such installment, in each case, so long as the non-employee director
continues to provide services in the applicable capacity to
us through such date.

38 2025 Proxy Statement
Initial Award
Upon initial appointment or election to our board of directors, each new non-employee director receives an RSU award under our 2018 Plan with a total value of $400,000 based on an average of the closing prices of our common stock for the
30-calendar day period ending on the last trading day immediately preceding the grant date, which we refer to as the
Initial Award.
The Initial Award is granted on the date of the non-employee director’s initial appointment or election to our board of directors and vests over three years, with one-third of the total number of RSUs vesting on each anniversary of the grant date, so long as the non-employee director continues to provide services as a non-employee director to us through each such date.
The final annual installment of the Initial Award fully vests on the earlier of (i) the date immediately prior to our annual meeting of stockholders in the last full year of the vesting of the Initial Award and (ii) the date that is the last day of the last full year of the vesting of such grant, in each case, so long as the non-employee director continues to provide services as a non-employee director to us through such date.
The Initial Award will accelerate in full immediately prior to the consummation of a Corporate Transaction (as defined in the 2018 Plan).
2024 Director Compensation Table
The following table provides information regarding all compensation awarded to, earned by, or paid to each person who served as a non-employee director for some portion or all of the fiscal year ended December 31, 2024. Ms. Brown is not included in the table below because she is an employee and received no compensation for her service as a director during 2024. The compensation received by Ms. Brown as an employee is shown in “Executive Compensation—Executive
Compensation Tables—2024 Summary Compensation Table” below. Each of Ms. Evan (if elected) and Mr. Kelman will receive compensation in accordance with our non-employee director compensation program described above upon joining our board of directors as of the date of the Annual Meeting.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(1)(2)	Total ($)(2)
Thomas Layton(3)	8,500	283,330	291,830
Gregory C. Gretsch(4)(5)	27,246	226,664	253,910
Kevin Harvey(6)	4,300	226,664	230,964
Elizabeth Nelson(7)	94,300	174,725	269,025
Leela Srinivasan(8)	72,500	174,725	247,225
Gary Steele(5)(9)	12,754	226,664	239,418
Anilu Vazquez-Ubarri(10)	62,500	174,725	237,225
(1)The amounts reported in these columns for certain members of our board of directors may differ from those of the other members of our board of directors based on elections to receive fees or awards in cash or equity or based on additional fees payable on account of committee membership.
(2)The amounts reported in these columns represent the aggregate grant date fair value of RSUs awarded to directors in 2024 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718, which we refer to as ASC 718. The number of RSUs that a director receives is calculated by dividing the total value of the RSU award by the average daily closing price of our common stock for the 30-calendar day period ending on the trading day immediately prior to the grant date. Accordingly, the amounts reported in these columns do not reflect the total values discussed above or the actual economic value that may be realized by the director, which will vary depending on the performance of our common stock. The amounts reported in the Stock Awards column reflect the grant date fair value of each equity award based on the number of underlying RSUs, multiplied by the closing price of our common stock on the grant date.
(3)As of December 31, 2024, Mr. Layton held 21,365 unvested RSUs, which included the Annual Award, the Non-Executive Chairperson Fee,
and the General Board Service Fee (RSU).
(4)As of December 31, 2024, Mr. Gretsch held 18,722 unvested RSUs, which included both the Annual Award and the General Board Service
Fee (RSU).
(5)In April 2024, Mr. Steele succeeded Mr. Gretsch as the chair of our compensation committee. The amounts set forth under the “Fees Earned or Paid in Cash” column reflect pro-rated committee membership fees for their service as members and chairs of the compensation committee.

2025 Proxy Statement 39
(6)As of December 31, 2024, Mr. Harvey held 18,722 unvested RSUs, which included both the Annual Award and the General Board Service Fee
(RSU).
(7)As of December 31, 2024, Ms. Nelson held 16,299 unvested RSUs, which represented the Annual Award, and a stock option to purchase
75,000 shares of common stock. The stock option was fully vested and exercisable as of December 31, 2024, and had an expiration date of
February 25, 2025.
(8)As of December 31, 2024, Ms. Srinivasan held 16,299 unvested RSUs, which represented the Annual Award.
(9)As of December 31, 2024, Mr. Steele held 18,722 unvested RSUs, which included both the Annual Award and the General Board Service Fee
(RSU), and a stock option to purchase 150,527 shares of common stock. The stock option was fully vested and exercisable as of
December 31, 2024, and has an expiration date of August 19, 2028.
(10)As of December 31, 2024, Ms. Vazquez-Ubarri held 16,299 unvested RSUs, which represented the Annual Award.

40 2025 Proxy Statement
Proposal 2: Ratification of Appointment of Independent Registered
Public Accounting Firm
Our audit committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm to perform the audits of our consolidated financial statements and our internal control over financial reporting for the year ending December 31, 2025, and recommends that stockholders vote for ratification of such selection.
The ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2025, requires the affirmative vote of a majority of the voting power of the shares present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on the proposal. In the event that
PricewaterhouseCoopers LLP is not ratified by our stockholders, the audit committee will review its future selection of
PricewaterhouseCoopers LLP as our independent registered public accounting firm. Further, the audit committee may select a different independent registered public accounting firm at any time if, in the committee’s sole discretion, the committee determines that such a change would be in the best interests of our company and stockholders.
PricewaterhouseCoopers LLP audited our consolidated financial statements and our internal control over financial reporting for the year ended December 31, 2024. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting, and they will be given an opportunity to make a statement at the Annual Meeting if they desire to do so and will be available to respond to appropriate questions.
OUR BOARD OF DIRECTORS AND AUDIT COMMITTEE
RECOMMEND A VOTE “FOR” PROPOSAL 2

2025 Proxy Statement 41
Independent Registered Public Accounting Firm Fees and Services
We regularly review the services and fees from our independent registered public accounting firm. These services and fees are also reviewed with our audit committee annually. In accordance with standard policy, PricewaterhouseCoopers
LLP periodically rotates the individuals who are responsible for our audit.
In addition to performing the audit of our consolidated financial statements and our internal control over financial reporting,
PricewaterhouseCoopers LLP provided various other services during the years ended December 31, 2024 and 2023. Our audit committee has determined that PricewaterhouseCoopers LLP’s provision of these services, which are described below, does not impair PricewaterhouseCoopers LLP’s independence from us.
During the years ended December 31, 2024 and 2023, fees for services provided by PricewaterhouseCoopers LLP were as follows (in thousands):

	Year Ended December 31,
Fees Billed to Upwork	2024	2023
Audit fees(1)	$3,604	$3,471
Audit-related fees	—	—
Tax fees(2)	—	—
All other fees(3)	2	4
Total fees	$3,606	$3,475
(1)“Audit fees” include fees for audit services primarily related to: the audit of our annual consolidated financial statements and attestation services related to compliance with the Sarbanes-Oxley Act of 2002; the review of our quarterly condensed consolidated financial statements;
comfort letters, consents, and assistance with and review of documents filed with the SEC; and other services normally provided in connection with statutory and regulatory filings.
(2)“Tax fees” include fees for tax compliance and advice. Tax advice fees encompass a variety of permissible tax services, including technical tax advice related to federal and state income tax matters.
(3)“All other fees” include fees for annual subscription services for access to online accounting research and disclosure checklist software applications.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit
Services of Independent Registered Public Accounting Firm
Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm, the scope of services provided by the independent registered public accounting firm, and the fees for the services to be performed. These services may include audit services, audit-related services, tax services, and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.
All of the services relating to the fees described in the table above were approved by our audit committee.

42 2025 Proxy Statement
Proposal 3: Advisory Vote to Approve Named Executive Officer
Compensation
In accordance with Section 14A of the Exchange Act, we are providing stockholders with an opportunity to make a non-
binding advisory vote to approve the compensation of our NEOs (as defined in “Executive Compensation”). This non-
binding advisory vote is commonly referred to as a Say-on-Pay vote. The non-binding advisory vote to approve the compensation of our NEOs, as disclosed in this Proxy Statement, will be determined by the vote of a majority of the voting power of the shares present or represented at the Annual Meeting and voting affirmatively or negatively on the proposal.
Stockholders are urged to read the “Executive Compensation” section of this Proxy Statement, which discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our NEOs. Our compensation committee and our board of directors believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. In addition, the “Executive Compensation” section provides further insight into the feedback that we have received from stockholders regarding prior pay practices and the changes incorporated into our 2024 compensation program to further reinforce our business and talent objectives while also being responsive to the stockholder feedback.
Key changes for 2024 included introducing new profitability-based metrics for our long- and short-term incentive plans and granting PSUs that measure profitable growth over multi-year periods.
Accordingly, we ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:
“RESOLVED, that our stockholders approve, on a non-binding advisory basis, the compensation of the
NEOs, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K, including the
Compensation Discussion and Analysis, the compensation tables and narrative discussion, and the other related disclosures.”
As an advisory vote, this proposal is not binding. However, our board of directors and compensation committee, which is responsible for designing and administering our executive compensation program, value the opinions expressed by stockholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for our NEOs.
OUR BOARD OF DIRECTORS RECOMMENDS
A VOTE “FOR” PROPOSAL 3

2025 Proxy Statement 43
Executive Officers and Key Employees
Information about our executive officers and key employees is set forth below as of March 31, 2025.
Executive Officers
Our board of directors annually designates our executive officers, who then serve at the discretion of our board of directors. There is no family relationship between any of our directors or executive officers and any of our other directors or executive officers, and there are no arrangements or understandings between any of our executive officers and any other person pursuant to which any of our executive officers was selected as an executive officer.

Hayden Brown President and Chief Executive Officer	Current Role Since: 2020	Age: 43

Ms. Brown’s biography is set forth above under “Proposal 1: Election of Directors.”

Erica Gessert Chief Financial Officer	Current Role Since: 2023	Age: 50

Experience:
•Upwork Inc.
◦Chief Financial Officer (since April 2023)
•PayPal Holdings, Inc., digital payments and commerce company
◦Chief Transformation Officer (January 2022 – March 2023)
◦SVP, Finance & Analytics (2019 – January 2022)
◦VP, Finance & Analytics
•Sprint Corporation, communications company
◦VP, Finance Operations, Postpaid Marketing & Chief Financial Officer, Sprint Prepaid
◦Director, Investor Relations
•Virgin Mobile USA, Inc., communications company
◦Director, Investor Relations
Education:
•Studied Economics and Philosophy, Reed College

44 2025 Proxy Statement

David T. Bottoms GM, Marketplace	Current Role Since: 2022	Age: 54

Experience:
•Upwork Inc.
◦GM, Marketplace (since December 2022)
◦VPII, Product Expansion and Innovation (September 2022 – December 2022)
•Meta Platforms, Inc., social media conglomerate corporation
◦Director, Product Management (November 2020 – September 2022)
•Dropbox, Inc., cloud storage and collaboration company
◦Head of Product Management, Customer Growth (2019 – April 2020)
•Yahoo, a subsidiary of Verizon Communications Inc., communications company
◦VPII, Product Management
•Yahoo Inc., web services company
◦VP, Global Product Management
Education:
•B.A., English Literature, Denison University

2025 Proxy Statement 45
Key Employees

Brian Levey Chief Business Affairs and Legal Officer & Secretary	Current Role Since: 2017	Age: 57

Experience:
•Upwork Inc.
◦Chief Business Affairs and Legal Officer & Secretary (since 2017)
◦Chief Financial Officer (2015 – 2017)
◦General Counsel and Secretary (2014 – 2017)
◦VP, General Counsel and Secretary, oDesk Corporation (merged with Elance in 2014;
rebranded as Upwork in 2015) (2013 – 2014)
•eBay Inc., global ecommerce company
◦VP, Deputy General Counsel & Assistant Secretary
◦Variety of legal roles
•Metro-Goldwyn-Mayer Studios, worldwide film and television production and distribution company
◦VP, Legal
•Began his legal career with Latham & Watkins LLP, a global law firm
Education:
•J.D., Stanford Law School
•A.B., Economics, Stanford University

Sunita Solao Chief People Officer	Current Role Since: 2023	Age: 49

Experience:
•Upwork Inc.
◦Chief People Officer (since April 2023)
•Convoy, Inc., digital freight network company
◦VP, People (October 2020 – May 2022)
•Airbnb, Inc., global travel marketplace company
◦Head of People, Homes Business Division (2017 – September 2020)
◦Several other human resources leadership roles
•eBay Inc., global ecommerce company
◦Several human resources leadership roles
Education:
•M.B.A., Human Resources Management, University of Wisconsin-Madison
•M.B.A., Human Resources Management, Symbiosis International University
•B.E., Chemical Engineering, Birla Institute of Technology and Science, Pilani

46 2025 Proxy Statement
Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the material elements of our executive compensation program during 2024 for our principal executive officer, our principal financial officer, and our only other executive officer serving during the year, whom we refer to collectively as our named executive officers, or NEOs, and provides an overview of our executive compensation philosophy, policies, and practices.
2024 NEOs

Hayden Brown President and Chief Executive Officer	Erica Gessert Chief Financial Officer	David T. Bottoms(1) GM, Marketplace
(1)Mr. Bottoms has served as our GM, Marketplace since December 2022 and was appointed as an executive officer in April 2024.
Compensation Discussion and Analysis Roadmap

Executive Summary Performance highlights, stockholder engagement and response to Say-on-Pay vote and stockholder feedback, and executive compensation program progression	47
Executive Compensation Philosophy and Program Overview Description of our compensation philosophy, compensation elements, and compensation policies and practices	49
Compensation-Setting Process How the compensation committee oversees our executive compensation program and determines pay	51
2024 Compensation Targets and Outcomes Description of our 2024 executive compensation decisions and compensation outcomes based on 2024 results	54
Other Compensation Elements Information on employee arrangements, additional policies, and tax and accounting considerations	61
Other Compensation Policies and Considerations Various policies and considerations that govern the operation of our executive compensation program	63

2025 Proxy Statement 47
Executive Summary
2024 Performance Highlights
1
$153.6M cash provided
by operating activities
(compared to $52.7M in 2023)
$139.1M free
cash flow1
(compared to $39.4M in 2023)
28% profit margin
(+2,122 bps year-over-year)
22% adjusted
EBITDA margin1
(+1,117 bps year-over-year)
(1)Adjusted EBITDA, adjusted EBITDA margin, and free cash flow are not prepared in accordance with, and are not alternatives to, financial measures prepared in accordance with GAAP. An explanation of non-GAAP financial measures and reconciliations to their most directly comparable GAAP financial measures can be found in “Appendix A: Reconciliation of Non-GAAP Financial Measures.”
2024 was a year of transformation for Upwork, and we achieved record performance in the face of a challenging macroeconomic environment, with full-year revenue, net income, and adjusted EBITDA reaching all-time highs. Our 2024 results are a reflection of our strong execution driving durable, profitable growth, bringing new AI innovations to market, and building long-term stockholder value. In addition, we deployed our strong cash generation to return value to stockholders by repurchasing $100 million of our outstanding common stock.
2024 Compensation Outcomes
As described in more detail below, our record performance in 2024, particularly in adjusted EBITDA, drove a payout at
128% of target (before taking into account any individual performance adjustment) under our 2024 short-term incentive compensation program. Outcomes for the PSU awards granted in 2024 will be determined following 2025 and 2026.
Stockholder Engagement on Compensation
Our board of directors and management team value feedback from our
2024 Say-on-Pay Vote
Result
stockholders. Members of our board and management team directly engage in regular dialogue with our stockholders on a range of matters, including executive compensation, so that we can understand stockholders’ views and expectations and share our perspectives on these important subjects. See
“Corporate Governance—Stockholder Engagement” for more information on our stockholder engagement program.
With the goal of enhancing our executive compensation program in 2024, our board of directors and management team conducted a robust fall 2023 engagement campaign to obtain feedback on proposed changes to our executive compensation practices. Through this engagement campaign, we offered to meet stockholders representing approximately 44% of our outstanding shares, which resulted in meetings with stockholders representing approximately 21% of our outstanding shares.

48 2025 Proxy Statement
The following table sets forth the feedback we heard from stockholders during the fall 2023 engagement campaign and the actions that our compensation committee took in response with an aim of aligning our compensation program with our strategic focus on durable, profitable growth:

Topic	What We Heard	Actions Taken in Response
Short-Term Incentive Program Design	•Prefer differentiation in company performance metrics between short- and long-term incentive programs •Support addition of profitability metric to short-term incentive program
•Differentiated metrics between 2024 short-
term and long-term incentive programs
◦Added adjusted EBITDA as
performance metric (weighted 50%)
for 2024, incentivizing single-year
achievement of both revenue and
profitability

Long-Term Incentive Program Design
•Prefer multi-year performance period for
PSU program
•Prefer differentiation in company
performance metrics between short- and
long-term incentive programs
•Support addition of profitability metric to
long-term incentive program
•Some questions about dilution in light of
recent stock performance

•Introduced multi-year performance goals
for 2024 PSU awards, measuring
performance at the end of years 2025 and
2026 rather than at the end of 2024
•Differentiated metrics between 2024 short-
term and long-term incentive programs
◦Added year-over-year revenue
growth and adjusted EBITDA margin
as performance metrics for 2024 PSU
awards, incentivizing sustainable,
multi-year growth
•Refreshed equity grant approach to
mitigate dilution by introducing vesting
cash awards for non-NEO employees

Stockholders expressed their support for these changes in our subsequent 2024 engagement campaigns, and 94% of the votes cast at our 2024 annual meeting of stockholders approved our Say-on-Pay proposal regarding 2023 named executive officer compensation.
We believe these changes incorporated into our 2024 executive compensation program represent the continued evolution of our executive compensation program, as summarized in the below table:

	2022	2023	2024
Short-Term Incentives	Performance Period: 1 year Metric: •Compensation Program Revenue (100%)(1)	Performance Period: 1 year Metrics: •Compensation Program Revenue (100%) •Individual performance adjustment (+/- 20%)(2)	Performance Period: 1 year Metrics: •Revenue (50%) •Adjusted EBITDA (50%) •GSV modifier •Individual performance adjustment (+/- 20%)(2)
Long-Term Incentives	PSU / RSU Mix: •CEO: 60% / 40% •Non-CEO NEOs: 40% / 60% PSU Performance Period: 1 year	PSU / RSU Mix: •CEO: 60% / 40% •Non-CEO NEOs: 50% / 50% PSU Performance Period: 1 year
PSU / RSU Mix:
•CEO: 60% / 40%
•Non-CEO NEOs: 50% / 50%
PSU Performance Period: Multi-year
•Measure performance in
each of 2025 and 2026, with
up to 50% of maximum
PSUs vesting based on
performance during each
year

	PSU Metric: •Compensation Program Revenue (100%)	PSU Metric: •Compensation Program Revenue (100%)	PSU Metrics: •Year-over-year revenue growth percentage •Adjusted EBITDA margin
	RSU Vesting: 4-year quarterly	RSU Vesting: 4-year quarterly	RSU Vesting: 4-year quarterly

2025 Proxy Statement 49
(1)“Compensation Program Revenue” meant our total revenue for the applicable fiscal year, less the “costs of talent services to deliver managed services” for the applicable fiscal year.
(2)The individual performance adjustment is not applicable to our CEO.
Our compensation committee will continue to carefully consider the results of our Say-on-Pay votes, as well as stockholder feedback received throughout the year, when making decisions on the design and structure of our compensation program for our executives, as well as decisions on individual executive compensation.
In addition, consistent with the recommendation of our board of directors and the preference of our stockholders as reflected in the non-binding, advisory stockholder vote on the frequency of future Say-on-Pay proposals held at our 2020 annual meeting of stockholders, we intend to hold a Say-on-Pay vote every year. This policy will remain in effect until the next stockholder vote on the frequency of Say-on-Pay proposals, which is expected to be held at our 2026 annual meeting of stockholders.
Executive Compensation Philosophy and Program Overview
Executive Compensation Philosophy and Objectives
Our executive compensation philosophy is to provide a competitive compensation program that attracts and retains talented executives, including our NEOs, and that aligns their economic interests with those of our stockholders by motivating and rewarding the achievement of our short- and long-term business objectives, thereby creating sustainable long-term value for our stockholders.
Consistent with this philosophy, we designed our executive compensation program to achieve the following primary objectives:

✓	Attract, motivate, incentivize, and retain executives who contribute to our long- term success
✓	Provide competitive compensation packages to our executives
✓	Reward the achievement of our business objectives
✓
Align the economic interests of our employees with those of our stockholders by focusing on long-term incentive compensation in the form of equity awards that correlate with the growth of sustainable long-term value for our stockholders

Compensation Elements
We structure the annual compensation of our NEOs using three principal elements: annual base salary, short-term incentives, and long-term incentives.
Through the use of these pay elements, a substantial portion of our NEOs’ compensation varies based on our performance compared to performance targets and/or is subject to our stock price performance. We believe this compensation program design demonstrates our pay-for-performance philosophy by providing balanced incentives for our
NEOs to meet our business objectives and drive long-term stockholder value creation.

Annual Base Salary	Short-Term Incentives	Long-Term Incentives
	Annual Performance Bonus	Performance-Based PSUs	Time-Based RSUs
Value varies based on performance and/or stock price

50 2025 Proxy Statement
Annual Base Salary
Annual base salary represents the fixed cash portion of the target total compensation of our NEOs and is an important element of compensation intended to attract and retain highly talented individuals. Generally, we use base salary to provide each NEO with a specified level of cash compensation during the year with the expectation that he or she will perform his or her responsibilities to the best of his or her ability and in our best interests.
Short-Term Incentives
Short-term incentive compensation is paid in the form of annual cash bonuses under our annual performance bonus plan.
We use an annual performance bonus plan to motivate our employees, including our NEOs, to achieve our annual business goals. In addition, the individual performance adjustment applicable to our non-CEO NEOs holds executives accountable for their personal performance.
Long-Term Incentives
Long-term incentive compensation is granted in the form of equity awards, which are intended to incentivize the achievement of multi-year performance goals aligned with company strategy, align executive compensation with the long-
term interests of our stockholders, and help us retain and reward qualified executives in a competitive market. Our compensation committee views long-term incentive compensation as a critical element of our executive compensation program, and target total NEO compensation is weighted significantly in favor of equity compensation. Additionally, a significant portion of the equity compensation payable to our NEOs is granted subject to performance conditions, which further aligns their compensation with long-term stockholder interests.
Executive Compensation Policies and Practices
The following table summarizes our key executive compensation-related policies and practices that we believe demonstrate our commitment to sound corporate governance and executive compensation standards:

What We Do		What We Don’t Do
✓	Align executive compensation with stockholder interests	X	No “single-trigger” payments or vesting acceleration of equity awards upon a change in control of Upwork
	•Compensation is heavily performance based, with rigorous performance metrics designed to enhance stockholder value	X	No executive-specific retirement benefits
	•Equity/cash compensation mix significantly favors equity	X	No hedging transactions
	•94% of our CEO’s and an average of 87% of our non-CEO NEOs’ 2024 annualized target compensation is at risk	X	No pledging transactions, except with pre-approval in the case of collateral for a loan where the pledgor has clearly demonstrated ability to repay the loan without resort to the pledged securities
	•Robust stockholder engagement and consideration of feedback to inform our executive compensation practices	X	No excise tax reimbursements or “gross ups” for change-in-control severance payments
	•Stock ownership guidelines require significant sustained ownership by NEOs and directors	X	No excessive perquisites for NEOs that are not available to all employees
✓	Mitigate compensation risk
•Robust clawback policy, including discretionary recoupment beyond statutory requirements in certain circumstances
•Annual compensation risk assessment conducted by independent compensation consultant
✓	Implement compensation best practices
•Fully independent compensation committee and independent compensation consultant
•Robust annual review of compensation program with assistance of independent compensation consultant
•Thoughtful, ongoing succession planning to ensure we are well positioned to continue executing on our strategy

2025 Proxy Statement 51
Compensation-Setting Process
Roles and Responsibilities
Role of Compensation Committee
The compensation committee has overall responsibility for overseeing our compensation and benefits plans, policies, and practices generally and with respect to our NEOs.
In carrying out its responsibilities, the compensation committee evaluates our compensation policies and practices for alignment with our executive compensation philosophy, develops compensation-related strategies, and makes decisions that it believes further our philosophy and align with compensation best practices. At least annually, the compensation committee evaluates our executive compensation program and NEO performance to determine if any changes are appropriate and reviews and sets the compensation of our NEOs.
Role of Compensation Consultant
The compensation committee engages an independent compensation consultant to provide advice and resources to help the compensation committee assess the effectiveness of our executive compensation strategy and program and carry out its responsibilities with respect to compensation. Semler Brossy Consulting Group LLC, which we refer to as Semler
Brossy, has served as the compensation committee’s compensation consultant since 2023.
During 2024, the compensation committee generally sought input from Semler Brossy on a range of matters relating to our compensation program, including: overall compensation program design; analysis of market compensation data for our executives and non-employee directors; compensation peer group updates; the compensation arrangements and opportunities of our executives; assessment of the risk associated with our compensation program and practices; evolving compensation trends and best practices; and regulatory developments. At the compensation committee’s request, Semler
Brossy regularly attends the meetings of the compensation committee (with and without management present). Semler
Brossy also communicates with the members of the compensation committee outside committee meetings regarding matters related to the compensation committee’s responsibilities. During 2024, Semler Brossy provided no services to
Upwork other than services for the compensation committee and worked with Upwork’s management, as directed by the compensation committee, only on matters for which the compensation committee is responsible.
The compensation consultant reports directly to the compensation committee and its chair and serves at the discretion of the compensation committee, which reviews the engagement annually to ensure that such firm is independent from management. This review process includes a review of the services that Semler Brossy provided, the quality of those services, and the fees associated with the services provided during 2024, as well as any other factors deemed relevant.
Based on this review, as well as consideration of the factors affecting independence set forth in SEC and Nasdaq rules, the compensation committee evaluated the independence of Semler Brossy and determined that no conflict of interest has arisen as a result of the work performed by Semler Brossy.
Role of Management
In discharging its responsibilities, the compensation committee works with members of our management, including our
CEO. Our management assists the compensation committee by providing information on corporate and individual performance and management’s perspective on compensation matters.
In connection with the compensation committee’s annual review of NEO compensation, our CEO reviews the performance of our non-CEO NEOs based on their overall performance and performance against business objectives established for them for the prior year and then shares these evaluations with, and makes recommendations to, the compensation committee regarding adjustments to the non-CEO NEOs’ compensation opportunities. The annual business objectives for each NEO are developed through mutual discussion and agreement between our CEO and our non-CEO NEOs.
Our CEO also attends meetings of our board of directors and the compensation committee at which executive compensation matters are addressed (except for discussions involving her own compensation), and the compensation committee solicits and reviews our CEO’s proposals with respect to program structure.
In addition, with respect to our non-CEO NEOs, our CEO determines the level of individual performance adjustment to each NEO’s annual performance bonus payout as described below in “—2024 Compensation Targets and Outcomes—
2024 Short-Term Incentive Compensation—Individual Performance Adjustment.”

52 2025 Proxy Statement
Annual Review and Compensation Setting
The compensation committee conducts an annual review
1—Annual Review
The compensation committee conducts an annual evaluation of our executive compensation program and NEO compensation
2—Discussion and Compensation Setting
The compensation committee sets the target total compensation for each NEO following consideration of several factors, including competitive market data and our CEO’s recommendations (except with respect to her own compensation)
of our overall executive compensation program and the
annual base salaries, annual performance bonus
opportunities, and long-term incentive compensation
opportunities of our NEOs. This review typically takes
place in the first quarter of a fiscal year but may occur
more frequently as warranted.
The compensation committee does not establish a specific
3—Ongoing Dialogue
The compensation committee continues to discuss executive
compensation throughout the year, with the compensation
consultant and CEO in attendance (except with respect to our
CEO for discussions regarding her own compensation)
target for formulating the target total compensation of our
NEOs and does not formally benchmark compensation
levels to specific percentiles, as the compensation
committee believes overreliance on benchmarking can
result in compensation that is unrelated to the value
delivered by our NEOs because it does not take into
account the specific performance of the NEOs or our
relative size and performance. Instead, in consultation with its independent compensation consultant, the compensation committee weighs various considerations, including the following:
•our executive compensation program objectives;
•our performance against the financial, operational, and strategic objectives established by the compensation committee and our board of directors;
•each individual NEO’s knowledge, skills, experience, qualifications, tenure, and scope of roles and responsibilities relative to other similarly situated executives at the companies in our compensation peer group and in selected broad-based compensation surveys;
•the prior performance of each individual NEO, based on a subjective assessment of his or her contributions to our overall performance, ability to lead his or her business unit or function, and work as part of a team, all of which reflect our core values;
•the potential of each individual NEO to contribute to our long-term financial, operational, and strategic objectives;
•our CEO’s compensation relative to that of our non-CEO NEOs, and compensation parity among our NEOs;
•our financial performance relative to our compensation and performance peers;
•the compensation practices of the companies in our compensation peer group and in selected broad-based compensation surveys and the positioning of each NEO’s compensation in a ranking of peer company compensation levels based on an analysis of competitive market data (see “—Competitive Positioning” below);
and
•the recommendations of our CEO with respect to the compensation of our non-CEO NEOs.
With respect to long-term incentive compensation, the compensation committee does not apply a rigid formula in determining the size and form of the equity awards to be granted to our NEOs. Instead, the compensation committee exercises its judgment, based on its members’ extensive experience and expertise, to create a meaningful opportunity for reward predicated on the creation of long-term stockholder value, taking into consideration various factors in its business judgment, including the factors described above and the following:
•the amount and retentive value of the equity compensation held by the NEO;
•the cash compensation received by the NEO;
•a competitive market analysis prepared by its compensation consultant; and
•the recommendations of our CEO (except with respect to her own equity awards).
These factors provide the framework for compensation decision-making and final decisions regarding the compensation opportunity for each NEO. No single factor is determinative, nor is the impact of any individual factor on the determination of pay levels quantifiable.

2025 Proxy Statement 53
Competitive Positioning
As described above, competitive data is one of several factors that our compensation committee considers in making its compensation decisions for our NEOs. To assess our executive compensation program against the competitive market, the compensation committee reviews the compensation levels and practices of a compensation peer group comprising publicly traded technology companies against which we compete for executive talent and that share key similarities with
Upwork. The compensation committee reviews the compensation peer group at least annually and makes adjustments to its composition if warranted, taking into account changes in both our business and the businesses of the companies in the peer group.
In July 2023, the compensation committee and its independent compensation consultant specifically considered and weighed the following primary criteria for compensation peer group selection (measured at the time of evaluation):

Primary Criteria for Compensation Peer Group Selection
Public Company Status / Location	Public companies primarily headquartered in the United States
Industry	Software and internet companies, with a focus on online marketplaces
Revenue	0.5x to 2.0x Upwork’s trailing four quarters (approx. $320 million to $1.3 billion)
Market Capitalization	0.33x to 3.0x Upwork’s 30-day average (approx. $400 million to $3.6 billion)
As a result, the compensation committee approved the following updated compensation peer group to evaluate the competitive market when determining the target total compensation packages for our NEOs in 2024:

2024 Compensation Peer Group
Alteryx	Coursera	Magnite	Shutterstock
Angi	Everbridge	Paycor HCM	Smartsheet
Appian	Fastly	Q2 Holdings	Udemy
Blackline	Fiverr International	Redfin	Yelp
Bumble	LegalZoom.com	Revolve Group	ZipRecruiter
The 2024 compensation peer group reflects the removal of six companies from the 2023 compensation peer group due to a pending acquisition (Cvent Holding), falling outside the applicable peer group criteria (AppFolio, Asana, CarGurus, and
LivePerson), and/or adverse market capitalization trends (Chegg), and the addition of six companies (Angi, Bumble,
Coursera, Paycor HCM, Udemy, and Yelp) on the basis of their similarity to us in size, revenue, market capitalization, and/
or industry sector. Each member of the compensation peer group was chosen based on one or more of the factors listed above, but not all factors were relevant for every peer company. While some of the compensation peer group members may be significantly smaller or larger than Upwork in terms of revenue or market capitalization, the compensation committee has determined that such companies should be included in the peer group due to competitive relevance.
In addition to practices within our compensation peer group, the compensation committee reviews broad-based compensation surveys to further understand market compensation levels.

54 2025 Proxy Statement
2024 Compensation Targets and Outcomes
Summary of 2024 Target Total Compensation
In February 2024, the compensation committee completed its annual review of our executive compensation program and
NEO compensation and performance and set the 2024 target total compensation for each NEO after considering a competitive market analysis prepared by its compensation consultant, as well as the other factors described above in “—
Compensation-Setting Process—Annual Review and Compensation Setting.” The following graphics illustrate the predominance of long-term equity incentives and variable pay elements in our compensation program.

	CEO	Non-CEO NEO (Average)
Base Salary	$595,000	$509,002
Short-Term Incentives (Target Bonus)	$595,000	$362,693
Long-Term Incentives (RSUs)	$3,680,000	$1,500,000
Long-Term Incentives (Target PSUs)	$5,520,000	$1,500,000
2024 Target Total Compensation	$10,390,000	$3,871,695
50%
RSUs
40%
RSUs
50%
PSUs
60%
PSUs
87%
variable
94%
variable
2024 Annual Base Salary
For 2024, the compensation committee increased the annual base salary of each NEO compared to 2023, taking into consideration their performance in the prior year, in which they contributed significantly to Upwork’s most profitable year to date, and competitive market data that revealed their previous compensation levels were below market median for comparable roles in peer organizations. The following table sets forth the 2024 base salary for each NEO, with the changes effective as of March 1, 2024 for all employees:

NEO	2023 Base Salary	2024 Base Salary(1)	Percentage Increase
Hayden Brown	$570,000	$595,000	4.4%
Erica Gessert	$550,000	$572,917	4.2%
David T. Bottoms	N/A(2)	$445,088	N/A(2)
(1)The 2024 annual base salaries provided in this table reflect each NEO’s base salary actually earned during 2024. The base salary rate changes effective as March 1, 2024 were as follows: Ms. Brown, $600,000; Ms. Gessert, $577,500; and Mr. Bottoms, $448,305. Mr. Bottoms
received a merit increase in 2024 prior to his appointment as an executive officer in April 2024, and he did not receive an additional increase in connection with this appointment.
(2)Mr. Bottoms’s 2023 base salary information is not included in the table above as he was not an NEO in 2023.

2025 Proxy Statement 55
2024 Short-Term Incentive Compensation
2024 Annual Performance Bonus Plan Structure
Taking into consideration stockholder feedback, our compensation committee adopted a modified short-term incentive program structure for 2024, which we refer to as the 2024 Performance Bonus Plan, intended to align with our business strategy of achieving durable, profitable growth. Key changes for 2024 included the addition of adjusted EBITDA as a company performance metric and the introduction of a modifier enabling incremental funding based on the achievement of ambitious GSV targets. See “—Executive Summary—Stockholder Engagement on Compensation” for more information about how our compensation committee evolved our compensation program in 2024 in response to stockholder feedback.
The following graphic illustrates the calculation for bonus payouts under the 2024 Performance Bonus Plan:
Base
Salary(1)
X
Target
Bonus
%
X
Company Performance
Weighted Average Achievement of
Company Performance Metrics
+/-
Individual
Performance
Adjustment(2)
=
2024
Bonus
Payout
X
GSV
Modifier
Revenue
(50% Weight)
Adjusted
EBITDA
(50% Weight)
(1)For purposes of the 2024 Performance Bonus Plan, “Base Salary” meant the amount of base salary actually earned and paid (on a pre-tax basis) to the participant during 2024, excluding (i) bonuses, commissions, overtime pay, or the value of any equity securities, or any employee benefits or other compensation paid to the participant (for example, 401(k) plan employer match) and (ii) any compensation paid to the participant in respect of inactive employment (for example, a leave of absence).
(2)The individual performance adjustment was not applicable to our CEO.
2024 Target Annual Bonus Opportunities
Following its annual review of the target annual bonus opportunities of our NEOs, the compensation committee determined to maintain Mses. Brown’s and Gessert’s percentage target annual bonus opportunities at the 2023 levels.
The compensation committee recognized that the increase in Mses. Brown’s and Gessert’s base salaries resulted in an increased target bonus opportunity compared to 2023, and the compensation committee determined that the 2024 target annual bonus opportunities were appropriate compared to market data and incentivized retention and motivation in a highly competitive and challenging market for skilled and seasoned executive officers.
The following table sets forth the 2024 target annual bonus opportunities for each NEO:

NEO	2023 Target Bonus (as % of Base Salary)	2024 Target Bonus (as % of Base Salary)	2024 Target Bonus Opportunity(1)
Hayden Brown	100%	100%	$595,000
Erica Gessert	80%	80%	$458,333
David T. Bottoms	N/A(2)	60%	$267,053
(1)Reflects annualized rate of base salary for 2024.
(2)Mr. Bottoms’s 2023 target bonus information is not reflected in the table above as he was not an NEO in 2023.

56 2025 Proxy Statement
2024 Company Performance Metrics
When designing the 2024 Performance Bonus Plan, the compensation committee reviewed an array of potential performance metrics and considered feedback received from stockholders who had indicated their support for adding a profitability metric to our short-term incentive program and differentiating the company performance metrics used in our short- and long-term incentive programs. Following this review, the compensation committee determined that revenue and adjusted EBITDA were the metrics best aligned with both our 2024 business strategy to pursue durable, profitable growth and feedback received from our stockholders. In addition, to incentivize management efforts to grow the size of our work marketplace, the compensation committee introduced into the 2024 Performance Bonus Plan a potential bonus funding modifier for the achievement of strong GSV growth, which we refer to as the GSV modifier.

Metric	Weighting	Definition	Purpose
Revenue	50%	Total revenue, as reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024	The compensation committee believes that revenue is a key financial metric for Upwork’s performance and a driver of stockholder value
Adjusted EBITDA	50%	Adjusted EBITDA, as described in “Appendix A: Reconciliation of Non- GAAP Financial Measures”
The compensation committee believes that adjusted
EBITDA is a key financial metric for Upwork’s
performance as it measures profitability, reflects
management’s cost discipline, and drives stockholder
value

GSV	N/A	Gross services volume, as reported in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024	The compensation committee believes that GSV is an important financial metric for Upwork’s performance because it represents the amount of business transacted through our work marketplace
Determination of Weighted Average Achievement
The compensation committee determined that the achievement of each of the revenue and adjusted EBITDA metrics would be determined as a percentage achievement of the target set for each metric for 2024, calculated by linear interpolation between the performance levels set forth in the following table:

Metric	Threshold (0% Achievement Percentage)	Target (100% Achievement Percentage)	Maximum (200% Achievement Percentage)	Actual Achieved	Actual Achievement Percentage
Revenue	$741,200,000	$791,200,000	$841,200,000	$769,325,000	56%
Adjusted EBITDA	$106,500,000	$136,500,000	$166,500,000	$167,593,000	200%
		Actual Weighted Average Achievement Percentage			128%
If neither metric achieved the threshold performance level during 2024, then none of our NEOs would receive any bonus, regardless of individual performance. In addition, the achievement percentage for each metric was capped at 200% in the event of outsized performance. Overall company performance for purposes of the bonus payout calculation set forth above was to be determined by calculating a weighted average of the revenue and adjusted EBITDA achievement percentages, with each metric weighted 50%.
The compensation committee believes the 2024 targets were rigorous but achievable with diligent efforts within external market conditions, and the target level of performance for revenue and adjusted EBITDA was 15% and 87% higher, respectively, than the actual performance achieved in 2023.

2025 Proxy Statement 57
Determination of GSV Modifier Achievement
The compensation committee determined that the achievement of the GSV modifier would be calculated by linear interpolation between the performance levels set forth in the following table:

Metric	Threshold (105% Multiplier)	Midpoint (110% Multiplier)	Maximum (120% Multiplier)	Actual Achieved	Actual Modifier
GSV	$4,308,000,000	$4,349,400,000	$4,390,800,000	$4,008,107,000	No impact
If the threshold performance level was not met during 2024, the GSV modifier would have no impact on our NEOs’ bonus calculation. In addition, the GSV modifier was capped at 120% in the event of outsized performance.
The compensation committee believes that the GSV modifier thresholds were rigorous, requiring a minimum of 4% year-
over-year growth compared to GSV actually achieved in 2023 to positively impact bonus payouts, and that incentivizing
GSV growth was aligned with stockholder interests.
The threshold performance for the GSV modifier was not achieved during 2024, and as a result, the GSV modifier did not have any impact on any NEO’s actual bonus.
Individual Performance Adjustment
For purposes of the 2024 Performance Bonus Plan, the compensation committee determined to include an individual performance adjustment to hold our employees, including our non-CEO NEOs, accountable for personal performance and reward excellence. This component was designed to be budget-neutral such that the aggregate bonus payments to all employees based on company performance is not increased or decreased due to the impact of individual performance adjustments.
For 2024, this component provided that, other than our CEO, each NEO’s bonus payout could be increased or decreased by up to 20% based on such NEO’s individual performance in 2024.
In determining the amount of these adjustments, Ms. Brown conducted a thorough review of each of our non-CEO NEO’s performance during the year against our primary business objectives for 2024. The following table sets forth the 2024 individual performance adjustment and key accomplishments for our non-CEO NEOs:

Non-CEO NEO	Key Accomplishments	2024 Individual Performance Adjustment
Erica Gessert
•Instrumental in Upwork’s record performance and continued expansion of profitability in 2024 in the face of a challenging macroeconomic environment
•Managed our capital allocation strategy, including deploying the strong cash generation of our business to return value to stockholders by repurchasing
$100 million of our outstanding shares
•Offered critical leadership that resulted in the acquisition of Objective AI, Inc. to further enhance our platform and offerings and strengthen our AI and machine learning teams
•Oversaw the delivery of proactive and strategic investor relations and stockholder engagement programs
+3.6%
David T. Bottoms
•Instrumental in Upwork’s 13% year-over-year Marketplace revenue growth despite a challenging macroeconomic environment
•Oversaw the launch of Uma, Upwork’s Mindful AI, and other key initiatives to advance our vision for the AI-powered future of work
•Led pricing improvements and continued growth in our ads and monetization business, which drove Marketplace take rate to increase to 18.0% in 2024 compared to 15.4% in 2023
•Expanded his oversight over additional functional areas to strengthen the way we bring products and experiences to our customers and drive greater business growth and impact
+9.6%

58 2025 Proxy Statement
2024 Annual Bonus Payments
In February 2025, the compensation committee determined the achievement of the metrics included in the 2024
Performance Bonus Plan and approved the payment to our NEOs of the bonuses set forth in the following table:

NEO	Base Salary	Target Bonus Opportunity (as % of Base Salary)	Weighted Average Company Performance	GSV Modifier	Individual Performance Adjustment	Actual Bonus Award	Actual Bonus Award (as % of Base Salary)
Hayden Brown	$595,000	100%	128%	—%	N/A	$761,600	128%
Erica Gessert	$572,917	80%	128%	—%	+3.6%	$607,787	106%
David T. Bottoms	$445,088	60%	128%	—%	+9.6%	$374,643	84%
As described in the table above, the actual bonuses received by each NEO with respect to 2024 exceeded the target amount. The compensation committee believes this result is reasonable and aligns with the interests of our stockholders as the higher payment reflects Upwork’s strong adjusted EBITDA performance exceeding rigorous performance targets despite a challenging macroeconomic environment.
2024 Long-Term Incentive Compensation
For 2024, the compensation committee elected to grant long-term incentive compensation in the form of time-based RSU awards and performance-based PSU awards. The compensation committee grants RSU awards because they enable us to incentivize and retain our NEOs using fewer shares of our common stock than would be necessary if we used stock options. The compensation committee grants PSU awards because they must be earned through the satisfaction of pre-
established company performance targets, thereby compensating our executives for achieving our most important business objectives and further aligning the economic interests of our executives with those of our stockholders.
For 2024, the compensation committee elected to grant each of our non-CEO NEOs target total long-term incentive compensation comprising 50% RSUs and 50% PSUs in order to achieve a proper balance of retentive value and alignment with long-term stockholder interest. For Ms. Brown, the compensation committee elected to grant 40% of her target total long-term incentive compensation in the form of RSUs and the remaining 60% in the form of PSUs to further align her incentives with the interests of our stockholders and our long-term business results.
The following table sets forth the equity awards granted to our NEOs in 2024:

		RSUs		PSUs
NEO	Target Total Equity Grant Value	Grant Value	Shares(1)	Target Grant Value	Target Shares(1)	Maximum Shares(2)	PSU Allocation (as % of Target Total Equity)
Hayden Brown	$9,200,000	$3,680,000	283,731	$5,520,000	425,597	851,195	60%
Erica Gessert	$3,500,000	$1,750,000	134,926	$1,750,000	134,926	269,853	50%
David T. Bottoms	$2,500,000	$1,250,000	96,376	$1,250,000	96,376	192,752	50%
(1)The target number of shares of our common stock subject to each 2024 RSU and PSU award was determined by dividing (i) the target dollar value of each award by (ii) the average of the closing sale prices of our common stock for the 30-calendar day period ending on the last trading day immediately preceding the grant date, rounding down to the nearest whole share.
(2)This column reflects the maximum number of shares of our common stock eligible to be earned under the 2024 PSU awards assuming 200%
achievement in each performance period, as described below in “—2024 PSU Awards.”
2024 RSU Awards
In February 2024, the compensation committee approved the 2024 RSU awards for our NEOs. These RSU awards vest over a four-year period, with 1/16th of the total number of shares subject to the RSUs vesting on each quarterly anniversary after March 18, 2024, subject to the NEO’s continued service with us on each applicable vesting date. The
RSU awards are subject to acceleration as described in “—Executive Compensation Tables—Potential Payments upon
Termination or Change in Control” below.

2025 Proxy Statement 59
2024 PSU Awards
In February 2024, the compensation committee approved the 2024 PSU awards for our NEOs. When designing the 2024
PSU awards, the compensation committee considered a variety of potential program structures and performance metrics with the support of its compensation consultant. This review included consideration of feedback received from stockholders who had indicated their support for introducing multi-year performance goals and a profitability metric into our PSU program, as well as differentiating the company performance metrics included in our short- and long-term incentive programs.
Following this review, the compensation committee selected year-over-year revenue growth percentage and adjusted
EBITDA margin as the performance measures for the 2024 PSU awards.

Metric	Weighting	Definition	Purpose
Revenue growth percentage	Summed to calculate Combined Financial Target Percentage	Year-over-year revenue growth, based on total revenue as reported in our Annual Report on Form 10-K for the applicable fiscal year
The compensation committee believes that revenue
growth percentage and adjusted EBITDA margin are
important factors in long-term stockholder value
creation, as taken together they hold our NEOs
accountable for driving sustainable growth, balancing
increases in revenues with associated increases in
costs

Adjusted EBITDA margin		Adjusted EBITDA margin, as described in “Appendix A: Reconciliation of Non- GAAP Financial Measures”
The compensation committee determined that the number of PSUs that could be earned under each 2024 PSU award, which we refer to as the Earned PSUs, were to be earned on the basis of the achievement of combined revenue growth and adjusted EBITDA margin targets, which are summed together with such sum referred to as the Combined Financial
Target Percentage, set by the compensation committee in February 2024 for each of 2025 and 2026, with up to 50% of the maximum number of 2024 PSUs eligible to be earned based on the Combined Financial Target Percentage during
2025 and the remaining up to 50% of the maximum number of 2024 PSUs eligible to be earned based on the Combined
Financial Target Percentage during 2026. We do not disclose the specific performance goals for the 2024 PSU awards for competitive reasons, and the year 2024 is not a measurement period for the 2024 PSU awards, reflecting our continued
transition in PSU program design.

Year	Metric			Threshold	Target	Maximum	PSUs Subject to Vesting
2025	Combined Financial Target Percentage			0% achievement	100% achievement	200% achievement	Up to 50% of maximum
Equal to the sum of:
	Revenue growth percentage	+	Adjusted EBITDA margin
2026	Combined Financial Target Percentage			0% achievement	100% achievement	200% achievement	Up to 50% of maximum
Equal to the sum of:
	Revenue growth percentage	+	Adjusted EBITDA margin

2024 PSU Award Timeline

2024	2025 (Performance period 1)	2026 (Performance period 2)

Grant	Up to 50% of maximum PSUs vest	Up to 50% of maximum PSUs vest
	based on 2025 performance	based on 2026 performance

If the threshold Combined Financial Target Percentage is not met during the applicable fiscal year, then no portion of the
2024 PSUs would be earned with respect to that fiscal year, regardless of individual performance. In addition, the achievement percentage for each applicable fiscal year was capped at 200% in the event of outsized performance.

60 2025 Proxy Statement
The compensation committee believes the selected targets are challenging and that these awards reflect stockholder feedback and create a strong incentive for management to deliver consistent growth at a profitable level that aligns with our strategic focus and supports long-term stockholder value creation.
As soon as reasonably practicable following the completion of each of 2025 and 2026, the compensation committee will determine and certify in writing the achievement percentage attained during the applicable fiscal year and the number of
Earned PSUs, which we refer to as the Certification Date. Such Earned PSUs will be fully vested on the Certification Date, provided that the NEO remains in service to Upwork on the Certification Date.
The first Certification Date with respect to the 2024 PSU awards will take place in early 2026. As a result, no portion of the
2024 PSU awards has been earned or vested at this time.
The 2024 PSU awards are also subject to specified treatment in the event of a change in control, as described in
“Potential Payments upon Termination or Change in Control” below.
2021 CEO Performance Award Outcomes
In January 2021, the compensation committee granted our CEO an option to purchase up to 1,500,000 shares of our common stock at a per share exercise price of $38.80, which we refer to as the CEO Performance Award. Vesting of the
CEO Performance Award is subject to both (i) the achievement of certain pre-established per share stock price targets and (ii) a four-year service-based vesting requirement. For a detailed analysis of the reasons for and terms and conditions of the CEO Performance Award, see the section entitled “Compensation Discussion and Analysis—Long-Term Incentive
Compensation—Chief Executive Officer Performance Award” in our definitive proxy statement filed with the SEC on April
19, 2022.
The performance-based vesting requirement of the CEO Performance Award requires the achievement of highly rigorous stock price thresholds based on a 90-day volume-based weighted average price, starting at $60 per share. As set forth in the table below, none of these stock price thresholds had been met and no portion of the CEO Performance Award had been earned or vested as of December 31, 2024. The last 90-day measurement period ends on April 18, 2026.

CEO Performance Award Activity	Number of Shares
Unvested at December 31, 2024	1,500,000
Granted	—
Vested (or Earned)	—
Unvested at December 31, 2023	1,500,000
Granted	—
Vested (or Earned)	—
Unvested at December 31, 2022	1,500,000
Granted	—
Vested (or Earned)	—
Unvested at December 31, 2021	1,500,000
Granted	—
Vested (or Earned)	—
Granted at January 18, 2021	1,500,000

2025 Proxy Statement 61
Other Compensation Elements
Health and Welfare Benefits
Our NEOs are eligible to participate in the same employee benefit plans, and generally on the same terms and conditions, as all other U.S. full-time employees. These benefits include medical, dental, and vision insurance, business travel insurance, an employee assistance program, mental health benefits, health and dependent care flexible spending accounts, basic life insurance, accidental death and dismemberment insurance, short- and long-term disability insurance, commuter benefits, and reimbursement for mobile phone coverage.
We also sponsor a Section 401(k) retirement plan, which we refer to as the 401(k) Plan, that provides eligible employees, including our NEOs, with an opportunity to save for retirement on a tax-advantaged basis. U.S. employees who have attained at least 18 years of age are generally eligible to participate in the 401(k) Plan as of the first day of the calendar month. Participants may make pre-tax or post-tax contributions to the 401(k) Plan, subject to the statutorily prescribed annual limits on contributions under the Internal Revenue Code, which we refer to as the Code. Currently, we match 50%
of a participant’s contributions to the 401(k) Plan in cash, subject to an annual maximum limit of $5,000 per employee. An employee’s interest in our match of a participant’s contributions is 100% vested after one year of service. An employee’s interest in his or her pre-tax or post-tax deferrals is 100% vested when contributed.
We design and adjust our employee benefits programs to be affordable and competitive in relation to the market as well as compliant with applicable laws and practices.
Perquisites and Other Personal Benefits
We do not view perquisites or other personal benefits as a significant component of our executive compensation program.
Accordingly, we do not provide significant perquisites or other personal benefits to our NEOs except as generally made available to our employees or in situations where we believe it is appropriate to assist an individual in the performance of his or her duties, to make him or her more efficient and effective, and for recruitment and retention purposes. During 2024, none of our NEOs received perquisites or other personal benefits that were, in the aggregate, equal to $10,000 or more for any individual, except our CEO for whom we provide a personal cybersecurity program for which we incurred costs of
$15,207 in 2024, which includes a $7,707 gross up for taxes payable as a result of the services.
The personal cybersecurity program for our CEO provides cybersecurity awareness training and personal cybersecurity services. This security program is not limited to providing security services at business facilities and includes providing cybersecurity services at her residence and for personal devices. We do not consider any of these security services to be a personal benefit, but rather, reasonable and necessary expenses that directly result from her role as our CEO, and we believe these cybersecurity costs are reasonable and for our and our stockholders’ benefit.
Employment Arrangements
We entered into written employment offer letters with each of our NEOs when they joined us, and these offer letters have been amended and restated from time to time to reflect promotions for Ms. Brown and Mr. Bottoms. We refer to these offer letters, as they may have been amended and restated, as the Offer Letters. We believe that these arrangements were necessary to secure the continued service of these individuals in a highly competitive job market.
Each of these Offer Letters provides for “at will” employment (meaning that either we or the NEO may terminate the employment relationship at any time with or without cause and with or without notice) and generally sets forth the NEO’s then-current annual base salary, an indication of eligibility for participation in our annual performance bonus plan, and eligibility to participate in our employee benefit plans, including our health insurance plan and disability insurance plan, as established from time to time.
These Offer Letters also provide that each NEO will be eligible to enter into a change in control and severance agreement, which we refer to as a Severance Agreement, based on his or her position within our company. These agreements specify the severance payments and benefits that he or she will be eligible to receive in connection with certain terminations of employment from our company. These post-employment compensation arrangements are discussed in “—Post-
Employment Compensation” and “—Executive Compensation Tables—Potential Payments upon Termination or Change in Control” below.
In addition, each of our NEOs executed our standard confidential information and invention assignment agreement and employee dispute resolution agreement upon the commencement of their employment.

62 2025 Proxy Statement
Post-Employment Compensation
We have entered into a Severance Agreement with each of our NEOs, which provides for certain protections in the event of certain involuntary terminations of employment, including a termination of employment in connection with a change in control of our company, in exchange for a general release of claims and compliance with a non-disparagement covenant for a period of 24 months following separation from us (to the extent permitted by applicable law). Each Severance
Agreement is in effect for three years, with automatic renewals for new three-year periods unless notice is given by us to the NEO three months prior to the date on which the agreement would otherwise renew.
We believe these Severance Agreements provide reasonable compensation in the form of severance pay and certain limited benefits to the NEO if his or her employment with us is terminated under certain circumstances to facilitate his or her transition to new employment. Further, we seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring a departing NEO to sign a separation and release agreement in a form prescribed by us providing for a general release of all claims as a condition to receiving post-employment compensation payments or benefits. We believe that these agreements help maintain our NEOs’ continued focus on their assigned duties to maximize stockholder value if there is a potential change in control transaction and mitigate the risk of subsequent disputes or litigation. The terms and conditions of these agreements were approved by our board of directors after an analysis of competitive market data in consultation with the compensation committee’s compensation consultant and are periodically reassessed to confirm that they remain appropriate as compared against competitive market practices.
Under the Severance Agreements, all payments and benefits in the event of a change in control of our company are payable only if there is a connected loss of employment by an NEO (a so-called “double-trigger” arrangement). We use this double-trigger arrangement to protect against the loss of retention value following a change in control and to avoid windfalls, both of which could occur if vesting of either equity or cash-based awards accelerated automatically as a result of the transaction alone.
In the event of a change in control of our company, to the extent Section 280G or 4999 of the Code is applicable to an
NEO, such individual is entitled to receive either:
•a payment of the full amounts specified in his or her agreement to which he or she is entitled; or
•a payment of such amount that is $1.00 less than the amount that would otherwise trigger the excise tax imposed by Section 4999, depending on which results in the NEO receiving a higher amount after taking into account all federal, state, local, and foreign income, employment, and other taxes and the excise tax imposed by Section
4999.
We are not obligated to provide excise tax payments, which we refer to as gross ups, to any of our executive officers, including our NEOs.
We believe that having in place reasonable and competitive post-employment compensation arrangements, including in the event of a qualifying termination in connection with or within specified periods before or after a change in control of our company, are essential to attracting and retaining highly qualified executive officers. The compensation committee does not consider the specific amounts payable under the post-employment compensation arrangements when determining our
NEOs’ compensation. We do believe, however, that these arrangements are necessary to offer competitive compensation packages.
An award agreement for equity awards that vest upon satisfaction of performance criteria may provide for acceleration upon a change in control (for a description of the treatment of our 2024 PSUs upon a change in control, see “Potential
Payments upon Termination or Change in Control” below). The benefits under the Severance Agreements supersede all other cash severance and vesting acceleration arrangements (excluding equity awards that vest, in whole or in part, upon satisfaction of performance criteria, which will be governed by the terms of the applicable performance-based equity awards).
For detailed descriptions of the post-employment compensation arrangements with our NEOs, as well as an estimate of the potential payments and benefits payable thereunder, see “Potential Payments upon Termination or Change in Control”
below.
Confidentiality, Non-Competition, and Non-Solicitation Agreements
Our NEOs have each entered into agreements containing confidentiality, non-competition, and non-solicitation covenants.
Under these agreements, our NEOs have agreed to refrain from (i) disclosing our proprietary information in perpetuity, (ii)
competing with us or soliciting our clients or customers during the period of their employment, and (iii) soliciting our

2025 Proxy Statement 63
employees or consultants for a period of 12 months following the termination of their employment (to the extent permitted by applicable law).
Other Compensation Policies and Considerations
Stock Ownership Guidelines
We have adopted Stock Ownership Guidelines designed to encourage our executive officers and members of our board of directors to achieve and maintain a meaningful ownership stake in our company, thereby aligning their interests with those of our stockholders and promoting a long-term perspective in their management of our company.
Our executive officers and the members of our board of directors are expected to accumulate shares of our common stock toward target ownership levels that are based on a multiple of their respective base salary or annual retainer, as the case may be. Shares underlying unexercised or unvested equity awards are not considered owned for purposes of the Stock
Ownership Guidelines.
Currently, the market value of the qualifying shares that each executive officer or member of our board of directors is required to own is as follows:

Individual Subject to Guidelines	Minimum Ownership Level
Chief Executive Officer	5x annual base salary
Other executive officers	1x annual base salary
Non-employee directors	3x annual cash retainer for service as member of our board of directors(1)
(1)Excludes any additional cash retainer paid as a result of service as our chairperson, lead independent director, committee chair, or committee member.
The minimum level of ownership is expected to be achieved within five years of the date the applicable individual becomes covered by the Stock Ownership Guidelines, and each such individual is expected to continuously hold a sufficient number of shares of our common stock to satisfy the ownership level thereafter for the duration the individual is covered by the Stock Ownership Guidelines. Compliance is evaluated by the compensation committee annually, as of fiscal year-end.
If, following the compliance deadline, an individual covered by the Stock Ownership Guidelines has not satisfied the applicable ownership level called for by the Stock Ownership Guidelines, then he or she must retain ownership of shares based on a retention ratio that is equal to 50% of the “net profit shares” as follows: each time he or she exercises a stock option, vests in a restricted stock award, or has an RSU or PSU award settled for shares of our common stock, he or she is expected to retain (i) 50% of the shares remaining after payment of the option exercise price and taxes owed upon exercise; (ii) 50% of the newly vested shares of restricted stock after the payment of applicable taxes; and (iii) 50% of the shares received on settlement of the RSU or PSU award after the payment of applicable taxes, in each case until the ownership level required by the Stock Ownership Guidelines is met.
As of December 31, 2024, each of our NEOs and non-employee members of our board of directors was either in compliance with the applicable ownership levels required by the Stock Ownership Guidelines or had not been covered by the Stock Ownership Guidelines for five years.
Limitations on Liability and Indemnification Matters
Our restated certificate of incorporation contains provisions that limit the liability of our directors and officers for monetary damages to the fullest extent permitted by the DGCL. Consequently, our directors and officers are not personally liable to us or our stockholders for monetary damages for any breach of fiduciary duties as directors or officers, except liability for:
•any breach of the director’s or officer’s duty of loyalty to us or our stockholders;
•any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;
•with respect to our directors, unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL;
•any transaction from which the director or officer derived an improper personal benefit; or

64 2025 Proxy Statement
•with respect to officers, in any action by or in the right of our company.
Our current restated certificate of incorporation and our amended and restated bylaws require us to indemnify our directors and officers to the maximum extent not prohibited by the DGCL and allow us to indemnify other employees and agents as set forth in the DGCL. Subject to certain limitations, our amended and restated bylaws also require us to advance expenses incurred by our directors and officers for the defense of any action for which indemnification is required or permitted, subject to very limited exceptions.
We have entered, and intend to continue to enter, into separate indemnification agreements with our directors, officers, and key employees. These agreements, among other things, require us to indemnify our directors, officers, and key employees for certain expenses, including attorneys’ fees, judgments, fines, and settlement amounts actually and reasonably incurred by these individuals in any action or proceeding arising out of their service to us or any of our subsidiaries or any other company or enterprise to which these individuals provide services at our request. Subject to certain limitations, our indemnification agreements also require us to advance expenses incurred by our directors, officers, and key employees for the defense of any action for which indemnification is required or permitted.
We believe that these provisions of our restated certificate of incorporation, amended and restated bylaws, and indemnification agreements are necessary to attract and retain qualified directors, officers, and key employees. We also maintain directors’ and officers’ liability insurance.
The limitation of liability and indemnification provisions in our restated certificate of incorporation and amended and restated bylaws or in these indemnification agreements may discourage stockholders from bringing a lawsuit against our directors and officers for breaches of their fiduciary duty. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.
Clawback Policy
We maintain a robust compensation recovery policy, which we refer to as our Clawback Policy, covering (i) our executive officers and all employees who are officers for purposes of Section 16 of the Exchange Act, including current and former executive officers and Section 16 officers, each of whom we refer to as a Covered Executive, and (ii) each of our employees that has been granted one or more PSU awards, each of whom we refer to as a Covered PSU Recipient.
Mandatory Clawback
In accordance with SEC and Nasdaq rules, if it is determined that we are required to prepare an accounting restatement due to our material noncompliance with any financial reporting requirement under the securities laws (including any required accounting restatement to correct an error in previously issued financial statements that is not material to the previously issued financial statements but that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period), our Clawback Policy provides that our compensation committee must require that each Covered Executive reimburse or forfeit to us the amount of incentive-based compensation received during the three most recently completed fiscal years, which we refer to as a Clawback Period, that exceeds the amount of incentive-based compensation such Covered Executive would have received had the original grant or payment of incentive-based compensation been determined based on the restated financial results. Incentive-based compensation includes any compensation that is granted, earned, or vested based wholly or in part on the attainment of any financial reporting measure.
Discretionary Clawback
In addition to the mandatory clawback required by SEC and Nasdaq rules, our Clawback Policy provides our compensation committee the authority to recoup additional compensation from Covered Executives in certain circumstances, as well as compensation from Covered PSU Recipients. If our compensation committee determines that a
Covered Executive or Covered PSU Recipient engaged in fraud or intentional misconduct that materially contributed to the requirement to prepare an accounting restatement, the compensation committee may require such Covered Executive or
Covered PSU Recipient to reimburse or forfeit to us up to 100% of any incentive-based compensation and up to 100% of any other grant or award under our 2018 Plan received during the applicable Clawback Period. The compensation committee may exercise this discretionary authority even if a Covered Executive’s or Covered PSU Recipient’s fraud or intentional misconduct did not result in an award or payment greater than that which would have been awarded absent the violation.

2025 Proxy Statement 65
Our prior compensation recoupment policy applies with respect to incentive-based compensation received prior to
October 2, 2023, the effective date of the Nasdaq listing rules applicable to compensation recoupment. For a description of this policy, see “Executive Compensation—Other Compensation Policies—Clawback Policy” in our 2023 proxy statement filed with the SEC on April 28, 2023.
Policies and Practices Related to the Timing of Equity Grants
We do not time equity grants to take advantage of a depressed stock price or an anticipated increase in stock price and generally make awards on predetermined dates to ensure that awards cannot be timed to take advantage of material non-
public information. While we generally do not grant option awards and did not grant any option awards to our NEOs in
2024, our annual stock awards to our NEOs and other employees are currently made in March, after the release of the prior year’s results, and Annual Awards to our non-employee directors are granted on the date of our annual meeting of stockholders. New hire stock awards to employees, including executive officers, are generally granted on the 18th of the month coincident with or immediately following their start date, and Initial Awards to non-employee directors are granted on the date of the non-employee director’s initial appointment or election to our board of directors. In addition, the number of shares subject to stock awards granted to our employees and non-employee directors is currently determined by dividing the award value by the average daily closing price of our common stock for the 30-calendar day period ending on the trading day immediately prior to the grant date (rounding down to the nearest whole share).
Hedging, Derivative Securities Transactions, Short Selling, and Pledging
Our Insider Trading Policy provides that covered persons, including the members of our board of directors, our executive officers, and other employees and independent contractors who have been identified as having regular access to material non-public information about us in the ordinary course of their duties, may not:
•engage in hedging or monetization transactions involving Upwork securities, such as zero-cost collars and forward sale contracts, or contribute Upwork securities to exchange funds that could be interpreted as having the effect of hedging in Upwork securities;
•engage in transactions involving options or other derivative securities on Upwork securities, such as puts and calls, whether on an exchange or in any other market;
•engage in short sales of Upwork securities, including short sales “against the box”; or
•use or pledge Upwork securities as collateral in a margin account or as collateral for a loan unless the pledge has been approved by the designated compliance administrator under the Insider Trading Policy, which approval may be granted only where the covered person has clearly demonstrated the financial capacity to repay the loan without resorting to the pledged securities.
Rule 10b5-1 Plans
Certain of our executive officers and non-employee directors have in the past adopted written plans that comply with the requirements of Rule 10b5-1 under the Exchange Act, known as Rule 10b5-1 plans, in which they have contracted with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the executive officer or non-employee director when entering into the plan, without further direction from them. The executive officer or non-employee director may amend or terminate the plan in specified circumstances. In 2023, we revised our Insider Trading Policy to ensure that Rule 10b5-1 plans entered into by our executive officers, non-employee directors, and other employees comply with the amendments to Rule 10b5-1 adopted by the SEC in December 2022.
Tax and Accounting Considerations
The compensation committee takes the applicable tax and accounting requirements into consideration in designing and overseeing our executive compensation program.
Deductibility of Executive Compensation
Section 162(m) of the Code disallows public companies a tax deduction for federal income tax purposes for remuneration in excess of $1 million paid to certain current and former executive officers who are “covered employees.” The Tax Cuts and Jobs Act of 2017 repealed exceptions to the deductibility limit that were previously available for “performance-based compensation,” including equity awards, effective for taxable years after December 31, 2017, subject to certain grandfathering rules.

66 2025 Proxy Statement
While the compensation committee considers the deductibility of awards as one factor in determining executive compensation, the compensation committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes. Further, no assurances can be given that any compensation paid by us will be deductible under Section 162(m) even if so intended.
Accounting for Stock-Based Compensation
The compensation committee considers accounting implications when designing compensation plans and arrangements for our executive officers and other employees. Chief among these is ASC 718, the standard that governs the accounting treatment of certain stock-based compensation. Among other things, ASC 718 requires us to record a compensation expense in our income statement for all equity awards granted to our executive officers and other employees. This compensation expense is based on the grant date “fair value” of the equity award and, in most cases, will be recognized ratably over the award’s requisite service period (which, generally, will correspond to the award’s vesting schedule). This compensation expense is also reported in the compensation tables below, even though recipients may never realize any value from their equity awards.
Compensation Risk Considerations
The compensation committee, with the assistance of its compensation consultant, periodically reviews our various compensation programs and related policies and practices and believes that the mix and design of the elements of such programs do not encourage our employees, including our executive officers, to take inappropriate or excessive risks and accordingly are not reasonably likely to have a material adverse effect on us. In particular, in conducting our review, we consider compensation program attributes that help to mitigate risk, including:
•the mix of cash and equity compensation;
•the balance of short-term and long-term performance focus;
•the oversight of our independent compensation committee;
•our Insider Trading Policy, which prohibits the hedging of the economic interest in our securities; and
•our short- and long-term incentive programs being subject to the achievement of financial performance metrics and offering upside leverage that is within reasonable market norms and providing for capped payouts.

2025 Proxy Statement 67
Report of the Compensation Committee
This report of the compensation committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy
Statement into any filing under the Securities Act of 1933, as amended, which we refer to as the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
Our compensation committee has reviewed and discussed the Compensation Discussion and Analysis required by Item
402(b) of Regulation S-K with management, and based on such review and discussions, the compensation committee recommended to our board of directors that the Compensation Discussion and Analysis be included in this Proxy
Statement.
Submitted by the Compensation Committee
Gary Steele, Chair
Gregory C. Gretsch
Anilu Vazquez-Ubarri

68 2025 Proxy Statement
Executive Compensation Tables
2024 Summary Compensation Table
The following table provides information concerning compensation awarded to, earned by, or paid to each of our NEOs for all services rendered in all capacities during the fiscal year ended December 31, 2024 and, to the extent required under
SEC rules, the fiscal years ended December 31, 2023 and 2022:

Name and Principal Position	Year	Salary ($)(1)	Stock Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)
Hayden Brown President and Chief Executive Officer	2024	595,000	8,554,496	761,600	20,813(4)	9,931,909
	2023	570,000	8,594,663	307,800	35,678(5)	9,508,141
	2022	550,000	7,455,075	462,000	7,652(6)	8,474,727
Erica Gessert Chief Financial Officer	2024	572,917	3,254,415	607,787	5,606(7)	4,440,725
	2023	375,833(8)	4,950,000	183,467(8)	5,619(9)	5,514,919
David T. Bottoms GM, Marketplace	2024	445,088	2,324,589	374,643	5,606(7)	3,149,926
(1)Base salary changes for 2024 were effective March 1, 2024. The amounts reported represent the base salaries actually earned during 2024.
(2)The amounts reported represent the grant date fair value calculated in accordance with ASC 718. See Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating these amounts. For PSUs, the amount reported in the table is based on the probable outcome of the applicable performance condition at the time of grant (100% of performance target). Each NEO was granted RSU and PSU awards in 2024 as described in “—Compensation Discussion and Analysis—2024 Compensation Targets and Outcomes—2024 Long-Term Incentive Compensation.” For
PSUs granted in 2024, the maximum performance shares payable and corresponding maximum aggregate value based on the grant date fair value of such awards are (i) 851,195 shares and $10,265,412 for Ms. Brown; (ii) 269,853 shares and $3,254,427 for Ms. Gessert; and (iii)
192,752 shares and $2,324,589 for Mr. Bottoms.
(3)The amounts reported represent incentive bonuses actually earned pursuant to our annual performance bonus plan for the applicable year and for 2024 and 2023 include the impact of any individual performance adjustment for each of our non-CEO NEOs. Payments for 2024 are described in greater detail in “—Compensation Discussion and Analysis—2024 Compensation Targets and Outcomes—2024 Short-Term
Incentive Compensation.”
(4)The amount reported represents (i) our matching contribution of $5,000 under our 401(k) Plan, (ii) $606 paid to our disability insurance plan, and (iii) $15,207 for personal cybersecurity services (which includes a $7,707 gross up for taxes payable as a result of the cybersecurity services).
(5)The amount reported represents (i) our matching contribution of $5,000 under our 401(k) Plan, (ii) $928 paid to our disability insurance plan, and (iii) $29,750 for personal cybersecurity services (which includes a $14,750 gross up for taxes payable as a result of the cybersecurity services).
(6)The amount reported represents (i) our matching contribution of $5,000 under our 401(k) Plan and (ii) $2,652 paid to our disability insurance plan.
(7)The amount reported represents (i) our matching contribution of $5,000 under our 401(k) Plan and (ii) $606 paid to our disability insurance plan.
(8)The amounts reported represent pro-rated amounts due to Ms. Gessert’s employment start date in April 2023.
(9)The amount reported represents (i) our matching contribution of $5,000 under our 401(k) Plan and (ii) $619 paid to our disability insurance plan.

2025 Proxy Statement 69
2024 Grants of Plan-Based Awards Table
The following table provides information concerning each grant of an award made in 2024 for each of our NEOs under any plan. This information supplements the information about these awards set forth in the 2024 Summary Compensation
Table.

				Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)(3)
Name	Award Type	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Hayden Brown	Cash	—	—	5,950	595,000	1,428,000	—	—	—	—	—
	RSU	03/18/2024	02/06/2024	—	—	—	—	—	—	283,731	3,421,796
	PSU	03/18/2024	02/20/2024	—	—	—	2,127	425,597	851,195	—	5,132,700
Erica Gessert	Cash	—	—	3,667	458,333	1,320,000	—	—	—	—	—
	RSU	03/18/2024	02/06/2024	—	—	—	—	—	—	134,926	1,627,208
	PSU	03/18/2024	02/20/2024	—	—	—	674	134,926	269,853	—	1,627,208
David T. Bottoms	Cash	—	—	2,136	267,053	769,111	—	—	—	—	—
	RSU	03/18/2024	02/06/2024	—	—	—	—	—	—	96,376	1,162,295
	PSU	03/18/2024	02/20/2024	—	—	—	481	96,376	192,752	—	1,162,295
(1)These columns show a range of possible payouts under our 2024 Performance Bonus Plan, as described in “—Compensation Discussion and
Analysis—2024 Compensation Targets and Outcomes—2024 Short-Term Incentive Compensation.” These amounts do not correspond to the actual amounts that were received by our NEOs. The amount shown in the “Threshold” column represents the amount payable if the minimum level of company performance was achieved for a positive payout to occur under our 2024 Performance Bonus Plan and the NEO (other than our CEO) earned the maximum negative individual performance adjustment (-20%). The amount shown in the “Target” column represents the amount payable if the “target” level of company performance (100% of performance target) was achieved for our 2024 Performance Bonus
Plan, without taking into account any impact from the GSV modifier or individual performance adjustment. The amount shown in the
“Maximum” column represents the amount payable if the maximum level of company performance (200% of company performance target) was achieved for our 2024 Performance Bonus Plan, the maximum GSV multiplier was achieved, and the NEO (other than our CEO) earned the maximum positive individual performance adjustment (+20%). The actual amounts received by our NEOs were as follows: Ms. Brown,
$761,600; Ms. Gessert, $607,787; and Mr. Bottoms, $374,643.
(2)These columns show a range of outcomes possible under the PSU awards granted in 2024. The amount shown in the “Threshold” column represents the number of PSUs that would become Earned PSUs if the minimum level of performance was achieved for any PSUs to become
Earned PSUs. The amount shown in the “Target” column represents the number of PSUs that would become Earned PSUs if the “target” level of performance (100% of performance target) was achieved for each measurement period for the 2024 PSU awards. The amount shown in the
“Maximum” column represents the number of PSUs that would become Earned PSUs if the maximum level of performance (200% of performance target) was achieved for each measurement period for the 2024 PSU awards. Further information about these awards is provided in the section titled “—Compensation Discussion and Analysis—2024 Compensation Targets and Outcomes—2024 Long-Term Incentive
Compensation.”
(3)The amounts reported represent the grant date fair value calculated in accordance with ASC 718. See Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024 for a discussion of the relevant assumptions used in calculating these amounts. For PSUs, the amount reported is based on the probable outcome of the applicable performance conditions, which reflects the target level of performance at the time of grant (100% of performance target). Each NEO was granted RSU and
PSU awards in 2024 as described in “—Compensation Discussion and Analysis—2024 Compensation Targets and Outcomes—2024 Long-
Term Incentive Compensation.” The vesting of these stock awards is detailed in the “Outstanding Equity Awards at 2024 Fiscal Year-End”
table below.

70 2025 Proxy Statement
Outstanding Equity Awards at 2024 Fiscal Year-End Table
The following table presents, for each of the NEOs, information regarding outstanding stock options, RSUs, and PSUs held as of December 31, 2024.

	Option Awards						Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights That Have Not Vested ($)(2)
Hayden Brown	09/26/2017	193,510	—	—	3.68	09/25/2027	—	—	—	—
	01/18/2021(4)	—	—	1,500,000	38.80	01/17/2031	—	—	—	—
	02/17/2021(5)	—	—	—	—	—	2,563	41,905	—	—
	02/17/2021(6)	—	—	—	—	—	5,104	83,450	—	—
	02/18/2022(7)	—	—	—	—	—	38,052	622,150	—	—
	02/18/2022(8)	—	—	—	—	—	47,945	783,901	—	—
	02/18/2023(9)	—	—	—	—	—	165,000	2,697,750	—	—
	02/18/2023(10)	—	—	—	—	—	133,650	2,185,178	–-	—
	03/18/2024(11)	—	—	—	—	—	230,532	3,769,198	–-	–-
	03/18/2024(12)	—	—	—	—	—	—	—	425,597	6,958,511
Erica Gessert	05/18/2023(13)	—	—	—	—	—	375,000	6,131,250	—	—
	03/18/2024(11)	—	—	—	—	—	109,628	1,792,418	—	—
	03/18/2024(12)	—	—	—	—	—	—	—	134,926	2,206,040
David T. Bottoms	09/18/2022(14)	—	—	—	—	—	62,860	1,027,761	—	—
	02/18/2023(9)	—	—	—	—	—	33,750	551,813	—	—
	03/18/2024(11)	—	—	—	—	—	78,306	1,280,303	—	—
	03/18/2024(12)	—	—	—	—	—	—	—	96,376	1,575,748
(1)Outstanding equity awards with a grant date prior to August 30, 2018, the date the 2018 Plan became effective, were granted under our 2014
Equity Incentive Plan, which we refer to as the 2014 Plan. Outstanding equity awards with a grant date after August 30, 2018, were granted under the 2018 Plan. The vesting of all awards is subject to continued service on each vesting date, in addition to any additional vesting terms described below.
(2)Represents the fair market value of the shares underlying the stock awards based on the closing price on Nasdaq of our common stock on
December 31, 2024 (the last day of business of 2024), which was $16.35 per share.
(3)The amounts in this column represent the number of PSUs that would become Earned PSUs if the “target” level of performance (100% of performance target) was achieved for each measurement period for the 2024 PSU awards. Any portion of the PSUs that are eligible to become
Earned PSUs based on company performance will be fully vested upon the Certification Date following the end of each applicable fiscal year, subject to such NEO’s continued service on the applicable Certification Date. See “—Compensation Discussion and Analysis—2024
Compensation Targets and Outcomes—2024 Long-Term Incentive Compensation” for more information. A description of the treatment of the
2024 PSUs upon a change in control is provided in the section titled “—Potential Payments upon Termination or Change in Control.”
(4)The stock option vests as described in the section titled “—Compensation Discussion and Analysis—2024 Long-Term Incentive Compensation
—2021 CEO Performance Award Outcomes.” The time vesting requirement of the stock option is subject to acceleration upon certain events as described in the section titled “—Potential Payments upon Termination or Change in Control.”
(5)The RSUs will vest in equal installments of 1/16th of the total number of RSUs on each quarterly anniversary after February 18, 2021, over 16 quarters of continuous service, such that the RSU award shall vest in full four years from February 18, 2021, subject to Ms. Brown’s continued

2025 Proxy Statement 71
service. The RSUs are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in
Control.”
(6)The earned PSUs vested 25% on February 18, 2022 and thereafter 1/16th of the earned PSUs shall vest on each quarterly anniversary thereafter, subject to Ms. Brown’s continued service. The earned PSUs are subject to acceleration upon certain events as described in “—
Potential Payments upon Termination or Change in Control.”
(7)The RSUs will vest in equal installments of 1/16th of the total number of RSUs on each quarterly anniversary after February 18, 2022, over 16 quarters of continuous service, such that the RSU award shall vest in full four years from February 18, 2022, subject to Ms. Brown’s continued
service. The RSUs are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in
Control.”
(8)The earned PSUs vested 25% on February 18, 2023 and thereafter 1/16th of the earned PSUs shall vest on each quarterly anniversary thereafter, subject to Ms. Brown’s continued service. The earned PSUs are subject to acceleration upon certain events as described in “—
Potential Payments upon Termination or Change in Control.”
(9)The RSUs will vest in equal installments of 1/16th of the total number of RSUs on each quarterly anniversary after February 18, 2023, over 16 quarters of continuous service, such that the RSU award shall vest in full four years from February 18, 2023, subject to the NEO’s continued
service. The RSUs are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in
Control.”
(10)The earned PSUs vested 25% on February 18, 2024 and 1/16th of the earned PSUs shall vest on each quarterly anniversary thereafter, subject to the NEO’s continued service. The earned PSUs are subject to acceleration upon certain events as described in “—Potential
Payments upon Termination or Change in Control.”
(11)The RSUs will vest in equal installments of 1/16th of the total number of RSUs on each quarterly anniversary after March 18, 2024, over 16 quarters of continuous service, such that the RSU award shall vest in full four years from March 18, 2024, subject to the NEO’s continued
service. The RSUs are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or Change in
Control.”
(12)Represents PSUs granted in 2024 that vest based on the achievement of company performance targets in each of 2025 and 2026, subject to the recipient’s continued service through the date on which company performance during each performance period is certified by the compensation committee. The first such certification date is expected to take place in early 2026. A description of the treatment of the 2024
PSUs upon a change in control is provided in the section titled “—Potential Payments upon Termination or Change in Control.”
(13)The RSUs vested 25% on May 18, 2024 and thereafter the RSUs will vest in equal installments of 1/16th of the total number of RSUs on each quarterly anniversary after May 18, 2024, over 12 quarters of continuous service, such that the RSU award shall vest in full four years from
May 18, 2023, subject to Ms. Gessert’s continued service. The RSUs are subject to acceleration upon certain events as described in “—
Potential Payments upon Termination or Change in Control.”
(14)The RSUs will vest in equal installments of 1/16th of the total number of RSUs on each quarterly anniversary after September 18, 2022, over
16 quarters of continuous service, such that the RSU award shall vest in full four years from September 18, 2022, subject to Mr. Bottoms’s continued service. The RSUs are subject to acceleration upon certain events as described in “—Potential Payments upon Termination or
Change in Control.”
2024 Stock Option Exercises and Stock Vested Table
The following table presents, for each of our NEOs, the number of shares of our common stock acquired upon the exercise of stock options or vesting and settlement of RSUs and PSUs during 2024 and the aggregate value realized upon the exercise of stock options and the vesting and settlement of RSUs and PSUs.

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Hayden Brown	68,199	905,683	329,926	4,203,164
Erica Gessert	—	—	250,298	3,031,048
David T. Bottoms	—	—	68,989	863,095
(1)The value realized upon exercise of an option equals the difference between the price per share of our common stock on Nasdaq on the exercise date less the exercise price per share of the option. Amounts shown are presented on an aggregate basis for all exercises that occurred during 2024.
(2)The value realized upon the vesting and settlement of an RSU or PSU is based on the closing price on Nasdaq of our common stock on the date prior to the vesting date. Amounts shown are presented on an aggregate basis for all vesting and settlement that occurred during 2024.

72 2025 Proxy Statement
Potential Payments upon Termination or Change in Control
We have entered into a Severance Agreement with each of our NEOs that provides for certain protections in the event of certain involuntary terminations of employment in exchange for a customary release of claims as described above in “—
Compensation Discussion and Analysis—Other Compensation Elements—Post-Employment Compensation.”
Involuntary Terminations Outside a Change in Control
The Severance Agreements provide the following benefits, in exchange for a customary release of claims, if the NEO’s employment is terminated by us without cause (as defined in the Severance Agreements) or, with respect to our CEO only, by the NEO for good reason (as defined in the Severance Agreements), outside of a change in control (as defined in the Severance Agreements):

Benefit	Hayden Brown	Erica Gessert	David T. Bottoms
Cash Severance	1x base salary		0.5x base salary
Continuation of Medical Benefits	12 months		6 months
Accelerated Vesting of Equity Awards(1)	50% acceleration	None
(1)Acceleration of vesting under the Severance Agreements excludes equity awards that vest, in whole or in part, upon satisfaction of performance criteria. In addition, with respect to PSU awards granted to our CEO in 2021, 2022, and 2023 (but not our non-CEO NEOs), the
acceleration provisions of the Severance Agreements do not apply, except that the time-based vesting requirement applicable to earned PSUs with respect to such awards will accelerate in a manner consistent with the acceleration provisions of the Severance Agreements for an involuntary termination outside a change in control scenario.
Change in Control
The Severance Agreements provide the following benefits, in exchange for customary release of claims, if the NEO’s employment is terminated by us without cause (as defined in the Severance Agreements) or by the executive for good reason (as defined in the Severance Agreements) within the three months preceding a change in control (as defined in the
Severance Agreements) (but after a legally binding and definitive agreement for a potential change in control has been executed) or within the 12 months following a change in control:

Benefit	Hayden Brown	Erica Gessert	David T. Bottoms
Cash Severance	1.5x base salary	1x base salary
Pro-rated Bonus Payment(1)	1x target bonus
Continuation of Medical Benefits	18 months	12 months
Accelerated Vesting of Equity Awards(2)	100% acceleration
(1)The payment for the NEO’s then-current target bonus opportunity shall be pro-rated for the portion of the then-current year the NEO served prior to the termination.
(2)Acceleration of vesting under the Severance Agreements excludes equity awards that vest, in whole or in part, upon satisfaction of performance criteria. An award agreement for equity awards that vest upon satisfaction of performance criteria may provide for acceleration upon a change in control, and we have described below the treatment of the 2024 PSU awards in connection with a Corporate Transaction (as defined in the 2018 Plan). In addition, with respect to PSU awards granted to our NEOs in 2021, 2022, and 2023 (as applicable), the acceleration provisions of the Severance Agreements do not apply, except that the time-based vesting requirement applicable to earned PSUs with respect to such awards will accelerate in a manner consistent with the acceleration provisions of the Severance Agreements in a change in control scenario.
Treatment of 2024 PSUs
With respect to the 2024 PSU awards, the acceleration provisions in the Severance Agreements do not apply. In the event of a Corporate Transaction (as defined in the 2018 Plan) during fiscal years 2025 or 2026, the number of earned PSUs for the year in which the Corporate Transaction closes will equal the greater of: (i) that number of PSUs that would be earned assuming full year revenue and adjusted EBITDA margin performance based on the most recent management forecasts and (ii) target achievement levels. Any such earned PSUs will vest concurrent with the closing of the Corporate
Transaction.

2025 Proxy Statement 73
In the event of a Corporate Transaction during 2025 or 2026, then, as to any 2024 PSUs that would otherwise be subject to vesting during subsequent years, all such PSUs will be converted into a number of time-based RSUs based on target achievement, subject to pro-rata quarterly vesting for the duration of the years in which such PSUs would have otherwise been subject to vesting and will be subject to the acceleration provisions of the NEO’s Severance Agreement.
2024 Potential Payments upon Termination or Change in Control Table
The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of our NEOs. Except where otherwise noted, payments and benefits are estimated assuming that the triggering event took place on December 31, 2024, and the price per share of our common stock was the closing price on Nasdaq as of December 31, 2024 (the last day of business of 2024), which was $16.35 per share. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments or benefits, any actual payments and benefits may be different.

	Qualifying Termination - No Change in Control				Qualifying Termination - Change in Control
Name	Cash Severance ($)(1)	Continuation of Medical Benefits ($)	Value of Accelerated Vesting ($)(2)	Total ($)	Cash Severance ($)(1)	Bonus Payment ($)(3)	Continuation of Medical Benefits ($)	Value of Accelerated Vesting ($)(2)	Total ($)
Hayden Brown	600,000	30,069	5,091,766	5,721,835	900,000	600,000	45,103	10,183,532	11,728,635
Erica Gessert	577,500	30,786	—	608,286	577,500	462,000	30,786	7,923,668	8,993,954
David T. Bottoms	224,153	15,490	—	239,643	448,305	268,983	30,981	2,859,877	3,608,146
(1)The severance amount related to base salary was determined based on salaries in effect on December 31, 2024.
(2)The value of accelerated vesting is calculated based on the per share closing price on Nasdaq as of December 31, 2024 (the last day of business of 2024), which was $16.35 per share (in the case of unvested stock options, if applicable, such per share closing price less the aggregate exercise price of each outstanding unvested stock option). The CEO Performance Award was not included, as the exercise price for such award was above the per share closing price of our common stock on Nasdaq as of December 31, 2024 (the last day of business of
2024).
(3)The value of the bonus payment was determined based on the full amount of the target bonus in effect on December 31, 2024.

74 2025 Proxy Statement
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of
Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid, which we refer to as CAP, and certain financial performance of our company and peers. For further information concerning our variable pay-for-performance philosophy and how we align executive compensation with our performance, refer to “—Compensation Discussion and Analysis.”

Year(1)	Summary Compensation Table Total for PEO(2) ($)	Compensation Actually Paid to PEO(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(2) ($)	Average Compensation Actually Paid to Non-PEO NEOs(4) ($)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss)(7) ($ in thousands)	Company- Selected Measure: Adjusted EBITDA(8) ($ in thousands)
					Upwork Total Stockholder Return(5) ($)	Peer Group Total Stockholder Return(6) ($)
2024	9,931,909	11,253,398	3,795,326	8,182,626	153	188	215,586	167,593
2023	9,508,141	13,594,420	3,483,866	4,257,285	139	176	46,887	73,134
2022	8,474,727	(25,586,673)	4,573,989	(3,208,187)	98	108	(89,885)	(4,029)
2021	34,909,304	29,693,025	2,116,323	1,991,129	320	178	(56,240)	19,127
2020	848,412	25,983,464	2,441,919	4,223,757	324	140	(22,867)	14,022
(1)Ms. Brown served as our principal executive officer, which we refer to as our PEO, for the entirety of 2020, 2021, 2022, 2023, and 2024, and our NEOs other than our PEO, which we refer to as our Non-PEO NEOs, for the applicable years were as follows: (i) for 2024: Erica Gessert and David T. Bottoms; (ii) for 2023: Erica Gessert and Eric Gilpin; (iii) for 2022: Eric Gilpin and Jeff McCombs; (iv) for 2021: Eric Gilpin and Jeff
McCombs; and (v) for 2020: Eric Gilpin, Jeff McCombs, and Brian Kinion.
(2)Amounts reported in these columns represent (i) the total compensation reported in the Summary Compensation Table for the applicable year for our PEO and (ii) the average of the total compensation reported in the Summary Compensation Table for the applicable year for our Non-
PEO NEOs.
(3)Amounts reported in this column represent CAP to Ms. Brown as our PEO in the indicated fiscal years, as calculated per Item 402(v) of
Regulation S-K. Such calculations are based on Ms. Brown’s total compensation reported in the Summary Compensation Table for the indicated fiscal years and adjusted as shown in the table below. In making each of these adjustments, the “value” of an option or stock award is the fair value of the award on the applicable date determined in accordance with ASC 718 using the valuation assumptions we then used to calculate the fair value of our equity awards. For more information on the valuation of our equity awards, please see the notes to our financial statements that appear in our applicable Annual Report on Form 10-K and the footnotes to the Summary Compensation Table that appears in our applicable definitive proxy statement. The dollar amounts do not reflect the actual amount of compensation we consider to be earned by or paid to Ms. Brown during the applicable year. There were no dividends paid and no changes to the value of pension benefits, as we do not provide pension benefits.

PEO		2020 ($)	2021 ($)	2022 ($)	2023 ($)	2024 ($)
Summary Compensation Table—Total Compensation	(a)	848,412	34,909,304	8,474,727	9,508,141	9,931,909
Subtract Amounts Reported Under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable Fiscal Year	(b)	—	(33,406,652)	(7,455,075)	(8,594,663)	(8,554,496)
Add Fair Value of Awards Granted During Applicable Fiscal Year That Remain Unvested as of Applicable Fiscal Year End, Determined as of Applicable Fiscal Year End	(c)	—	23,631,900	3,178,100	10,086,827	10,727,717
Add/Subtract Awards Granted During Prior Fiscal Years That Were Outstanding and Unvested as of Applicable Fiscal Year End, Determined Based on Change in Fair Value from Prior Fiscal Year End to Applicable Fiscal Year End	(d)	22,547,000	(190,309)	(25,451,923)	1,728,994	2,076,283
Add Fair Value of Awards Granted During Applicable Fiscal Year That Vested During the Fiscal Year of Grant, Determined as of Applicable Vesting Date	(e)	69,150	319,445	748,542	668,238	663,569
Add/Subtract Awards Granted During Prior Fiscal Years That Vested During Applicable Fiscal Year, Determined Based on Change in Fair Value from Prior Fiscal Year End to Vesting Date	(f)	2,518,902	4,429,337	(5,081,044)	501,979	(581,896)
Subtract Fair Value of Awards Granted During Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Applicable Fiscal Year, Determined as of Prior Fiscal Year End	(g)	—	—	—	(305,095)	(3,009,688)
Compensation Actually Paid		25,983,464	29,693,025	(25,586,673)	13,594,420	11,253,398
(a)Represents Total Compensation as reported in the Summary Compensation Table for the indicated fiscal year.

2025 Proxy Statement 75
(b)Represents the aggregate grant date fair value of the stock awards and option awards granted to Ms. Brown during the indicated
fiscal year, computed in accordance with ASC 718. Amounts shown are the amounts reported in the Summary Compensation Table.
(c)Represents the aggregate fair value as of the indicated fiscal year end of Ms. Brown’s outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with ASC 718.
(d)Represents the aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards granted in prior fiscal years and held by Ms. Brown as of the last day of the indicated fiscal year, computed in accordance with ASC 718.
(e)Represents the aggregate fair value at vesting of the option and stock awards that were both granted to Ms. Brown and vested during the indicated fiscal year, computed in accordance with ASC 718.
(f)Represents the aggregate change in fair value, measured from the prior fiscal year end to the vesting date, of each stock award and option award held by Ms. Brown that was granted in a prior fiscal year and vested during the indicated fiscal year, computed in accordance with ASC 718.
(g)Represents the aggregate fair value as of the last day of the prior fiscal year of Ms. Brown’s stock awards and option awards that were granted in a prior fiscal year and failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with ASC 718.
(4)Amounts reported in this column represent the average CAP to our Non-PEO NEOs in the indicated fiscal year, as calculated per
Item 402(v) of Regulation S-K. Such calculations are based on the average total compensation for such Non-PEO NEOs reported in the
Summary Compensation Table for the indicated fiscal year and adjusted as shown in the table below. In making each of these adjustments, the “value” of an option or stock award is the fair value of the award on the applicable date determined in accordance with ASC 718 using the valuation assumptions we then used to calculate the fair value of our equity awards. For more information on the valuation of our equity awards, please see the notes to our financial statements that appear in our applicable Annual Report on Form 10-K and the footnotes to the
Summary Compensation Table that appears in our applicable definitive proxy statement. The dollar amounts do not reflect the actual amount of compensation we consider to be earned by or paid to our Non-PEO NEOs during the applicable year. There were no dividends paid and no changes to the value of pension benefits, as we do not provide pension benefits.

Non-PEO NEO Average*		2020 ($)	2021 ($)	2022 ($)	2023 ($)	2024 ($)
Summary Compensation Table—Total Compensation	(a)	2,441,919	2,116,323	4,573,989	3,483,866	3,795,326
Subtract Amounts Reported Under the “Stock Awards” and “Option Awards” Columns in the Summary Compensation Table for Applicable Fiscal Year	(b)	(1,931,376)	(1,126,933)	(3,836,932)	(2,943,800)	(2,789,502)
Add Fair Value of Awards Granted During Applicable Fiscal Year That Remain Unvested as of Applicable Fiscal Year End, Determined as of Applicable Fiscal Year End	(c)	4,164,286	579,986	538,543	4,461,000	3,427,258
Add/Subtract Awards Granted During Prior Fiscal Years That Were Outstanding and Unvested as of Applicable Fiscal Year End, Determined Based on Change in Fair Value from Prior Fiscal Year End to Applicable Fiscal Year End	(d)	467,619	(62,360)	(507,769)	—	3,855,412
Add Fair Value of Awards Granted During Applicable Fiscal Year That Vested During the Fiscal Year of Grant, Determined as of Applicable Vesting Date	(e)	158,029	124,483	345,331	10,438	273,146
Add/Subtract Awards Granted During Prior Fiscal Years That Vested During Applicable Fiscal Year, Determined Based on Change in Fair Value from Prior Fiscal Year End to Vesting Date	(f)	178,525	359,630	(1,988,433)	845	(379,014)
Subtract Fair Value of Awards Granted During Prior Fiscal Years That Failed to Meet Applicable Vesting Conditions During Applicable Fiscal Year, Determined as of Prior Fiscal Year End	(g)	(1,255,245)	—	(2,332,916)	(755,063)	—
Compensation Actually Paid		4,223,757	1,991,129	(3,208,187)	4,257,285	8,182,626
*Please see footnote 1 above for the Non-PEO NEOs included in the average for each indicated fiscal year.
(a)Represents the average Total Compensation as reported in the Summary Compensation Table for the Non-PEO NEOs in the
indicated fiscal year.
(b)Represents the average aggregate grant date fair value of the stock awards and option awards granted to the Non-PEO NEOs during the indicated fiscal year, computed in accordance with ASC 718. Amounts shown are the amounts reported in the Summary
Compensation Table.
(c)Represents the average aggregate fair value as of the indicated fiscal year end of the Non-PEO NEOs’ outstanding and unvested stock awards and option awards granted during such fiscal year, computed in accordance with ASC 718.
(d)Represents the average aggregate change in fair value during the indicated fiscal year of the outstanding and unvested stock awards and option awards granted in prior fiscal years and held by the Non-PEO NEOs as of the last day of the indicated fiscal year, computed in accordance with ASC 718.
(e)Represents the average aggregate fair value at vesting of the stock awards and option awards that were both granted to the Non-
PEO NEOs and vested during the indicated fiscal year, computed in accordance with ASC 718.

76 2025 Proxy Statement
(f)Represents the average aggregate change in fair value, measured from the prior fiscal year end to the vesting date, of each stock award and option award held by the Non-PEO NEOs that was granted in a prior fiscal year and vested during the indicated fiscal year, computed in accordance with ASC 718.
(g)Represents the average aggregate fair value as of the last day of the prior fiscal year of the Non-PEO NEOs’ stock awards and option awards that were granted in a prior fiscal year and failed to meet the applicable vesting conditions in the indicated fiscal year, computed in accordance with ASC 718. On September 21, 2022, we entered into a transition and separation agreement with former
Non-PEO NEO Jeff McCombs, and Mr. McCombs’s last day of employment was December 31, 2022. Accordingly, we determined that Mr. McCombs’s awards that were forfeited in connection with his departure on December 31, 2022 were not outstanding at fiscal year end and are therefore included in this calculation row for 2022. On May 2, 2023, we entered into the Gilpin Transition
Agreement with former Non-PEO NEO Eric Gilpin, and Mr. Gilpin’s last day of employment was June 30, 2023. Accordingly, Mr.
Gilpin’s awards that were forfeited in connection with his departure on June 30, 2023 were not outstanding at fiscal year end and are therefore included in this calculation row for 2023.
(5)Pursuant to SEC rules, the comparison assumes $100 was invested in our common stock on December 31, 2019, using the closing stock price of the end of the last day that was prior to the beginning of our fiscal year 2020. Historic stock price performance is not necessarily indicative of future stock price performance. There were no dividends or other earnings paid in the covered fiscal years.
(6)The TSR Peer Group consists of the Nasdaq 100 Technology Index, which we also use in the stock performance graph required by
Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2024. This column assumes $100 was invested in this peer group on December 31, 2019 (same period as used for footnote 5 above).
(7)The amounts shown in this column are also included in our audited financial statements. For 2024, net income includes a non-cash tax benefit of $140.3 million from the release of a valuation allowance on certain deferred tax assets.
(8)Our compensation committee determined adjusted EBITDA to be the most important financial performance measure used to link company performance to CAP to our PEO and Non-PEO NEOs for 2024 because, in its view, it was the company performance measure most consistent with our then-primary near-term objective of pursuing durable, profitable growth that management would have the greatest ability to impact in a challenging macroeconomic environment. Adjusted EBITDA was the company performance metric that had the greatest impact on payouts for our PEO and Non-PEO NEOs under our 2024 Performance Bonus Plan, and adjusted EBITDA margin (calculated by dividing adjusted
EBITDA by revenue) was one of two performance metrics underlying the PSUs granted to our PEO and Non-PEO NEOs in 2024. Adjusted
EBITDA is not a financial measure prepared in accordance with GAAP. For more information on how we compute this non-GAAP financial measure and a reconciliation to the most directly comparable financial measure prepared in accordance with GAAP, please refer to “Appendix
A: Reconciliation of Non-GAAP Financial Measures.”
Relationship Between Pay and Performance
CAP, as calculated in accordance with Item 402(v) of Regulation S-K, reflects cash compensation actually paid as well as adjusted values to unvested and vested equity awards during the years shown in the table based on year-end or vesting date stock prices, various accounting valuation assumptions, and projected performance modifiers. Due to how CAP is calculated, the CAP as reported for each year does not reflect the actual amounts earned or received by our PEO and
Non-PEO NEOs (including from their equity awards). CAP generally fluctuates annually due to the change in our stock price from year to year as well as varying levels of actual achievement of performance goals.
Because CAP does not reflect the actual amount of compensation earned by our PEO and Non-PEO NEOs, we do not use this measure for understanding how PEO and Non-PEO NEO pay aligns with our performance. For a discussion of how our compensation committee assessed “pay-for-performance” and how our executive compensation program is designed to link executive compensation with the achievement of our financial and strategic objectives as well as stockholder value creation each year, see “—Compensation Discussion and Analysis” in this Proxy Statement and in our definitive proxy statements filed with the SEC on April 20, 2021, April 19, 2022, April 28, 2023, and April 23, 2024.
Below are graphs showing the relationship of CAP to our PEO and Non-PEO NEOs for our fiscal years 2020, 2021, 2022,
2023, and 2024 to (1) the Total Shareholder Return of both our common stock and the Nasdaq 100 Technology Index (as described in footnote 6 above), (2) our net income (loss), and (3) our adjusted EBITDA (as described in footnote 8 above).

2025 Proxy Statement 77

Compensation Actually Paid vs. Total Shareholder Return
Compensation Actually Paid ($000)
Value of Initial $100 Investment (TSR)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
-5,000
-10,000
-15,000
-20,000
-25,000
-30,000
-35,000
350
300
250
200
150
100
50
0
-50
-100
-150
-200
-250
-300
-350
2020
2021
2022
2023
2024
$324
$320
$108
$98
$176
$139
$188
$153
$140
$178
$25,983
$4,224
$29,693
$1,991
$(25,587)
$(3,208)
$13,594
$4,257
$11,253
$8,183
CAP to PEO
Average CAP to Non-PEO NEOs
Upwork TSR
Nasdaq 100 Technology Index TSR

Compensation Actually Paid vs. Net Income (Loss)

Compensation Actually Paid ($000)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
-5,000
-10,000
-15,000
-20,000
-25,000
-30,000
-35,000
Net Income (Loss) ($M)
200
150
100
50
0
-50
-100
-150
-200
2020
2021
2022
2023
2024
$25,983
$4,224
$29,693
$1,991
$(25,587)
$(3,208)
$13,594
$4,257
$11,253
$8,183
$(22.9)
$(56.2)
$(89.9)
$46.9
$215.6
CAP to PEO
Average CAP to Non-PEO NEOs
Net Income (Loss)

78 2025 Proxy Statement

Compensation Actually Paid vs. Adjusted EBITDA
Compensation Actually Paid ($000)
Adjusted EBITDA ($M)
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
-5,000
-10,000
-15,000
-20,000
-25,000
-30,000
-35,000
200,000
150,000
100,000
50,000
0
-50,000
-100,000
-150,000
-200,000
$25,983
$4,224
$14,022
$29,693
$1,991
$19,127
$(25,587)
$(3,208)
$(4,029)
$13,594
$4,257
$73,134
$11,253
$8,183
$167,593
2020
2021
2022
2023
2024
CAP to PEO
Average CAP to Non-PEO NEOs
Company Selected Measure: Adjusted EBITDA

Tabular List of Financial Performance Measures for 2024
The following table contains the most important financial measures used to link CAP, for the year ended December 31,
2024, to our performance. No other financial performance metrics were used by us to link CAP to our PEO or Non-PEO
NEOs in 2024 to company performance.

Most Important Financial Performance Measures for 2024
Adjusted EBITDA (1)
Revenue
Adjusted EBITDA margin (1)
Year-over-year revenue growth percentage
GSV
(1)Adjusted EBITDA and adjusted EBITDA margin are not prepared in accordance with, and are not alternatives to, financial measures prepared in accordance with GAAP. An explanation of non-GAAP financial measures and reconciliations to their most directly comparable GAAP financial measures can be found in “Appendix A: Reconciliation of Non-GAAP Financial Measures.

2025 Proxy Statement 79
CEO Pay Ratio Disclosure
In accordance with Item 402(u) of Regulation S-K, we are providing below disclosure relating to the ratio of the annual total compensation of our CEO, Ms. Brown, to the median of the annual total compensation of all of our employees
(except for our CEO), which we refer to as the CEO Pay Ratio.
For 2024:
•The annual total compensation of our CEO, Ms. Brown, was $9,931,909, as reported in the “Total” column of the
2024 Summary Compensation Table;
•The median of the annual total compensation of all our employees (except for our CEO) was $230,794; and
•The CEO Pay Ratio was 43 to 1. This ratio is a reasonable estimate calculated in a manner consistent with SEC rules.
To identify our median employee, we took the following steps:
•We selected December 31, 2024, the last day of our 2024 fiscal year, as the determination date for purposes of identifying our median employee.
•As of December 31, 2024, our employee population consisted of approximately 600 individuals (except for our
CEO) working at our parent company and consolidated subsidiaries, which included all employees whether employed on a full-time or part-time basis, including three employees located outside the United States. We did not include any independent team members or other non-employee workers in our employee population.
•Compensation was measured over the 12-month period beginning on January 1, 2024 and ending on
December 31, 2024. We selected our median employee using a compensation measure consisting of our principal broad-based compensation elements (consisting of annual base salary, annual cash bonus or commission, and the grant date fair value of equity awards granted during the year) and calculated using the same methodology we use to calculate the amount reported for our CEO in the “Total” column of the 2024
Summary Compensation Table as set forth in this Proxy Statement.
•We annualized the cash compensation for full-time and part-time permanent employees who were hired during
2024 but did not work for us the entire year.
•All employees except for our CEO were ranked from lowest to highest with the median determined from this list.
Because SEC rules for identifying the median compensated employee allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices, the pay ratio reported by other companies may not be comparable to our CEO Pay Ratio reported above, as other companies have different employee populations and compensation practices and may use different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

80 2025 Proxy Statement
Other Information and Reports
Report of the Audit, Risk and Compliance Committee
The information contained in the following report of our audit committee is not considered to be “soliciting material,” “filed,”
or incorporated by reference in any past or future filing by us under the Exchange Act or the Securities Act unless and only to the extent that we specifically incorporate it by reference.
This report is submitted by the audit committee of our board of directors. The audit committee consists of the three directors whose names appear below. Each member of the audit committee is independent under the current Nasdaq listing standards and SEC rules and regulations. Each member of the audit committee is financially literate as required by the current Nasdaq listing standards.
The principal purpose of the audit committee is to assist the board of directors in its general oversight of our accounting practices, system of internal controls, audit processes, and financial reporting processes. The audit committee also assists the board of directors in fulfilling its oversight responsibilities with respect to legal and regulatory compliance and, among other things, assists the board of directors in fulfilling its oversight responsibilities with respect to risk management, including cybersecurity, data privacy and security, legal, and compliance risks. The audit committee is responsible for appointing and retaining our independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. The audit committee’s function is more fully described in its charter.
Our audit committee has reviewed and discussed with our management and PricewaterhouseCoopers LLP our audited consolidated financial statements for the year ended December 31, 2024. Our audit committee has also discussed with
PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company
Accounting Oversight Board (United States) and the SEC.
Our audit committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with our audit committee concerning independence and has discussed with
PricewaterhouseCoopers LLP its independence from us.
Based on the review and discussions referred to above, our audit committee recommended to our board of directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended
December 31, 2024, for filing with the SEC.
Submitted by the Audit, Risk and Compliance Committee
Elizabeth Nelson, Chair
Gregory C. Gretsch
Leela Srinivasan

2025 Proxy Statement 81
Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of
March 31, 2025, by:
•each of our NEOs;
•each of our directors and director nominees;
•all of our directors, director nominees, and executive officers as a group; and
•each stockholder known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.
We have determined beneficial ownership in accordance with the rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Except as indicated by the footnotes below, we believe, based on information furnished to us, that the persons and entities named in the table below have sole voting and sole dispositive power with respect to all shares beneficially owned, subject to applicable community property laws.
Applicable percentage ownership is based on 134,048,900 shares of our common stock outstanding as of March 31,
2025. Shares of our common stock subject to stock options that are exercisable as of and within 60 days of March 31,
2025, or RSUs that may vest and settle within 60 days of March 31, 2025, are deemed to be outstanding and to be beneficially owned by the person holding the stock options or RSUs for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the address of each of the individuals and entities listed in the table below is c/o
Upwork Inc., 530 Lytton Avenue, Suite 301, Palo Alto, California 94301-1541.

Name	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
NEOs, Directors, and Director Nominees(1):
Hayden Brown(2)	1,467,634	1.1%
Erica Gessert(3)	198,445	*
David T. Bottoms(4)	3,750	*
Dana L. Evan	—	—
Gregory C. Gretsch(5)	2,870,141	2.1%
Kevin Harvey(6)	2,653,175	2.0%
Thomas Layton(7)	2,120,301	1.6%
Elizabeth Nelson(8)	416,712	*
Leela Srinivasan(9)	61,634	*
Gary Steele(10)	215,895	*
Anilu Vazquez-Ubarri(11)	56,299	*
All executive officers, directors and director nominees as a group (11 persons)(12)	10,063,986	7.5%
Other 5% Stockholders:
The Vanguard Group, Inc.(13)	16,298,261	12.2%
T. Rowe Price Associates, Inc.(14)	14,805,259	11.0%
BlackRock, Inc.(15)	9,768,944	7.3%
* Less than 1%.

82 2025 Proxy Statement
(1)The table does not include Mr. Kelman since he was not a director as of March 31, 2025 and is not a director nominee for election at the
Annual Meeting.
(2)Consists of (i) 1,223,741 shares of common stock, (ii) 193,510 shares of common stock subject to options that are exercisable within 60 days of March 31, 2025, and (iii) 50,383 shares of common stock subject to RSUs that vest within 60 days of March 31, 2025.
(3)Consists of (i) 160,945 shares of common stock and (ii) 37,500 shares of common stock subject to RSUs that vest within 60 days of March 31,
2025.
(4)Consists of 3,750 shares of common stock subject to RSUs that vest within 60 days of March 31, 2025.
(5)Consists of (i) 225,533 shares of common stock held of record by Mr. Gretsch, (ii) 716,795 shares of common stock held of record by a trust for the benefit of Mr. Gretsch, (iii) 761,201 shares of common stock held of record by a trust for the benefit of Mr. Gretsch and his spouse,
(iv) 35,020 shares of common stock held of record by a trust for the benefit of Mr. Gretsch's children, and (v) 1,131,592 shares of common stock held of record by a limited partnership controlled by Mr. Gretsch.
(6)Consists of (i) 87,868 shares of common stock held of record by Mr. Harvey, (ii) 813,992 shares of common stock held of record by Mr.
Harvey’s family trust, of which Mr. Harvey is trustee, and (iii) 1,751,315 shares of common stock held of record by a limited liability company controlled by Mr. Harvey.
(7)Consists of (i) 2,532 shares of common stock held of record by Mr. Layton and (ii) 2,117,769 shares of common stock held of record by a trust for the benefit of Mr. Layton, of which Mr. Layton serves as trustee.
(8)Consists of 416,712 shares of common stock held of record by a trust for the benefit of Ms. Nelson and her spouse.
(9)Consists of 61,634 shares of common stock.
(10)Consists of (i) 65,368 shares of common stock and (ii) 150,527 shares of common stock subject to options that are exercisable within 60 days of March 31, 2025.
(11)Consists of 56,299 shares of common stock.
(12)Consists of (i) 9,628,316 shares of common stock, (ii) 344,037 shares of common stock subject to stock options that are exercisable within 60 days of March 31, 2025, and (iii) 91,633 shares of common stock subject to RSUs that vest within 60 days of March 31, 2025 held by our executive officers, directors, and director nominees as a group.
(13)Based solely on information contained in a statement on Schedule 13G, Amendment No. 7 filed with the SEC on November 12, 2024, reporting beneficial ownership by The Vanguard Group in its capacity as a registered investment advisor as of September 30, 2024. According to the statement, The Vanguard Group exercises shared voting power over 231,469 shares, sole dispositive power over 15,927,183 shares, and shared dispositive power over 371,078 shares of our common stock. The address of The Vanguard Group is 100 Vanguard Blvd., Malvern,
PA 19355.
(14)Based solely on information contained in a statement on Schedule 13G, Amendment No. 1 filed with the SEC on December 9, 2024, reporting beneficial ownership by T. Rowe Price Associates, Inc. in its capacity as a registered investment advisor as of November 30, 2024. According to the statement, T. Rowe Price Associates, Inc. exercises sole voting power over 14,797,305 shares and sole dispositive power over
14,803,499 shares of our common stock. The address of T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, MD 21202.
(15)Based solely on information contained in a statement on Schedule 13G, Amendment No. 3 filed with the SEC on January 26, 2024, reporting beneficial ownership by BlackRock, Inc, in its capacity as a parent holding company or control person as of December 31, 2023. According to the statement, BlackRock, Inc. exercises sole voting power over 9,615,961 shares of our common stock and sole dispositive power over
9,768,944 shares of our common stock. The address of BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

2025 Proxy Statement 83
Equity Compensation Plan Information
The following table presents information as of December 31, 2024, with respect to compensation plans under which shares of our common stock may be issued.

Plan category	Number of securities to be issued upon exercise or settlement of outstanding options, warrants, and rights (#) (a)	Weighted-average exercise price per share of outstanding options, warrants, and rights (to the extent applicable) ($) (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (#) (c)
Equity compensation plans approved by security holders	11,234,615(1)	26.08(2)	31,847,922(3)
Equity compensation plans not approved by security holders	—	—	—
Total	11,234,615	26.08	31,847,922
(1)Includes the 2014 Plan and the 2018 Plan. Excludes purchase rights under our 2018 Employee Stock Purchase Plan, which we refer to as the
2018 ESPP. For awards with performance-based vesting conditions, including PSUs and the CEO Performance Award, the amount reported is based on the maximum outcome of the applicable performance condition (200% of performance target for PSUs).
(2)The weighted-average exercise price does not reflect the shares that may be issued in connection with the settlement of RSUs or PSUs, since
RSUs and PSUs have no exercise price.
(3)Includes 27,152,973 shares of our common stock available for issuance under the 2018 Plan and 4,694,949 shares of our common stock available for issuance under the 2018 ESPP, in each case, as of December 31, 2024. There were no shares of common stock available for issuance under the 2014 Plan as of December 31, 2024, but that plan will continue to govern the terms of awards granted thereunder. Any shares of common stock that are subject to outstanding awards under the 2014 Plan that are issuable upon the exercise of stock options that expire or become unexercisable for any reason without having been exercised in full will generally be available for future grant and issuance as shares of common stock under the 2018 Plan. In addition, the number of shares reserved for issuance under the 2018 Plan increased automatically by 6,767,422 shares on January 1, 2025, and will increase automatically on the first day of January of each of 2026 through
2028 by the number of shares equal to 5% of the total issued and outstanding shares of our common stock as of the immediately preceding
December 31 or a lower number approved by our board of directors or our compensation committee. The number of shares reserved for issuance under the 2018 ESPP increased automatically by 1,082,787 shares on January 1, 2025 and will increase automatically on the first day of January of each year during the term of the 2018 ESPP (up to an aggregate maximum of 20,400,000 shares that may be issued under the 2018 ESPP, subject to adjustment for certain company capital changes) by the number of shares equal to 0.8% of the total outstanding shares of our common stock as of the immediately preceding December 31 or a lower number approved by our board of directors or our compensation committee.

84 2025 Proxy Statement
Frequently Asked Questions
Proxy Materials
1.Why did I receive these proxy materials?
We have made these materials available to you or, if requested, delivered paper copies by mail in connection with the
Annual Meeting, which will be held exclusively online via live webcast on Thursday, June 5, 2025, at 8:00 a.m. Pacific
Time. As a stockholder, you are invited to participate in the Annual Meeting via live webcast and vote on the business items described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under SEC rules and is intended to assist you in voting your shares.
2.What is included in the proxy materials?
The proxy materials include:
•The Notice of Annual Meeting of Stockholders, which we refer to as the Notice;
•Our Proxy Statement for the Annual Meeting; and
•Our Annual Report on Form 10-K for the year ended December 31, 2024.
If you received a paper copy of these materials by mail, the proxy materials also include a proxy card or a voting instruction form for the Annual Meeting. If you received a “Notice of Internet Availability of Proxy Materials” (described below), which we refer to as a Notice of Internet Availability, instead of a paper copy of the proxy materials, see the section titled “Voting Information” below for information regarding how you can vote your shares.
3.What does it mean if I receive more than one Notice, proxy card, or voting instruction form?
It generally means that some of your shares are registered differently or are in more than one account. Please follow the instructions included on each proxy card and vote each proxy card by telephone, through the internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
4.Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?
In accordance with SEC rules, we are using the internet as our primary means of furnishing proxy materials to our stockholders. Consequently, most stockholders will not receive paper copies of our proxy materials. We will instead send these stockholders a Notice of Internet Availability with instructions for accessing the proxy materials, including our Proxy
Statement and annual report to stockholders, and voting via the internet. The Notice of Internet Availability also provides information on how stockholders may obtain paper copies of our proxy materials if they so choose. We believe this means of delivery makes the proxy distribution process more efficient and less costly and helps conserve natural resources.
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports to stockholders and proxy statements are available on the internet, and you can submit your votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
•If you are a registered owner (meaning you hold our common stock in your own name through our transfer agent,
Computershare Trust Company, N.A., or you are in possession of stock certificates): visit
www.computershare.com/investor and log into your account to enroll.
•If you are a beneficial owner (meaning your shares are held by a brokerage firm, a bank, a trustee, or a nominee):
please follow the instructions provided to you by your broker, bank, trustee, or nominee.
Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may call Computershare Trust Company, N.A., our transfer agent, at (800) 736-3001 or visit
www.computershare.com/investor with questions about electronic delivery.
5.How can I access the proxy materials over the internet?
The Notice, proxy card, or voting instruction form will contain instructions on how to:
•View our proxy materials for the Annual Meeting on the internet; and

2025 Proxy Statement 85
•Instruct us to send our future proxy materials to you electronically by email.
The Notice, proxy card, or voting instruction form will also contain instructions on how you may request access to proxy materials electronically on an ongoing basis. Instead of receiving future copies of our proxy statements and annual reports by mail, stockholders of record and most beneficial owners may elect to receive an email that will provide an electronic link to these documents. Choosing to receive your proxy materials electronically helps us to conserve natural resources and reduces the cost of printing and distributing our proxy materials. If you choose to access future proxy materials electronically, you will receive an email with instructions containing a link to the website where those materials are available and a link to the proxy voting website. Your election to receive future proxy materials by email will remain in effect until you revoke it.
6.How may I obtain a paper copy of the proxy materials?
If you receive a paper Notice instead of a paper copy of the proxy materials, the Notice will provide instructions about how to obtain a paper copy of the proxy materials. If you receive the Notice by email, the email will also include instructions about how to obtain a paper copy of the proxy materials. All stockholders of record who do not receive a paper Notice or email will receive a paper copy of the proxy materials by mail.
7.I share an address with another stockholder, and we received only one paper copy of the proxy materials or
Notice. How may I obtain an additional copy?
The SEC has adopted rules that permit companies and intermediaries (such as brokers) to implement a delivery procedure called householding. Under this procedure, multiple stockholders who reside at the same address may receive a single copy of our annual report to stockholders and other proxy materials, including the Notice of Internet Availability, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees and helps conserve natural resources.
This year, a number of brokers with account holders who are our stockholders will be householding our annual report to stockholders and other proxy materials, including the Notice of Internet Availability. A single Notice of Internet Availability and, if applicable, a single set of our annual report to stockholders and other proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. Stockholders may revoke their consent at any time by calling Broadridge Financial Solutions, Inc. at (866) 540-7095 or writing to Broadridge, Householding Department,
51 Mercedes Way, Edgewood, NY 11717.
Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report to stockholders and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report to stockholders and other proxy materials, you may contact our Investor Relations department at our mailing address, which is 3490 S 4400 W #70008, West Valley City, UT 84120, Attn: Investor Relations, telephone number (650) 316-7500.
8.I share an address with another stockholder, and we received more than one paper copy of the proxy materials or the Notice. How do we obtain a single copy in the future?
Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report to stockholders and other proxy materials who wish to receive only one copy in the future can contact their bank, broker, or other holder of record to request information about householding or our Investor Relations department at our mailing address, which is 3490 S 4400 W #70008, West Valley City, UT 84120, Attn: Investor Relations, telephone number
(650) 316-7500.

86 2025 Proxy Statement
Voting Information
9.Which proposals will be voted on at the Annual Meeting? How does the board of directors recommend that I vote? What is the vote required to approve each of the proposals? What effect will abstentions and broker non-votes have?

Proposal		Voting Options	Board Recommendation		Votes Required to Approve the Proposal	Effects of Abstentions
1	Election of Thomas Layton, Dana L. Evan, and Kevin Harvey as Class I directors to serve until the 2028 annual meeting of stockholders	For, Against, or Abstain	✓	FOR each nominee	Majority of the votes cast	No effect
2	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025	For, Against, or Abstain	✓	FOR	Majority of the votes cast	No effect
3	Advisory vote to approve named executive officer compensation	For, Against, or Abstain	✓	FOR	Majority of the votes cast	No effect
In deciding all matters at the Annual Meeting, as of the close of business on the Record Date, each share of common stock represents one vote.
•Stockholder of Record: Shares Registered in Your Name. If, on the Record Date, your shares were registered directly in your name with our transfer agent, Computershare Trust Company, N.A., then you are considered the stockholder of record with respect to those shares. As a stockholder of record, you may vote at the Annual
Meeting or vote by telephone, through the internet, or if you request or receive paper proxy materials, by filling out and returning the proxy card.
•Beneficial Owner: Shares Registered in the Name of a Broker or Nominee. If, on the Record Date, your shares were held in an account with a broker, bank, trustee, or other nominee on your behalf, then you are considered the beneficial owner of shares held in “street name.” As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following the voting instructions you receive. Your nominee has only limited authority to vote your shares without your instructions, as described below.
If you were a beneficial owner at the close of business on the Record Date, you may attend the Annual Meeting.
You will need the 16-digit control number found on your Notice of Internet Availability, your proxy card, or the instructions that accompany your proxy materials if you wish to attend the Annual Meeting with the right to vote and submit a question. Even if you do not have your 16-digit control number or were not a stockholder as of the close of business on the Record Date, you can still access the meeting but will not be able to vote at the meeting or submit a question.
Broker non-votes occur when shares held by a broker for a beneficial owner are not voted because the broker did not receive voting instructions from the beneficial owner and lacked discretionary authority to vote the shares. A broker is entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. Absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on “non-routine” matters. At our Annual Meeting, only Proposal 2, the ratification of
PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31,
2025, is considered a routine matter. The proposal for the election of directors and any other proposals presented at the
Annual Meeting are non-routine matters. Broker non-votes are counted for purposes of determining whether a quorum is present and have no effect on the outcome of the matters voted upon. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the Annual Meeting.

2025 Proxy Statement 87
Our board of directors recommends that you vote:
•“FOR” the election of each of the director nominees named in this Proxy Statement, which we refer to as Proposal
1;
•“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2025, which we refer to as Proposal 2; and
•“FOR” the approval, on a non-binding advisory basis, of the compensation of our NEOs as disclosed in this Proxy
Statement, which we refer to as Proposal 3.
None of our directors, director nominees, or NEOs have any substantial interest in any matter to be acted upon, other than, with respect to our NEOs, Proposal 3, and, with respect to Messrs. Layton and Harvey and Ms. Evan, Proposal 1.
10.Who is entitled to vote? How many shares can I vote?
Only holders of record of our common stock at the close of business on the Record Date will be entitled to vote at the
Annual Meeting. At the close of business on the Record Date, there were 133,048,240 shares of our common stock outstanding and entitled to vote. For a 10-day period ending the day before the Annual Meeting date, a complete list of the stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at our headquarters.
You may vote all shares of our common stock that you owned as of the Record Date, including (i) shares held directly in your name as the stockholder of record, including shares purchased or acquired through our equity incentive plans, and
(ii) shares held for you as the beneficial owner through a broker, bank, or other nominee.
11.How can I vote my shares?
If you are a stockholder of record, you may:
•vote via the virtual meeting website—any stockholder can attend the Annual Meeting by visiting
www.virtualshareholdermeeting.com/UPWK2025, where stockholders may vote and submit questions during the meeting. The meeting starts at 8:00 a.m. Pacific Time on Thursday, June 5, 2025. Please have your 16-digit control number to join the Annual Meeting. Instructions on how to attend and participate via the internet are posted at www.proxyvote.com;
•vote by telephone or through the internet—please follow the instructions shown on the Notice of Internet
Availability or your proxy card. Votes submitted by telephone or through the internet must be received by 8:59
p.m. Pacific Time on June 4, 2025; or
•vote by mail—if you request or receive a paper proxy card and voting instructions by mail, simply complete, sign, and date the enclosed proxy card and promptly return it in the envelope provided or, if the envelope is missing, please mail your completed proxy card to Vote Processing, c/o Broadridge Financial Solutions, Inc., 51 Mercedes
Way, Edgewood, New York 11717. Your signed and dated proxy card must be received prior to the Annual
Meeting to be voted.
Submitting your proxy, whether by telephone, through the internet, or, if you request or receive a paper proxy card, by mail, will not affect your right to vote should you decide to attend the Annual Meeting. If you are not the stockholder of record, please refer to the voting instructions provided by your nominee to direct your nominee on how to vote your shares. Your vote is important. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure that your vote is counted.
All proxies will be voted in accordance with the instructions specified. If you sign a physical proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.
If you do not vote and you hold your shares in street name, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” (as described above) and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

88 2025 Proxy Statement
If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card by telephone, through the internet, or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign, and return each proxy card you received to ensure that all of your shares are voted.
12.May I change my vote or revoke my proxy?
A stockholder of record who has given a proxy may revoke it at any time before it is exercised at the Annual Meeting by:
•delivering to our Corporate Secretary by mail a written notice stating that the proxy is revoked;
•signing and delivering a proxy bearing a later date;
•voting again by telephone or through the internet; or
•attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.
13.What if I return my proxy card but do not provide voting instructions?
If you are a stockholder of record and you return your signed proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors (see Question 9 above).
14.What if I am a beneficial owner and do not give voting instructions to my broker?
If you are a beneficial owner of shares, your broker, bank, or other nominee is not permitted to vote on your behalf on the matters to be considered at the Annual Meeting, except for Proposal 2 (the ratification of the appointment of
PricewaterhouseCoopers LLP as our independent auditor for 2025), unless you provide specific instructions by completing and returning the voting instruction form or following the instructions provided to you to vote your shares on the internet or by telephone. If you do not provide voting instructions, your shares will not be voted on any proposal except for Proposal
2. This is called a broker non-vote. For your vote to be counted, you will need to (i) communicate your voting decision to your broker, bank, or other nominee before the date of the Annual Meeting, or (ii) vote during the Annual Meeting.
15.Is my vote confidential?
Proxy instructions, ballots, and voting tabulations that identify individual stockholders are handled in a manner designed to protect your voting privacy. Your vote will not be disclosed, either within our company or to third parties, except: (i) as necessary to meet applicable legal requirements; (ii) to allow for the tabulation of votes and certification of the vote; and
(iii) to facilitate proxy solicitation. To the extent that stockholders provide written comments on their proxy cards, those comments will be forwarded to management.
16.What constitutes a quorum?
The holders of a majority of the voting power of the shares of our common stock issued and outstanding and entitled to vote at the Annual Meeting as of the Record Date must be present at the Annual Meeting in order to hold the Annual
Meeting and conduct business. This presence is called a quorum. Your shares are counted as present at the Annual
Meeting if you are present and vote at the Annual Meeting or if you have properly submitted a proxy.
17.Who will bear the cost of soliciting votes for the Annual Meeting?
The accompanying proxy is solicited by our board of directors on behalf of Upwork Inc. We have retained D.F. King & Co.,
Inc. to assist us with the solicitation of proxies, for which we will pay an aggregate fee of $16,500, plus reasonable and documented costs and expenses. We will pay the expenses of soliciting proxies, including preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card, and any other information furnished to stockholders. Following the original mailing of the soliciting materials, we and our agents, including directors, officers, and other employees, without additional compensation, may solicit proxies by mail, email, telephone, facsimile, or other similar means. Following the original mailing of the soliciting materials, we will request brokers, custodians, nominees, and other record holders to forward copies of the soliciting materials to persons for whom they hold shares and to request authority for the exercise of proxies. In such cases, we, upon the request of the record holders, will reimburse such holders for their reasonable

2025 Proxy Statement 89
expenses. If you choose to access the proxy materials or vote through the internet, you are responsible for any internet access charges you may incur.
18.What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our board of directors.
19.Where can I find the voting results of the Annual Meeting?
Voting results will be tabulated and certified by the inspector of elections appointed for the Annual Meeting. The preliminary voting results will be announced at the Annual Meeting. The final results will be tallied by the inspector of elections and filed with the SEC in a current report on Form 8-K within four business days of the Annual Meeting. The
Form 8-K can be found at www.sec.gov and in the “Investor Relations” section of our website.
Attending the Annual Meeting
20.How can I attend the Annual Meeting?
The Annual Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively online via live webcast. You are entitled to attend and participate in the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting.
You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting
www.virtualshareholdermeeting.com/UPWK2025. You also will be able to vote your shares by attending the Annual
Meeting online. To participate in the Annual Meeting, you will need the 16-digit control number included on your Notice, on your proxy card (if you requested printed materials), or on the instructions that accompanied your proxy materials.
Stockholders will need the 16-digit control number to submit a question.
The online meeting will begin promptly at 8:00 a.m. Pacific Time on Thursday, June 5, 2025. We encourage you to access the meeting prior to the start time. Online check-in will begin at 7:45 a.m. Pacific Time, and you should allow sufficient time for the check-in procedures.
21.What if during the check-in time or during the meeting I have technical difficulties or trouble accessing the virtual meeting website?
If we experience technical difficulties during the meeting (e.g., a temporary or prolonged power outage), we will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify stockholders of the decision via www.virtualshareholdermeeting.com/UPWK2025. If you encounter technical difficulties accessing our meeting or asking questions during the meeting, a support line will be available on the login page of the virtual meeting website.
22.Why are you holding a virtual meeting instead of a physical meeting?
We have conducted efficient and effective virtual meetings since 2019. We intend to continue to ensure that our stockholders are afforded the same rights and opportunities to participate virtually as they would at an in-person meeting.
We believe the virtual format makes it easier for stockholders to attend and participate fully and equally in the Annual
Meeting. This format also helps us engage with all stockholders regardless of size, resources, or physical location, saves us and stockholders time and money, and aligns with our broader sustainability goals.
23.Can stockholders ask questions during the Annual Meeting?
Yes. If you wish to submit a question during the Annual Meeting, log into the virtual meeting platform at
www.virtualshareholdermeeting.com/UPWK2025, type your question into the “Ask a Question” field, and click “Submit.” If your question is properly submitted during the relevant portion of the meeting agenda, we will respond to your question during the live webcast, subject to time constraints and as described below. Questions that are substantially similar may be grouped and answered together to avoid repetition. We reserve the right to exclude questions that are, among other things, irrelevant to the business of the Annual Meeting, related to non-public information about our company, related to personal matters or grievances, derogatory or otherwise not in good taste, in substance repetitious of statements made by

90 2025 Proxy Statement
other persons, in furtherance of the stockholder’s personal or business interests, related to pending or threatened litigation, or out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the chairperson of the Annual Meeting or our Corporate Secretary in their sole judgment. A webcast replay of the Annual Meeting, including the Q&A session, will be available for 90 days following the Annual Meeting at
www.virtualshareholdermeeting.com/UPWK2025.
24.What is the deadline to propose actions for consideration at the 2026 annual meeting of stockholders or to nominate individuals to serve as directors?
Our amended and restated bylaws provide that, for stockholder nominations to our board of directors or other proposals to be considered at an annual meeting, the stockholder must give timely notice thereof in writing to the attention of the
Corporate Secretary at our principal executive offices, the address of which is currently Upwork Inc., 530 Lytton Avenue,
Suite 301, Palo Alto, CA 94301-1541.
To be timely for our 2026 annual meeting of stockholders, a stockholder’s notice must be delivered to or mailed and received by our Corporate Secretary at our principal executive offices not earlier than 2:00 p.m. Pacific Time on February
5, 2026, and not later than 2:00 p.m. Pacific Time on March 7, 2026. A stockholder’s notice to the Corporate Secretary must set forth as to each matter the stockholder proposes to bring before the annual meeting the information required by our amended and restated bylaws.
Additionally, our amended and restated bylaws permit a stockholder, or a group of up to 20 stockholders, owning at least
3% of our outstanding common stock continuously for at least three years to nominate and include in our proxy materials for director nominees constituting up to the greater of two individuals or 20% of our board of directors, subject to reduction in certain circumstances, and subject to the stockholders and the nominees satisfying the requirements specified in our amended and restated bylaws. Our obligation to include director nominees in our annual meeting proxy materials is also subject to certain exceptions as set forth in our amended and restated bylaws. Written notice of the nomination(s) for our
2026 annual meeting of stockholders must be submitted to the attention of the Corporate Secretary at our principal executive offices, the address of which currently is Upwork Inc., 530 Lytton Avenue, Suite 301, Palo Alto, CA 94301, no
earlier than 2:00 p.m. Pacific Time on November 26, 2025, and no later than 2:00 p.m. Pacific Time on December 26,
2025, subject to certain exceptions as set forth in our amended and restated bylaws.
In addition, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than Upwork nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 6, 2026.
Stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act and intended to be presented at our
2026 annual meeting of stockholders must be received by us not later than December 26, 2025 to be considered for inclusion in our proxy materials for that meeting. Proposals should be sent to our Corporate Secretary at our principal executive offices, together with proof of ownership of our common stock in accordance with Rule 14a-8 under the
Exchange Act. We strongly encourage any stockholder interested in submitting a proposal to contact our Corporate
Secretary in advance of this deadline to discuss the proposal.
25.Where can I find more information about Upwork’s SEC filings, governance documents, and communicating with Upwork and the board of directors?
SEC Filings and Reports
Our SEC filings, including our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on
Form 8-K, and any amendments to those reports, are available free of charge on our “Investor Relations” section of our website, which is located at investors.upwork.com, under “SEC Filings” in the “Financials” section of our website.
We will mail, without charge, upon written request, a copy of our Annual Report, including the financial statements and list of exhibits, and any exhibit specifically requested. Requests should be sent to our mailing address:
Upwork Inc.
3490 S 4400 W #70008
West Valley City, UT 84120
Attn: Investor Relations

2025 Proxy Statement 91
Corporate Governance Documents
Our Corporate Governance Guidelines, charters of the principal committees of our board of directors, our Code of
Business Conduct and Ethics, and other key corporate governance documents and materials are available at the “Investor
Relations” section of our website, which is located at investors.upwork.com, by clicking on “Documents & Charters” in the
“Governance” section of our website.
Communicating with Management and Investor Relations
Stockholders may contact management or Investor Relations in writing at 3490 S 4400 W #70008, West Valley City, UT
84120, Attn: Investor Relations, telephone number (650) 316-7500, or by email at investor@upwork.com.
Communicating with the Board of Directors
Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors, or a specific member of our board of directors
(including our chairperson) may do so by letters addressed to the attention of our Corporate Secretary.
All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. Sales materials, abusive, threatening, or otherwise inappropriate materials, and items unrelated to the duties and responsibilities of our board of directors will not be provided to directors.
The mailing address for these communications is:
Upwork Inc.
c/o Corporate Secretary
3490 S 4400 W #70008
West Valley City, UT 84120
Other Matters
Our board of directors does not presently intend to bring any other business before the Annual Meeting, and so far as is known to our board of directors, no matters are to be brought before the Annual Meeting except as specified in the Notice of Annual Meeting of Stockholders. As to any business that may arise and properly come before the Annual Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.
By Order of the Board of Directors,
Hayden Brown
President and Chief Executive Officer

2025 Proxy Statement A-1
Appendix A: Reconciliation of Non-GAAP Financial Measures
This Proxy Statement includes references to adjusted EBITDA, adjusted EBITDA margin, and free cash flow, which are measures of financial performance not prepared in accordance with, and are not alternatives to financial measures prepared in accordance with, GAAP.
We use non-GAAP financial measures in conjunction with financial measures prepared in accordance with GAAP for planning purposes, including the preparation of our annual operating budget, as a measure of our core operating results and the effectiveness of our business strategy, and in evaluating our financial performance. These non-GAAP financial measures provide consistency and comparability with past financial performance, facilitate period-to-period comparisons of our core operating results, and also facilitate comparisons with other peer companies, many of which use similar non-
GAAP financial measures to supplement their GAAP results. In addition, adjusted EBITDA is widely used by investors and securities analysts to measure a company’s operating performance without regard to certain items that can vary substantially from company to company, and free cash flow allows investors to evaluate the cash generated from our underlying operations across periods.
Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as analytical tools, and investors should not consider them in isolation or as a substitute for the most directly comparable financial measures prepared in accordance with GAAP. In particular, (1) adjusted EBITDA excludes stock-based compensation expense, which has recently been, and will continue to be for the foreseeable future, a significant recurring expense for our business and an important part of our compensation strategy, (2) although depreciation and amortization expense are non-cash charges, the assets subject to depreciation and amortization may have to be replaced in the future, and adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements, and (3) adjusted EBITDA does not reflect: (a) changes in, or cash requirements for, our working capital needs; (b) interest expense, or the cash requirements necessary to service interest or principal payments on our debt, which reduces cash available to us; or (c) tax payments that may represent a reduction in cash available to us. In addition, the non-GAAP financial measures we use may be different from non-GAAP financial measures used by other companies, including companies in our industry, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from the non-GAAP financial measures that we present. Reconciliations of the non-GAAP financial measures presented in this Proxy Statement to their most directly comparable GAAP financial measures have been provided below, and investors are encouraged to review the reconciliations and not rely on any single financial measure to evaluate our business.
Adjusted EBITDA and Adjusted EBITDA Margin
We define adjusted EBITDA as net income (loss) adjusted for stock-based compensation expense; depreciation and amortization; interest expense; other income (expense), net; income tax benefit (provision); and, if applicable, certain other gains, losses, benefits, or charges that are non-cash or are significant and the result of isolated events or transactions that have not occurred frequently in the past and are not expected to occur regularly in the future.
Additionally, in response to the war in Ukraine, during the year ended December 31, 2022, we incurred certain incremental expenses associated with our humanitarian response efforts. These expenses are not representative of our ongoing operations, and, as a result, we excluded these costs from adjusted EBITDA for the year ended December 31, 2022. Profit margin is calculated by dividing net income (loss) by total revenue, and adjusted EBITDA margin is calculated by dividing adjusted EBITDA by total revenue.

A-2 2025 Proxy Statement
The following table presents a reconciliation of net income (loss), the most directly comparable financial measure prepared in accordance with GAAP, to adjusted EBITDA for each of the periods indicated:

	Year Ended December 31,
(in thousands)	2024	2023	2022	2021	2020
Net income (loss)	$215,586	$46,887	$(89,885)	$(56,240)	$(22,867)
Add back (deduct):
Stock-based compensation expense	68,391	74,195	75,501	53,592	25,508
Depreciation and amortization	14,813	9,449	8,057	10,261	10,172
Other (income) expense, net(1)	(25,221)	(60,137)	(3,275)	1,901	309
Income tax (benefit) provision(2)	(125,159)	1,990	536	122	150
Other(3)(4)(5)(6)	19,183	750	5,037	9,491	750
Adjusted EBITDA	$167,593	$73,134	$(4,029)	$19,127	$14,022
Profit margin	28%	7%	(15)%	(11)%	(6)%
Adjusted EBITDA margin	22%	11%	(1)%	4%	4%
(1)During the year ended December 31, 2023, we recognized a gain of $38.9 million on the early extinguishment of a portion of our 0.25%
convertible senior notes due 2026, which is included in Other (income) expense, net.
(2)During the year ended December 31, 2024, we recognized a non-cash tax benefit of $140.3 million from the release of a valuation allowance on certain deferred tax assets.
(3)During the year ended December 31, 2024, we incurred $19.2 million in costs related to the execution of the Restructuring Plan. Of this amount, $18.4 million is included in Other, while the remaining amount is allocated between Stock-based compensation expense and Other
(income) expense, net.
(4)During each of the years ended December 31, 2024, 2023, 2022, 2021, and 2020 we incurred $0.8 million of expense related to the Tides
Foundation Warrant.
(5)During the year ended December 31, 2022, in response to Russia’s invasion of Ukraine, we incurred certain incremental expenses associated with our humanitarian response efforts. These expenses are not representative of our ongoing operations, and, as a result, we excluded these costs from adjusted EBITDA for the year ended December 31, 2022. These expenses consisted of (i) $1.4 million of special one-time bonuses to our team members in the region impacted by Russia’s invasion of Ukraine, (ii) $1.5 million of expenses incurred in connection with the relocation of our team members in the impacted region, (iii) $1.1 million of donations made to humanitarian aid organizations to support initiatives related to humanitarian response efforts in the impacted region, primarily to Direct Relief International, a humanitarian aid organization, and (iv) $0.4 million of payments of one-time service award bonuses (and associated taxes) to certain of our team members paid in recognition of contributions made by such team members to our humanitarian response efforts in the impacted region.
(6)During the year ended December 31, 2021, we incurred impairment charges of $8.7 million as a result of the execution of sublease agreements related to two of our operating leases.

2025 Proxy Statement A-3
Free Cash Flow
We define free cash flow as cash provided by (used in) operations less purchases of property, plant and equipment and cash outflows from internally developed software.
The following table presents a reconciliation of cash provided by operating activities, the most directly comparable financial measure prepared in accordance with GAAP, to free cash flow for each of the periods indicated:

	Year Ended December 31,
(in thousands)	2024	2023
Cash provided by operating activities(1)	$153,563	$52,708
Less: purchases of property, plant & equipment and cash outflows from internally developed software	(14,444)	(13,351)
Free cash flow	$139,119	$39,357
(1)We elected to change the presentation of certain cash flows on our Consolidated Statement of Cash Flow, reclassifying the change in Trade and Client Receivables, related to amounts received on behalf of talent to fund their escrow account, from operating activities to financing activities. Prior period comparative amounts have been recast to conform to the current period presentation.

SCAN TO
VIEW MATERIALS & VOTE

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V74456-P28030

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UPWORK INC.

The Board of Directors recommends you vote FOR each of the nominees listed in proposal 1:

Nominees:	**For**	**Against**	**Abstain**
1a. Thomas Layton	☐	☐	☐
1b. Dana L. Evan	☐	☐	☐
1c. Kevin Harvey	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposals:	**For**	**Against**	**Abstain**
2. Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2025.	☐	☐	☐
3. Advisory vote to approve named executive officer compensation.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V74457-P28030

UPWORK INC.
Annual Meeting of Stockholders
June 5, 2025 8:00 A.M. Pacific Time
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Hayden Brown and Brian Levey, or either of them, as proxies, each with the power to appoint her or his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of UPWORK INC. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on Thursday, June 5, 2025 at 8:00 A.M. Pacific Time by visiting www.virtualshareholdermeeting.com/UPWK2025, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side